OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  September 30, 2007
                                                 Estimated average burden
                                                 hours per response.....19.4



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period: January 1, 2005 through December 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                     AMPAC
                                     GROWTH
                                     FUND*

                                     Annual
                                     Report

                                    12/31/05

                              [LOGO]PIONEER
                                    Investments(R)

*Formerly Pioneer Papp America-Pacific Rim Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                         1
Portfolio Summary                                                             2
Prices and Distributions                                                      3
Performance Update                                                            4
Comparing Ongoing Fund Expenses                                               8
Portfolio Management Discussion                                              10
Schedule of Investments                                                      14
Financial Statements                                                         18
Notes to Financial Statements                                                26
Report of Independent Registered Public Accounting Firm                      33
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                      34
Trustees, Officers and Service Providers                                     40

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                            95.1%
Depositary Receipts for International Stocks    4.9%

Sector Distribution
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology       30.1%
Industrials                  22.6%
Health Care                  17.3%
Financials                   13.8%
Consumer Staples              8.8%
Consumer Discretionary        5.0%
Energy                        2.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

    1.   State Street Corp.                5.98%
    2.   Medtronic, Inc.                   5.76
    3.   Emerson Electric Co.              5.75
    4.   William Wrigley Jr. Co.           5.46
    5.   T. Rowe Price Associates, Inc.    5.36
    6.   General Electric Co.              5.31
    7.   WPP Group Plc                     4.85
    8.   3M Co.                            4.70
    9.   Stryker Corp.                     4.56
   10.   Intel Corp.                       4.42

This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class          12/31/05        12/31/04
-------        ----------      ---------
    A          $16.08          $15.97
    B          $15.87          $15.93
    C          $15.87          $15.92
    R          $15.64          $15.85

Distributions Per Share
--------------------------------------------------------------------------------

                     1/1/05 - 12/31/05
        -------------------------------------------
             Net
         Investment     Short-Term      Long-Term
 Class     Income     Capital Gains   Capital Gains
------- ------------ --------------- --------------
    A   $0.0034          $   --          $   --
    B   $     --         $   --          $   --
    C   $     --         $   --          $   --
    R   $     --         $   --          $   --

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the Value universe.

The index defined here pertains to the Value of $10,000 Investment charts shown on pages 4, 5, 6 and 7.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
------------------------------------------------------------
                            Net Asset     Public
                              Value      Offering
Period                        (NAV)     Price (POP)
Life-of-Class
(3/14/97)                     6.37%        5.66%
5 Years                      -2.38        -3.53
1 Year                        0.71        -5.06
------------------------------------------------------------


                   Pioneer AmPac Growth Fund       Russell 1000 Growth Index
                   -------------------------       -------------------------
3/97                        9425                            10000
12/97                      11730                            12979
                           15052                            18003
12/99                      18751                            23972
                           18876                            18596
12/01                      16158                            14799
                           12866                            10672
12/03                      16451                            13847
                           16608                            14720
12/05                      16726                            15494

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
------------------------------------------------------------
                               If         If
Period                        Held     Redeemed
Life-of-Class
(3/14/97)                     5.55%      5.55%
5 Years                      -3.18      -3.18
1 Year                       -0.38      -4.36
------------------------------------------------------------


                   Pioneer AmPac Growth Fund       Russell 1000 Growth Index
                   -------------------------       -------------------------
3/97                       10000                           10000
12/97                      12380                           12979
                           15762                           18003
12/99                      19489                           23972
                           19468                           18596
12/01                      16545                           14799
                           13069                           10672
12/03                      16587                           13847
                           16628                           14720
12/05                      16566                           15494

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

-----------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
-----------------------------------------------------------
                               If         If
Period                        Held     Redeemed
Life-of-Class
(3/14/97)                     5.55%      5.55%
5 Years                      -3.18      -3.18
1 Year                       -0.31      -0.31
-----------------------------------------------------------


                   Pioneer AmPac Growth Fund       Russell 1000 Growth Index
                   -------------------------       -------------------------
3/97                       10000                           10000
12/97                      12380                           12979
                           15762                           18003
12/99                      19489                           23972
                           19468                           18596
12/01                      16545                           14799
                           13069                           10672
12/03                      16587                           13847
                           16618                           14720
12/05                      16566                           15494

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

-----------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
-----------------------------------------------------------
                              If         If
Period                       Held     Redeemed
Life-of-Class
(3/14/97)                    5.58%      5.58%
5 Years                     -3.30      -3.30
1 Year                      -1.33      -1.33
-----------------------------------------------------------


                   Pioneer AmPac Growth Fund       Russell 1000 Growth Index
                   -------------------------       -------------------------
3/97                       10000                          10000
12/97                      12402                          12979
                           15834                          18003
12/99                      19628                          23972
                           19660                          18596
12/01                      16748                          14799
                           13273                          10672
12/03                      16886                          13847
                           16844                          14720
12/05                      16621                          15494

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on actual returns from July 1, 2005 through December 31, 2005

Share Class                             A              B              C              R
-------------------------------   ------------   ------------   ------------   ------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05
Ending Account Value                $1,054.00      $1,056,08      $1,048.26      $1,039.84
On 12/31/05
Expenses Paid During Period*        $    6.47      $   12.02      $   11.51      $   15.58

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.32%, 2.22% and 3.01% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2005 through December 31, 2005

Share Class                             A              B              C              R
-------------------------------   ------------   ------------   ------------   ------------
Beginning Account Value            $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05
Ending Account Value               $1,018.90      $1,013.51      $1,013.96      $1,009,93
On 12/31/05
Expenses Paid During Period*       $    6.36      $   11.77      $   11.32      $   15.35

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.32%, 2.22% and 3.01% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

During 2005, the market had to contend with another year of dramatic increases in oil prices and a constantly increasing Fed funds rate courtesy of the Federal Reserve. Many growth stocks remained out of favor, and companies that experienced even minor disappointments were punished by the market. Despite the challenging market, many fund holdings prospered - helped in large part by their unique market niche or product superiority - as Rosellen Papp, a member of the firm's management team, discusses in the following interview:

Q:  How did the Fund perform during fiscal 2005?

A: The Fund's Class A shares rose 0.71% at net asset value for the 12 months ended December 31, 2005. By comparison, the Standard & Poor's 500 Index and the Russell 1000 Growth Index posted returns of 4.91% and 5.26%, respectively, for the same period. The average return of the 687 Large-Capitalization Growth Funds tracked by Lipper, Inc., the Fund's peer group, was 6.20%. (Lipper Inc. is an independent firm that measures mutual fund performance.)

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

    The Fund's underperformance relative to the indexes and its Lipper universe centered around five companies in particular that experienced challenges. Estee Lauder encountered much more competition in their fragrance business than anticipated. We were concerned that the problems could be longer term in nature and sold the position. The pharmaceutical giant Pfizer has been struggling since 2004 when safety concerns about several competitors' blockbuster drugs cast doubt on its hugely successful drug, Celebrex. More recently, investors have become concerned about the sales of its cholesterol-reducing drug Lipitor, which could fall in response to the availability of lower cost alternatives. With Pfizer's earnings potential uncertain, we sold it and redeployed the proceeds of the sale to other healthcare related companies with more predictable prospects.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    IBM started the year with a slight revenue and earnings disappointment relative to analysts' expectations. The marketplace punished the stock as some analysts concluded that IBM tried to "hide" the disappointment by changing some accounting policies, including options expensing. We believe that this is a temporary disappointment. We continue to think the company is inexpensively priced and therefore have retained it in the portfolio. Electrical component manufacturer, Molex, reported disappointing sales and earnings, which caused us to reposition those assets into niche computer software companies that have brighter prospects in our opinion. Longer term, we are very bullish on global prospects for technology and related services. We have also been concerned about governance and accounting issues at American International Group. Late in the fiscal year, we reduced the position significantly, selling into strength.

    After carefully analyzing these disappointments, we find no consistent theme and conclude that the challenges are in no way related to the fund's emphasis on American companies with substantial and growing business interests in the Pacific Rim region. In a challenging year, we have carefully adjusted the portfolio to avoid any recurrence of these company-specific issues.

Q:  Could you highlight some of the companies that were added to the portfolio?

A: Certainly. In the technology sector, we are shifting the emphasis from hardware to software companies. As part of this minor repositioning, we reinvested the proceeds from the sale of Hewlett-Packard and Molex into Adobe Systems, which has a strong market niche in graphics, photography and digital imaging, and Symantec, which is a leading provider of security solutions for individuals and businesses.

    We added United Parcel Services (UPS), the delivery and logistics company with trade routes from the United States to Europe and within Europe. In our estimation, UPS outshines its competitors and is poised to grow its business to Asia. We bought the stock on weakness when investors became concerned that higher fuel costs could threaten its profitability. We think UPS will be resilient, as it has the ability to pass on increased fuel costs to its customers with a fuel surcharge.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                             (continued)
--------------------------------------------------------------------------------

    In the financial sector - a second area of concentration of the portfolio, we added UCBH Holdings, which is a commercial bank that caters to the Chinese-American population. With a strong customer base on the West Coast, the bank is well positioned to benefit from the growth of trade with China. The company is a good example of the portfolio's investment strategy, which is designed to offer shareowners exposure to Asian economies by investing in American companies - eliminating many of the risks associated with investing directly in developing markets. I would like to add that two existing holdings - State Street and T. Rowe Price Group - performed very well during the year.

Q: Health care stocks represent the third major area of investment for the Fund. Have you made any changes within this sector?

A: We are very optimistic about the future of this industry, because we expect health care expenditures to rise at a much faster rate than the U.S. economy for the foreseeable future. An aging world population is boosting demand for drugs and medical equipment worldwide. However, we are concerned that the traditional pharmaceutical companies are currently battling a variety of issues. These include the new Medicare drug bill that went into effect on January 1, 2006, intellectual property rights, product liability issues and high-profile drug trials. Consequently, we have shifted our focus in the health care sector from pharmaceuticals toward a mix of medical device companies, market research companies, suppliers to the industry and orthopedic implants, which we think offer a better risk/reward profile. In keeping with this new direction, we added 3M, a diversified company that derives about 20% of its business from medical products.

Q:  Do you think 2006 will be a positive year for U.S. stocks?

A: As the New Year begins, we think several factors bode well for the economy and U.S. growth stocks. Many Wall Street economists are upbeat, looking for economic growth of 3% to 31/2% for 2006. We concur, and barring any external shocks, we think the U.S. stock market - particularly growth stocks that have been out of favor for several years - will generate above-average returns. Secondly, with corporate earnings as strong as they were in 2005, companies are likely to increase capital expenditures and buy new technologies and capital equipment. Finally, we saw a valuation gap emerge between stock prices and the underlying strength of the companies in 2005 - creating undervalued companies.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Therein lies the growth potential that we hope to capture with the companies held in this portfolio.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The Fund invests in a limited number of securities and, as a result, the fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

  Shares                                                                   Value
              COMMON STOCKS - 99.0%
              Energy - 2.5%
              Integrated Oil & Gas - 2.5%
    8,400     Chevron Corp.                                          $   476,868
                                                                     -----------
              Total Energy                                           $   476,868
                                                                     -----------
              Capital Goods - 15.6%
              Electrical Component & Equipment - 5.7%
   15,000     Emerson Electric Co.                                   $ 1,120,500
                                                                     -----------
              Industrial Conglomerates - 9.9%
   29,500     General Electric Co.                                   $ 1,033,975
   11,800     3M Co.                                                     914,500
                                                                     -----------
                                                                     $ 1,948,475
                                                                     -----------
              Total Capital Goods                                    $ 3,068,975
                                                                     -----------
              Transportation - 6.8%
              Air Freight & Couriers - 6.8%
   12,000     Expeditors International of Washington, Inc.           $   810,120
    7,000     United Parcel Service                                      526,050
                                                                     -----------
                                                                     $ 1,336,170
                                                                     -----------
              Total Transportation                                   $ 1,336,170
                                                                     -----------
              Media - 4.8%
              Advertising - 4.8%
   17,500     WPP Group Plc (A.D.R.)                                 $   945,000
                                                                     -----------
              Total Media                                            $   945,000
                                                                     -----------
              Food, Beverage & Tobacco - 5.4%
              Packaged Foods & Meats - 5.4%
   16,000     William Wrigley Jr. Co.                                $ 1,063,840
                                                                     -----------
              Total Food, Beverage & Tobacco                         $ 1,063,840
                                                                     -----------
              Household & Personal Products - 3.3%
              Household Products - 3.3%
   12,000     Colgate-Palmolive Co.                                  $   658,200
                                                                     -----------
              Total Household & Personal Products                    $   658,200
                                                                     -----------

14    The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Health Care Equipment & Services - 11.9%
              Health Care Equipment - 10.2%
   19,500     Medtronic, Inc.                                        $ 1,122,615
   20,000     Stryker Corp.                                              888,600
                                                                     -----------
                                                                     $ 2,011,215
                                                                     -----------
              Health Care Services - 1.7%
   13,000     IMS Health, Inc.                                       $   323,960
                                                                     -----------
              Total Health Care Equipment & Services                 $ 2,335,175
                                                                     -----------
              Pharmaceuticals & Biotechnology - 5.3%
              Pharmaceuticals - 5.3%
   14,000     Johnson & Johnson                                      $   841,400
    3,500     Eli Lilly & Co.                                            198,065
                                                                     -----------
                                                                     $ 1,039,465
                                                                     -----------
              Total Pharmaceuticals & Biotechnology                  $ 1,039,465
                                                                     -----------
              Banks - 1.4%
              Regional Banks - 1.4%
   15,500     UCBH Holdings, Inc.                                    $   277,140
                                                                     -----------
              Total Banks                                            $   277,140
                                                                     -----------
              Diversified Financials - 11.2%
              Asset Management & Custody Banks - 11.2%
   21,000     State Street Corp.                                     $ 1,164,240
   14,500     T. Rowe Price Associates, Inc.                           1,044,435
                                                                     -----------
                                                                     $ 2,208,675
                                                                     -----------
              Total Diversified Financials                           $ 2,208,675
                                                                     -----------
              Insurance - 1.0%
              Multi-Line Insurance - 1.0%
    3,000     American International Group, Inc.                     $   204,690
                                                                     -----------
              Total Insurance                                        $   204,690
                                                                     -----------
              Software & Services - 7.1%
              Application Software - 1.9%
   10,000     Adobe Systems, Inc.                                    $   369,600
                                                                     -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Systems Software - 5.2%
   31,000     Microsoft Corp.                                        $   810,650
   12,000     Symantec Corp.*                                            210,000
                                                                     -----------
                                                                     $ 1,020,650
                                                                     -----------
              Total Software & Services                              $ 1,390,250
                                                                     -----------
              Technology Hardware & Equipment - 9.7%
              Communications Equipment - 3.1%
   36,000     Cisco Systems, Inc.*                                   $   616,320
                                                                     -----------
              Computer Hardware - 3.2%
    7,500     IBM Corp.                                              $   616,500
                                                                     -----------
              Computer Storage & Peripherals - 1.8%
   25,500     EMC Corp.*                                             $   347,310
                                                                     -----------
              Electronic Equipment & Instruments - 1.6%
   10,000     National Instruments Corp.                             $   320,500
                                                                     -----------
              Total Technology Hardware & Equipment                  $ 1,900,630
                                                                     -----------
              Semiconductors - 13.1%
              Semiconductor Equipment - 1.9%
   20,400     Applied Materials, Inc.                                $   365,976
                                                                     -----------
              Semiconductors - 11.2%
   34,500     Intel Corp.                                            $   861,120
   15,000     Linear Technology Corp.                                    541,050
   25,000     Microchip Technology                                       803,750
                                                                     -----------
                                                                     $ 2,205,920
                                                                     -----------
              Total Semiconductors                                   $ 2,571,896
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $15,862,820)                                     $19,476,974
                                                                     -----------
              TOTAL INVESTMENT IN SECURITIES - 99.0%
              (Cost $15,862,820)(a)                                  $19,476,974
                                                                     -----------
              OTHER ASSETS AND LIABILITIES - 1.0%                    $   199,250
                                                                     -----------
              TOTAL NET ASSETS - 100.0%                              $19,676,224
                                                                     ===========

16    The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(A.D.R.) American Depositary Receipt

*        Non-income producing security

(a)      At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $15,862,820 was as follows:

         Aggregate gross unrealized gain for all investments in which
         there is an excess of value over tax cost                                            $4,241,163

         Aggregate gross unrealized loss for all investments in which
         there is an excess of tax cost over value                                              (627,009)
                                                                                              ----------
         Net unrealized gain                                                                  $3,614,154
                                                                                              ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $3,173,715 and $6,386,706, respectively.

The accompanying notes are an integral part of these financial statements.    17

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $15,862,820)                      $ 19,476,974
  Cash                                                                  265,143
  Receivables -
    Fund shares sold                                                     15,002
    Dividends and interest                                               18,013
    Due from Pioneer Investment Management, Inc.                            190
                                                                   ------------
     Total assets                                                  $ 19,775,322
                                                                   ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                        $     22,149
  Due to affiliates                                                       4,725
  Accrued expenses                                                       72,224
                                                                   ------------
     Total liabilities                                             $     99,098
                                                                   ------------
NET ASSETS:
  Paid-in capital                                                  $ 16,190,821
  Accumulated net realized loss on investments                         (128,751)
  Net unrealized gain on investments                                  3,614,154
                                                                   ------------
     Total net assets                                              $ 19,676,224
                                                                   ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $15,780,311/981,540 shares)                    $      16.08
                                                                   ============
  Class B (based on $1,224,143/77,138 shares)                      $      15.87
                                                                   ============
  Class C (based on $2,663,758/167,802 shares)                     $      15.87
                                                                   ============
  Class R (based on $8,012/512.13 shares)                          $      15.64
                                                                   ============
MAXIMUM OFFERING PRICE:
  Class A ($16.08 [divided by] 94.25%)                             $      17.06
                                                                   ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05

INVESTMENT INCOME:
  Dividends                                                $268,374
  Interest                                                    5,925
  Income from securities loaned, net                             19
                                                           --------
     Total investment income                                               $  274,318
                                                                           ----------
EXPENSES:
  Management fees                                          $154,801
  Transfer agent fees and expenses
    Class A                                                  30,351
    Class B                                                   5,795
    Class C                                                  11,216
    Class R                                                     342
  Distribution fees
    Class A                                                  40,249
    Class B                                                  11,694
    Class C                                                  28,256
    Class R                                                      77
  Administrative reimbursements                              18,512
  Custodian fees                                             13,161
  Registration fees                                          96,211
  Professional fees                                          45,718
  Printing expense                                           32,727
  Fees and expenses of nonaffiliated trustees                 4,984
  Miscellaneous                                               6,043
                                                           --------
     Total expenses                                                        $  500,137
                                                                           ----------
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                         $ (201,187)
     Less fees paid indirectly                                                   (666)
                                                                           ----------
     Net expenses                                                          $  298,284
                                                                           ----------
       Net investment loss                                                 $  (23,966)
                                                                           ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                         $  371,160
  Change in net unrealized loss on investments                               (338,464)
                                                                           ----------
    Net gain on investments                                                $   32,696
                                                                           ----------
    Net increase in net assets resulting from operations                   $    8,730
                                                                           ==========

The accompanying notes are an integral part of these financial statements.    19

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04

                                                          Year Ended        Year Ended
                                                           12/31/05          12/31/04
FROM OPERATIONS:
Net investment income (loss)                              $   (23,966)      $    69,891
Net realized gain on investments                              371,160            14,361
Change in net unrealized gain (loss) on investments          (338,464)          195,503
                                                          -----------       ------------
    Net increase in net assets resulting from
     operations                                           $     8,730       $   279,755
                                                          -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.06 per share, respectively)     $    (3,362)      $   (66,563)
                                                          -----------       ------------
     Total distributions to shareowners                   $    (3,362)      $   (66,563)
                                                          -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 4,436,171       $15,153,340
Reinvestment of distributions                                   2,821            54,060
Cost of shares repurchased                                 (7,900,842)       (4,509,754)
                                                          -----------       ------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                         $(3,461,850)      $10,697,646
                                                          -----------       ------------
    Net increase (decrease) in net assets                 $(3,456,482)      $10,910,838
NET ASSETS:
Beginning of year                                          23,132,706        12,221,868
                                                          -----------       ------------
End of year (including undistributed net investment
  income of $0 and $3,328, respectively)                  $19,676,224       $23,132,706
                                                          ===========       ===========

20    The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                '05 Shares       '05 Amount      '04 Shares      '04 Amount
CLASS A
Shares sold                        192,558       $ 3,049,556        684,917      $10,774,867
Reinvestment of distributions          174             2,821          3,402           54,060
Less shares repurchased           (403,331)       (6,339,140)      (266,540)      (4,130,634)
                                  --------       -----------       --------      -----------
    Net increase (decrease)       (210,599)      $(3,286,763)       421,779      $ 6,698,293
                                  ========       ===========       ========      ===========
CLASS B
Shares sold                         22,676       $   354,627         85,039      $ 1,326,121
Less shares repurchased            (19,404)         (300,157)       (11,173)        (171,707)
                                  --------       -----------       --------      -----------
    Net increase                     3,272       $    54,470         73,866      $ 1,154,414
                                  ========       ===========       ========      ===========
CLASS C
Shares sold                         65,277       $ 1,019,684        196,007      $ 3,043,674
Less shares repurchased            (79,989)       (1,249,079)       (13,493)        (206,837)
                                  --------       -----------       --------      -----------
    Net increase (decrease)        (14,712)      $  (229,395)       182,514      $ 2,836,837
                                  ========       ===========       ========      ===========
CLASS R
Shares sold                            792       $    12,304            570      $     8,678
Less shares repurchased               (813)          (12,466)           (38)            (576)
                                  --------       -----------       --------      -----------
    Net increase (decrease)            (21)      $      (162)           532      $     8,102
                                  ========       ===========       ========      ===========

The accompanying notes are an integral part of these financial statements.    21

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/05      12/31/04     12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                             $ 15.97       $ 15.87       $ 12.38      $  15.51     $  18.07
                                                                 -------       -------       -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.02       $  0.06       $ (0.11)     $  (0.08)    $  (0.08)
 Net realized and unrealized gain (loss) on investments             0.09          0.10          3.60         (3.05)       (2.44)
                                                                 -------       -------       -------      --------     --------
   Net increase (decrease) from investment operations            $  0.11       $  0.16       $  3.49      $  (3.13)    $  (2.52)
Distributions to shareowners:
 Net investment income                                              0.00(a)      (0.06)           --            --           --
 Net realized gain                                                    --            --            --            --        (0.04)
                                                                 -------       -------       -------      --------     --------
Net increase (decrease) in net asset value                       $  0.11       $  0.10       $  3.49      $  (3.13)    $  (2.56)
                                                                 -------       -------       -------      --------     --------
Net asset value, end of period                                   $ 16.08       $ 15.97       $ 15.87      $  12.38     $  15.51
                                                                 =======       =======       =======      ========     ========
Total return*                                                       0.71%         0.99%**      28.19%       (20.18)%     (13.94)%
Ratio of net expenses to average net assets+                        1.25%         1.25%         1.25%         1.25%        1.25%
Ratio of net investment income (loss) to average net assets+        0.08%         0.43%        (0.20)%       (0.38)%      (0.49)%
Portfolio turnover rate                                               16%           11%           15%            8%           7%
Net assets, end of period (in thousands)                         $15,780       $19,042       $12,222      $ 11,108     $ 14,651
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       2.23%         2.22%         1.56%         1.52%        1.40%
 Net investment loss                                               (0.90)%       (0.54)%       (0.51)%       (0.65)%      (0.64)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%         1.25%         1.25%         1.25%        1.25%
 Net investment income (loss)                                       0.08%         0.43%        (0.20)%       (0.38)%      (0.49)%

(a)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+    Ratios with no reduction for fees paid indirectly.
**   Total Return would be reduced if sales charges were taken into account.

   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended      2/21/04(b) to
                                                          12/31/05         12/31/04
CLASS B
Net asset value, beginning of period                      $ 15.93        $   16.32
                                                          -------        ---------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.15)       $   (0.01)
  Net realized and unrealized gain (loss)
   on investments                                            0.09            (0.38)
                                                          -------        ---------
     Net decrease from investment operations              $ (0.06)       $   (0.39)
                                                          -------        ---------
Net decrease in net asset value                           $ (0.06)       $   (0.39)
                                                          -------        ---------
Net asset value, end of period                            $ 15.87        $   15.93
                                                          =======        =========
Total return*                                               (0.38)%          (2.39)%(a)
Ratio of net expenses to average net assets+                 2.32%            2.08%**
Ratio of net investment loss to average net assets+         (0.98)%          (0.07)%**
Portfolio turnover rate                                        16%              11%
Net assets, end of period (in thousands)                  $ 1,224        $   1,177
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                               3.30%            3.14%**
  Net investment loss                                       (1.96)%          (1.14)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                               2.32%            2.08%**
  Net investment loss                                       (0.98)%          (0.07)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Not Annualized.
(b)  Class B shares were first publicly offered on February 21, 2004.

The accompanying notes are an integral part of these financial statements.    23

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     Year Ended      2/21/04(b) to
                                                      12/31/05         12/31/04
CLASS C
Net asset value, beginning of period                  $ 15.92        $   16.32
                                                      -------        ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                        $ (0.15)       $    0.01
  Net realized and unrealized gain (loss)
   on investments                                        0.10            (0.41)
                                                      -------        ---------
     Net decrease from investment operations          $ (0.05)       $   (0.40)
                                                      -------        ---------
Net decrease in net asset value                       $ (0.05)       $   (0.40)
                                                      -------        ---------
Net asset value, end of period                        $ 15.87        $   15.92
                                                      =======        =========
Total return*                                           (0.31)%          (2.45)%(a)
Ratio of net expenses to average net assets+             2.23%            2.12%**
Ratio of net investment income (loss) to average
  net assets+                                           (0.90)%           0.14%**
Portfolio turnover rate                                    16%              11%
Net assets, end of period (in thousands)              $ 2,664        $   2,905
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                           3.20%            3.16%**
  Net investment loss                                   (1.87)%          (0.89)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                                           2.22%            2.12%**
  Net investment income (loss)                          (0.89)%           0.14%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Not Annualized.
(b)  Class C shares were first publicly offered on February 21, 2004.

24    The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended      2/21/04(b) to
                                                          12/31/05         12/31/04
CLASS R
Net asset value, beginning of period                      $ 15.85        $   16.32
                                                          -------        ---------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.51)       $   (0.03)
  Net realized and unrealized gain (loss)
   on investments                                            0.30            (0.44)
                                                          -------        ---------
     Net decrease from investment operations              $ (0.21)       $   (0.47)
                                                          -------        ---------
Net decrease in net asset value                           $ (0.21)       $   (0.47)
                                                          -------        ---------
Net asset value, end of period                            $ 15.64        $   15.85
                                                          =======        =========
Total return*                                               (1.33)%          (2.88)%(a)
Ratio of net expenses to average net assets+                 3.03%            2.84%**
Ratio of net investment loss to average net assets+         (1.73)%          (0.51)%**
Portfolio turnover rate                                        16%              11%
Net assets, end of period (in thousands)                  $     8        $       8
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                               4.54%            3.86%**
  Net investment loss                                       (3.24)%          (1.53)%**
Ratios with waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                               3.01%            2.84%**
  Net investment loss                                       (1.71)%          (0.51)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Not Annualized.
(b)  Class R shares were first publicly offered on February 21, 2004.

The accompanying notes are an integral part of these financial statements.    25

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer AmPac Growth Fund (the Fund) (formerly, Pioneer Papp America-Pacific Rim Fund), is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America-Pacific Rim Fund, Inc. Papp America-Pacific Rim Fund, Inc. transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp America-Pacific Rim Fund, Inc. on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund had a net capital loss carryforward of $128,751, which will expire in 2010 if not utilized.

    The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:

--------------------------------------------------------------------------------
                                                  2005           2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                               $ 3,362        $66,563
  Long-term capital gain                             --             --
                                                -------        -------
    Total                                       $ 3,362        $66,563
                                                =======        =======
--------------------------------------------------------------------------------

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005:

--------------------------------------------------------------------------------
                                                             2005
--------------------------------------------------------------------------------
  Capital loss carryforward                               $  (128,751)
  Unrealized appreciation                                   3,614,154
                                                          -----------
    Total                                                 $ 3,485,403
                                                          ===========
--------------------------------------------------------------------------------

The Fund has reclassified $24,000 to decrease accumulated net investment loss and $24,000 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $3,664 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2005.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively. (see Note 4) Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares bear different transfer agent and distribution fees.

E.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

    Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in interest bearing bank deposits.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund. Prior to the reorganization, Papp America Pacific Rim Fund, Inc., was advised by Papp, which received an annual fee equal to 1.0% of the Fund's net assets.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On December 31, 2005, $12 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $4,241 in transfer agent fees payable to PIMSS at December 31, 2005.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $472 in distribution fees payable to PFD at December 31, 2005. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase (12 months for shares purchased prior to February 1, 2004). Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R Shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

year ended December 31, 2005, CDSCs in the amount of $3,953 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $666 under such arrangements.

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended December 31, 2005, the percentage of the ordinary income distributions made by the Fund subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003, was 100.00%.

The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 100.00%.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and the
Shareowners of Pioneer AmPac Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AmPac Growth Fund (formerly Pioneer Papp America-Pacific Rim Fund) one of the series constituting Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights. The financial highlights the year ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated January 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AmPac Growth Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Sub-Adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

The following summarizes matters considered by the Trustees in connection with their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance based upon total return was in the fifth quintile of the peer group for the 12 months ended June 30, 2005, the fourth quintile of the peer group for the three years ended June 30, 2005, and the third quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the longer-term performance of the Fund supported the continuation of the Management Contract and the Sub-advisory Agreement.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the number, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 (after expense limitations) was in the first quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

    period. The Trustees concluded that the Fund's overall expense ratio (after expense limitations) was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's and Sub-adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement are fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer AmPac Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name and Age               With the Fund     and Term of Office      Past Five Years                          Held by this
                                                                                                              Trustee
John F. Cogan, Jr. (79)*   Chairman of the   Trustee since 2003.     Deputy Chairman and a Director of        Chairman and
                           Board, Trustee    Serves until            Pioneer Global Asset Management          Director of ICI
                           and President     successor trustee       S.p.A. ("PGAM"); Non-Executive           Mutual Insurance
                                             is elected or           Chairman and a Director of Pioneer       Company; Director of
                                             earlier retirement      Investment Management USA Inc.           Harbor Global
                                             or removal              ("PIM-USA"); Chairman and a              Company, Ltd.
                                                                     Director of Pioneer; Director of
                                                                     Pioneer Alternative Investment
                                                                     Management Limited (Dublin);
                                                                     President and a Director of Pioneer
                                                                     Alternative Investment Management
                                                                     (Bermuda) Limited and affiliated
                                                                     funds; President and Director of
                                                                     Pioneer Funds Distributor, Inc. ("PFD");
                                                                     President of all of the Pioneer
                                                                     Funds; and Of Counsel (since 2000,
                                                                     partner prior to 2000), Wilmer
                                                                     Cutler Pickering Hale and Dorr LLP
                                                                     (counsel to PIM-USA and the Pioneer
                                                                     Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name, Age and Address      With the Fund     and Term of Office      Past Five Years                          Held by this
                                                                                                              Trustee
David R. Bock **(62)       Trustee           Trustee since 2005.     Senior Vice President and Chief          Director of The
3050 K. Street NW,                           Serves until            Financial Officer, I-trax, Inc.          Enterprise Social
Washington, DC 20007                         successor trustee       (publicly traded health care             Investment Company
                                             is elected or           services company) (2001-present);        (privately-held
                                             earlier retirement      Managing Partner, Federal City           affordable housing
                                             or removal.             Capital Advisors (boutique merchant      finance company);
                                                                     bank) (1995 - 2000; 2002 to 2004);     Director of New York
                                                                     Executive Vice President and Chief       Mortgage Trust
                                                                     Financial Officer, Pedestal Inc.         (publicly traded
                                                                     (internet-based mortgage trading         mortgage REIT)
                                                                     company) (2000-2002)

** Mr. Bock became a Trustee of the Fund January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)          Trustee           Trustee since 2003.     President, Bush International            Director of Brady
3509 Woodbine Street,                        Serves until            (international financial                 Corporation
Chevy Chase, MD 20815                        successor trustee       advisory firm)                          (industrial
                                             is elected or                                                    identification and
                                             earlier retirement                                               specialty coated
                                             or removal                                                       material products
                                                                                                              manufacturer),
                                                                                                              Millenium Chemicals,
                                                                                                              Inc. (commodity
                                                                                                              chemicals),
                                                                                                              Mortgage Guaranty
                                                                                                              Insurance
                                                                                                              Corporation, and
                                                                                                              R.J. Reynolds, Inc.
                                                                                                              (tobacco)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)  Trustee           Trustee since 2003.     Founding Director, The Winthrop          None
1001 Sherbrooke Street                       Serves until            Group, Inc. (consulting firm);
West, Montreal, Quebec,                      successor trustee       Professor of Management, Faculty
Canada H3A 1G5                               is elected or           of Management, McGill University
                                             earlier retirement
                                             or removal
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name, Age and Address      With the Fund     and Term of Office      Past Five Years                          Held by this
                                                                                                              Trustee
Marguerite A. Piret (57)   Trustee           Trustee since 2003.     President and Chief Executive            Director of New
One Boston Place,                            Serves until            Officer, Newbury, Piret & Company,       America High Income
28th Floor,                                  successor trustee       Inc. (investment banking firm)           Fund, Inc.
Boston, MA 02108                             is elected or                                                    (closed-end
                                             earlier retirement                                               investment company)
                                             or removal
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)         Trustee           Trustee since 2003.     President, John Winthrop & Co.,          None
One North Adgers Wharf,                      Serves until            Inc. (private investment firm)
Charleston, SC 29401                         successor trustee is
                                             elected or earlier
                                             retirement or
                                             removal
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)        Executive Vice    Since 2003.             President and Chief Executive            Trustee of certain
                           President         Serves at the           Officer, PIM-USA since May, 2003          Pioneer Funds
                                             discretion of           (Director since January 2001);
                                             the Board.              President and Director of Pioneer
                                                                     since May, 2003; Chairman and
                                                                     Director of Pioneer Investment
                                                                     Management Shareholder Services,
                                                                     Inc. ("PIMSS") since May, 2003;
                                                                     Executive Vice President of all of
                                                                     Pioneer Funds since June 3, 2003;
                                                                     and Executive Vice President and
                                                                     Chief Operating Officer of PIM-USA,
                                                                     November 2000 - May 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (57)   Secretary         Since 2003.             Secretary of PIM-USA; Senior Vice        None
                                             Serves at the           President - Legal of Pioneer; and
                                             discretion of           Secretary/Clerk of most of
                                             the Board               PIM-USA's subsidiaries; Secretary
                                                                     of all of the Pioneer Funds since
                                                                     September 2003 (Assistant Secretary
                                                                     from November 2000 to September
                                                                     2003)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name and Age               With the Fund     and Term of Office      Past Five Years                          Held by this
                                                                                                              Officer
Christopher J. Kelley (41) Assistant         Since 2003.             Assistant Vice President and Senior      None
                           Secretary         Serves at the           Counsel of Pioneer since July 2002;
                                             discretion of           Vice President and Senior Counsel
                                             the Board               of BISYS Fund Services, Inc. (April
                                                                     2001 to June 2002); Senior Vice
                                                                     President and Deputy General
                                                                     Counsel of Funds Distributor, Inc.
                                                                     (July 2000 to April 2001; and
                                                                     Assistant Secretary of all Pioneer
                                                                     Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)       Assistant         Since 2003.             Partner, Wilmer Cutler Pickering         None
                           Secretary         Serves at the           Hale and Dorr LLP; Assistant
                                             discretion of           Secretary of all Pioneer Funds
                                             the Board               since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)          Treasurer         Since 2003.             Vice President - Fund Accounting,        None
                                             Serves at the           Administration and Custody Services
                                             discretion of           of Pioneer; and Treasurer of all of
                                             the Board               the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)       Assistant         Since November,         Deputy Treasurer of Pioneer since        None
                           Treasurer         2004. Serves at the     2004; Treasurer and Senior Vice
                                             discretion of the       President, CDC IXIS Asset
                                             Board                   Management Services from 2002 to
                                                                     2003; Assistant Treasurer and Vice
                                                                     President, MFS Investment
                                                                     Management from 1997 to 2002; and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)      Assistant         Since 2003.             Assistant Vice President - Fund          None
                           Treasurer         Serves at the           Accounting, Administration and
                                             discretion of           Custody Services of Pioneer; and
                                             the Board               Assistant Treasurer of all of the
                                                                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name and Age               With the Fund     and Term of Office      Past Five Years                          Held by this
                                                                                                              Officer
Gary Sullivan (47)         Assistant         Since 2003.             Fund Accounting Manager - Fund           None
                           Treasurer         Serves at the           Accounting, Administration and
                                             discretion of           Custody Services of Pioneer; and
                                             the Board               Assistant Treasurer of all of the
                                                                     Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan     Assistant         Since 2003.             Fund Administration Manager - Fund       None
(32)                       Treasurer         Serves at the           Accounting, Administration and
                                             discretion of           Custody Services since June 2003;
                                             the Board               Assistant Vice President - Mutual
                                                                     Fund Operations of State Street
                                                                     Corporation from June 2002 to June
                                                                     2003 (formerly Deutsche Bank Asset
                                                                     Management); Pioneer Fund
                                                                     Accounting, Administration and
                                                                     Custody Services (Fund Accounting
                                                                     Manager from August 1999 to May
                                                                     2002, Assistant Treasurer of all
                                                                     Pioneer Funds since September
                                                                     2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)       Chief             Since October, 2004.    Chief Compliance Officer of Pioneer      None
                           Compliance        Serves at the           (Director of Compliance and Senior
                           Officer           discretion of the       Counsel from November 2000 to
                                             Board                   September 2004); and Chief
                                                                     Compliance Officer of all of the
                                                                     Pioneer Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



                                     PIONEER
                                     -------
                                   AMT-FREE CA
                                    MUNICIPAL
                                      FUND


                                     Annual
                                     Report


                                    12/31/05

                              [Logo] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                          1

Portfolio Summary                                                              2

Prices and Distributions                                                       3

Performance Update                                                             4

Comparing Ongoing Fund Expenses                                                8

Portfolio Management Discussion                                               10

Schedule of Investments                                                       15

Financial Statements                                                          18

Notes to Financial Statements                                                 26

Report of Independent Registered Public Accounting Firm                       32

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                       33

Trustees, Officers and Service Providers                                      38

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Insured                                 35.5%
Health                                  20.3%
Various Revenues                        13.8%
General Obligation                       9.1%
Special Revenues                         5.6%
Education                                5.5%
Power                                    4.0%
Reserves                                 2.6%
Water & Sewer                            2.2%
Escrowed                                 1.4%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

AAA                                    36.8%
A                                      31.4%
BBB                                    18.4%
BB & Lower                              5.9%
AA                                      4.9%
Commercial Paper                        2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1.    California Health Facilities Financing Authority, 6.25% 12/1/34     6.24%
 2.    San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33      5.91
 3.    California State, 4.75%, 4/1/29                                     5.63
 4.    Central California Joint Powers Health Financing Center,
       6.0%, 2/1/30                                                        5.21
 5.    California State Department of Veteran Affairs, 4.75%, 12/1/25      5.06
 6.    Alameda Corridor Transportation Authority, 4.75%, 10/1/25           5.05
 7.    California Health Facilities Financing Authority, 5.0%, 3/1/33      5.01
 8.    Duarte California Certificates of Participation, 5.25%, 4/1/31      4.42
 9.    California State Department of Water Resources Power Supply,
       5.25%, 5/1/20                                                       4.10
10.    University of California Revenues, 5.0%, 5/15/36                    3.87

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class                12/31/05          12/31/04
-----------------------------------------------------
  A                    $12.86            $12.65
  B                    $12.79            $12.64
  C                    $12.76            $12.63
  Investor             $12.83            $12.66


Distributions Per Share
--------------------------------------------------------------------------------

                         1/1/05 - 12/31/05
            -----------------------------------------
                          Short-Term      Long-Term
  Class     Dividends   Capital Gains   Capital Gains
  -----     ---------   -------------   -------------
    A       $0.5270         $ -            $0.1266
    B       $0.3956         $ -            $0.1266
    C       $0.4260         $ -            $0.1266
 Investor   $0.5561         $ -            $0.1266

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2005)
                               Net Asset    Public Offering
Period                        Value (NAV)     Price (POP)
Life-of-Class
(9/30/96)                       6.04%            5.40%
5 Years                         5.82             4.84
1 Year                          6.94             2.10

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                 Pioneer AMT-Free       Lehman Brothers
                 CA Municipal Fund      Muni Bond Index
9/96              9,550                 10,000
                  9,719                 10,255
12/97            10,816                 11,197
                 11,436                 11,923
12/99            10,358                 11,678
                 12,264                 13,042
12/01            12,733                 13,711
                 13,790                 15,028
12/03            14,451                 15,826
                 15,213                 16,535
12/05            16,269                 17,116

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2005)
                                 If           If
Period                          Held       Redeemed
Life-of-Class
(9/30/96)                      5.19%        5.19%
5 Years                        4.89         4.89
1 Year                         5.39         1.39

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                 Pioneer AMT-Free       Lehman Brothers
                 CA Municipal Fund      Muni Bond Index
9/96             10,000                 10,000
                 10,256                 10,255
12/97            11,328                 11,197
                 11,893                 11,923
12/99            10,694                 11,678
                 12,578                 13,042
12/01            12,960                 13,711
                 13,927                 15,028
12/03            14,479                 15,826
                 15,156                 16,535
12/05            15,973                 17,116

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC).

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns

--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2005)
                                 If         If
Period                          Held     Redeemed
 Life-of-Class
 (10/1/2003)                   5.35%      5.35%
 1 Year                        5.49       5.49

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                 Pioneer AMT-Free       Lehman Brothers
                 CA Municipal Fund      Muni Bond Index
10/03            10,000                 10,000
12/03            10,225                 10,188
12/04            10,696                 10,644
12/05            11,283                 11,018

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2005)
                       If         If
Period                Held     Redeemed
Life-of-Class
(10/5/1983)           8.11%      8.11%
10 Years              5.80       5.80
5 Years               6.05       6.05
1 Year                6.86       6.86

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED
MATERIAL.]

Value of $10,000 Investment

                 Pioneer AMT-Free       Lehman Brothers
                 CA Municipal Fund      Muni Bond Index
12/95            10,000                 10,000
                 10,253                 10,443
12/97            11,438                 11,403
                 12,146                 12,142
12/99            11,028                 11,892
                 13,102                 13,281
12/01            13,642                 13,962
                 14,837                 15,303
12/03            15,576                 16,116
                 16,463                 16,838
12/05            17,592                 17,430

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional [Investor Class] shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

The performance of each class of the Fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of the predecessor fund. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [DIVIDED BY] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on actual returns from July 1, 2005 through December 31, 2005.

                                                                           Investor
Share Class                      A              B              C            Class
-----------------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 7/1/05

 Ending Account Value        $1,015.96      $1,010.84      $1,010.84      $1,016.36
 On 12/31/05

 Expenses Paid               $    4.37      $    9.00      $    7.90      $    3.21
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.78%, 1.56%, and 0.63% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2005 through December 31, 2005.

                                                                           Investor
Share Class                      A              B              C            Class
--------------------------------------------------------------------------------------
 Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 7/1/05

 Ending Account Value        $1,020.87      $1,016.25      $1,017.35      $1,022.03
 On 12/31/05

 Expenses Paid               $    4.38      $    9.03      $    7.93      $    3.21
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.78%, 1.56%, and 0.63% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for California tax-free bonds during the Fund's most recent fiscal year, Fund performance, his investment philosophy and strategy.

Q:   How did the Fund perform during its most recent fiscal year?

A: For the 12-month period ended December 31, 2005, Pioneer AMT- Free CA Municipal Fund's Class A shares produced a 6.94% return; Class B shares returned 5.39%; and Class C shares 5.49%, all at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51%, and the average return of the Lipper California Municipal Debt Funds Category was 3.82%. Lipper is an independent monitor of mutual fund performance.

     Call 1-800-225-6292 to visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt bonds during the time period?

A: For the second year in a row, the environment for long-term municipals was remarkably stable. The U.S. economy maintained steady GDP growth throughout the year, energy prices soared, but inflation was muted. Yields of long-term municipals and Treasury securities continued to be low, close to their all-time low in June 2003. (The Bond Buyer 40 Municipal Index, an industry standard for measuring long-term municipal bond interest rates, closed the period at 4.77%.) The trading range for long-term municipals was extremely narrow for the period. This was mildly surprising given that the Federal Reserve continued to raise short-term interest rates aggressively throughout 2005, and that most economists had once again predicted that long-term rates would increase. Intermediate-term rates rose, but long-term rates, where this portfolio is concentrated, were slightly lower during the past 12 months. That meant long-term municipal investors generally earned their coupon interest rate, plus some price appreciation (as bond yields decline, bond prices rise, and vice versa).

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How would you characterize supply and demand for municipal bonds?

A: The year 2005 set a record for total volume of new municipal issues during the year, over $400 billion. The volume was much higher than anticipated and largely related to tax-free bond refundings, where issuers take advantage of declining interest rates and refinance higher yielding bonds at lower rates.

     Refundings were a very important part of the story of the California municipal debt market in 2005: As our shareowners may recall, several years ago California found itself in a fiscal crisis, where the state and its agencies were forced to issue billions in municipal debt just to maintain services. Now that California's economy is performing much better, there has been considerable progress in dealing with the state's budget deficit. In light of this, two major ratings agencies upgraded the state's debt in July 2005, and its bonds have been trading strongly. During the past 12 months, California's state and local governments took advantage of the strong state bond market - and the resulting lower interest rates on municipal debt - through bond refundings. In fact, half of California bond issuance in 2005 came from refundings. With an advance refunding, a municipal bond's maturity date moves forward to the earlier call date, the bonds are retired and the proceeds put in escrow in U.S. Treasury securities. And because the number of years to maturity of the bonds is often dramatically reduced, and the escrow holdings now rated AAA, the value of the bonds can increase enormously. Over the period, advance refundings of California tax-free bonds strongly benefited the Fund, as almost 18% of portfolio holdings were refunded at premium prices.

     Though demand from individual investors remained flat during the period, tremendous demand for municipal bonds came from property and casualty insurance companies. These firms have actually experienced strong profit growth during a terrible year nationally for natural disasters, as they have been able to raise their rates and benefit from increased demand from businesses and consumers for property and casualty insurance.

Q:   Will you restate your philosophy in managing the Fund?

A: My investment philosophy is to stay fully invested in long-term bonds at all times. Pioneer California Tax Free Income Fund is a long-term fund, and I feel responsible to maintain it as such, and not to try to predict the direction or magnitude of interest-rate changes and make maturity or other investment decisions on that

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                             (continued)
--------------------------------------------------------------------------------

     basis. At the close of the period, the Fund's average maturity was approximately 21 years.

     In addition, I believe that being invested in long-term municipal bonds is a sound strategy for two reasons: First, long-term municipal bonds historically yield more than shorter-term bonds. There are no inverse yield curves in the municipal bond market (i.e., where long-term rates are lower than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for more total return through the accumulation of higher yield over the long-term.

     The second reason is that I take a very long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means that the Fund will generally have a very low turnover ratio and reasonably low transaction costs.

Q:   Will you discuss your portfolio strategy during the 12-month period?

A: I pursued two main strategies over the period. First, I sold some municipal bonds with short call dates. These bonds were purchased inexpensively several years ago and had performed well for the Fund. But with their call protection running out (at the call date, the issuer can refund the proceeds of the bond for cash at "par," the original offering price), the price appreciation potential for these bonds was limited. In their place, the Fund purchased municipal bonds with more attractive call features. This call protection strategy is meant to optimize the Fund's performance characteristics and has worked well over the long term.

     Second, during the 12-month period I purchased par bonds for the Fund. Typically these bonds have limited appeal because - in terms of their price performance - they may have marginal upside and higher than normal downside should interest rates rise. However, the par bonds purchased during the period carried high yields and were very attractively priced.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How is the Fund positioned in terms of credit quality and diversification?

A: Approximately 56% of the Fund's portfolio is rated AAA or the equivalent (the highest rating). For the period, the Fund generally avoided purchasing any bonds with ratings lower than AAA. Purchasing lower quality bonds has been a popular strategy in the municipal marketplace in recent years, and "spreads" - or differences in yield between higher and lower quality municipal bonds - have narrowed considerably. At present, I do not believe investors are being adequately compensated in additional yield for the risk of buying lower quality bonds.

Q:   What is your outlook going forward?

A: Every year brings unexpected events that move the market, but at present long-term municipal bonds look stable. Inflation figures seem modest, and it is hard to find economic factors or other trends that might change that. With an inverted yield curve in the Treasury market in December 2005 (where short-term rates were modestly higher than long-term rates), some have predicted an economic slowdown in 2006. If this occurs, it would be good news for long-term municipal bonds, because such slowdowns tend to reduce inflationary pressures. We will be monitoring the progress of the national, state and local economies over the course of the coming year, as well as the actions of the incoming Fed chairman Benjamin Bernanke.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                             (continued)
--------------------------------------------------------------------------------

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by California and it's municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                  Value
                              CALIFORNIA MUNICIPAL BONDS - 93.0%
                              Government - 6.5%
$4,500,000      A/A3          California State, 4.75%, 4/1/29                          $ 4,527,225
 1,000,000      AAA/Aaa       Mount San Antonia Community Municipalty
                                College District, 5.0%, 5/1/27                           1,088,220
                                                                                       -----------
                                                                                       $ 5,615,445
                                                                                       -----------
                              Municipal Development - 3.5%
 3,000,000      A/A3          San Jose California Redevelopment Agency Tax
                                Allocation, 4.75%, 8/1/22                              $ 2,999,850
                                                                                       -----------
                              Municipal Facilities - 6.0%
 2,100,000      AAA/Aaa       Fresno Joint Powers Financing Authority Lease
                                Revenue, 4.75%, 9/1/28                                 $ 2,120,874
 3,000,000      AAA/Aaa       Los Angeles County California Certificates of
                                Participation, 4.75%, 3/1/23                             3,042,450
                                                                                       -----------
                                                                                       $ 5,163,324
                                                                                       -----------
                              Municipal General - 1.2%
 1,000,000      AAA/Aaa       Sacramento City Financing Authority, 5.0%, 12/1/32       $ 1,074,460
                                                                                       -----------
                              Municipal Higher Education - 8.9%
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                                6.0%, 7/1/26                                           $ 2,280,720
 2,000,000      NR/Baa3       California State University Fresno Association, Inc.,
                                6.0%, 7/1/31                                             2,280,720
 3,000,000      AAA/Aaa       University of California Revenues, 5.0%, 5/15/36           3,109,500
                                                                                       -----------
                                                                                       $ 7,670,940
                                                                                       -----------
                              Municipal Housing - 4.7%
 4,000,000      AA-/Aa2       California State Department of Veteran Affairs,
                                4.75%, 12/1/25                                         $ 4,069,800
                                                                                       -----------
                              Municipal Medical - 22.3%
 4,500,000      NR/A3         California Health Facilities Financing Authority,
                                6.25%, 12/1/34                                         $ 5,018,490
 4,000,000      A/NR          California Health Facilities Financing Authority,
                                5.0%, 3/1/33                                             4,028,480
 4,000,000      BBB-/Baa2     Central California Joint Powers Health Financing
                                Center, 6.0%, 2/1/30                                     4,189,240
 3,500,000      BBB+/Baa1     Duarte CA Certificates of Participation,
                                5.25%, 4/1/31                                            3,549,385
 2,500,000      A/A3          San Bernardino County California Certificates of
                                Participation, 5.5%, 8/1/24                              2,515,625
                                                                                       -----------
                                                                                       $19,301,220
                                                                                       -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                     (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                              Value
                              Municipal Power - 6.2%
$2,990,000      BBB+/A2       California State Department of Water Resources
                                Power Supply, 5.25%, 5/1/20                        $ 3,295,817
 2,000,000      AAA/Aaa       Southern California Public Power Project,
                                5.0%, 7/1/33                                         2,078,560
                                                                                   -----------
                                                                                   $ 5,374,377
                                                                                   -----------
                              Municipal School District - 4.7%
 1,180,000      AAA/Aaa       Pomona Unified School District, 6.55%, 8/1/29        $ 1,541,658
 2,500,000      NR/Aaa        Sacramento City Unified School District,
                                4.75%, 7/1/29                                        2,526,525
                                                                                   -----------
                                                                                   $ 4,068,183
                                                                                   -----------
                              Municipal Tobacco - 5.4%
 2,500,000      BBB/Baa3      Golden State Tobacco Securitization,
                                6.75%, 6/1/39                                      $ 2,809,450
 1,500,000      BBB/Baa3      Golden State Tobacco Securitization,
                                7.9%, 6/1/42                                         1,812,285
                                                                                   -----------
                                                                                   $ 4,621,735
                                                                                   -----------
                              Muni Transportation - 10.2%
 4,000,000      AAA/Aaa       Alameda Corridor Transportation Authority,
                                4.75%, 10/1/25                                     $ 4,058,440
 5,000,000      BB/Ba2        San Joaquin Hills Transportation Corridor Agency,
                                5.0%, 1/1/33                                         4,751,500
                                                                                   -----------
                                                                                   $ 8,809,940
                                                                                   -----------
                              Muni Utilities - 5.2%
 2,000,000      AAA/Aaa       Los Angeles California Wastewater System
                                Revenue, 5.0%, 6/1/29                              $ 2,075,460
 2,315,000      AAA/Aaa       Orange County Sanitation District Certificates of
                                Participation, 5.0%, 2/1/33                          2,388,617
                                                                                   -----------
                                                                                   $ 4,464,077
                                                                                   -----------

16    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                            Value
                              Muni Water - 8.2%
$2,645,000      AAA/NR        Capistrano Beach CA Water District,
                                4.75%, 12/1/28                                   $ 2,666,821
 1,475,000      AAA/NR        Capistrano Beach CA Water District,
                                4.75%, 12/1/28                                     1,487,169
 1,200,000      AAA/Aaa       Los Angeles Department of Water & Power
                                Waterworks Revenue, 4.25%, 10/15/34                1,142,472
 1,750,000      NR/Baa2       West Kern County Water District Certificates of
                                Participation, 5.625%, 6/1/31                      1,823,185
                                                                                 -----------
                                                                                 $ 7,119,647
                                                                                 -----------
                              TOTAL CALIFORNIA MUNICIPAL BONDS
                              (Cost $72,779,809)                                 $80,352,998
                                                                                 -----------
   Shares
                              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 2.5%
 2,176,120                    Blackrock Liquidity Funds                          $ 2,176,120
                                                                                 -----------
                              TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                              (Cost $2,176,120)                                  $ 2,176,120
                                                                                 -----------
                              TOTAL INVESTMENTS IN SECURITIES - 95.5%
                              (Cost $74,955,929)(a)                              $82,529,118
                                                                                 -----------
                              OTHER ASSETS AND LIABILITIES - 4.5%                $ 3,901,530
                                                                                 -----------
                              TOTAL NET ASSETS - 100.0%                          $86,430,648
                                                                                 ===========

NR   Not rated by either S&P or Moody's.

(a) At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $74,211,691 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                          $8,330,068

     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                             (12,641)
                                                                               ----------
     Net unrealized gain                                                       $8,317,427
                                                                               ==========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $6,053,697 and $11,269,062, respectively.

The accompanying notes are an integral part of these financial statements.   17

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $74,955,929)                $82,529,118
  Receivables -
    Fund shares sold                                           3,007,118
    Interest                                                   1,116,521
    Due from Pioneer Investment Management, Inc.                  16,600
                                                             -----------
     Total assets                                            $86,669,357
                                                             -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                  $    14,245
    Dividends                                                     91,475
  Due to bank                                                     89,177
  Due to affiliates                                                8,111
  Accrued expenses                                                35,701
                                                             -----------
     Total liabilities                                       $   238,709
                                                             -----------
NET ASSETS:
  Paid-in capital                                            $78,024,260
  Undistributed net investment income                            805,003
  Accumulated net realized gain on investments                    28,196
  Net unrealized gain on investments                           7,573,189
                                                             -----------
     Total net assets                                        $86,430,648
                                                             ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $10,186,307/792,017 shares)              $     12.86
                                                             ===========
  Class B (based on $411,485/32,183 shares)                  $     12.79
                                                             ===========
  Class C (based on $1,560,790/122,314 shares)               $     12.76
                                                             ===========
  Investor Class (based on $74,272,066/5,786,727 shares)     $     12.83
                                                             ===========
MAXIMUM OFFERING PRICE:
  Class A ($12.86 [divided by] 95.5%)                        $     13.47
                                                             ===========

18    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05


INVESTMENT INCOME:
  Interest                                               $4,398,462
                                                         ----------
     Total investment income                                              $4,398,462
                                                                          ----------
EXPENSES:
  Management fees                                        $  425,739
  Transfer agent fees and expenses
    Class A                                                   6,826
    Class B                                                     376
    Class C                                                     319
    Investor Class                                           42,767
  Distribution fees
    Class A                                                  10,150
    Class B                                                   1,402
    Class C                                                   6,111
  Administrative reimbursements                              18,512
  Custodian fees                                             11,226
  Registration fees                                           9,469
  Professional fees                                          51,172
  Printing expense                                           22,841
  Fees and expenses of nonaffiliated trustees                 4,310
  Miscellaneous                                              10,413
                                                         ----------
     Total expenses                                                       $  621,633
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                      (67,301)
     Less fees paid indirectly                                                  (705)
                                                                          ----------
     Net expenses                                                         $  553,627
                                                                          ----------
       Net investment income                                              $3,844,835
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                        $  836,085
                                                                          ----------
  Change in net unrealized gain on investments                            $  964,991
                                                                          ----------
  Net gain on investments                                                 $1,801,076
                                                                          ----------
  Net increase in net assets resulting from operations                    $5,645,911
                                                                          ==========

The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04

                                                           Year Ended        Year Ended
                                                            12/31/05          12/31/04
FROM OPERATIONS:
  Net investment income                                   $ 3,844,835       $ 4,189,895
  Net realized gain on investments                            836,085           875,953
  Change in net unrealized gain on investments                964,991          (124,695)
                                                          -----------       -----------
    Net increase in net assets resulting from
     operations                                           $ 5,645,911       $ 4,941,153
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.53 and $0.53 per share, respectively)     $  (167,882)      $   (38,349)
    Class B ($0.40 and $0.43 per share, respectively)          (4,181)          (21,776)
    Class C ($0.43 and $0.43 per share, respectively)         (19,537)           (3,294)
    Investor Class ($0.56 and $0.56 per share,
     respectively)                                         (3,467,686)       (3,904,965)
  Net realized gain:
    Class A ($0.13 and $0.16 per share, respectively)         (73,020)          (10,260)
    Class B ($0.13 and $0.16 per share, respectively)          (3,916)           (7,365)
    Class C ($0.13 and $0.16 per share, respectively)         (13,832)           (1,233)
    Investor Class ($0.13 and $0.16 per share,
     respectively)                                           (736,088)       (1,026,169)
                                                          -----------       -----------
     Total distributions to shareowners                   $(4,486,142)      $(5,013,411)
                                                          -----------       -----------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                        $14,078,561       $23,247,060
  Reinvestment of distributions                             3,169,129         3,792,963
  Cost of shares repurchased                              (17,261,133)      (29,277,500)
                                                          -----------       -----------
    Net decrease in net assets resulting from
     Fund share transactions                              $   (13,443)      $(2,237,477)
                                                          -----------       -----------
    Net increase (decrease) in net assets                 $ 1,146,326       $(2,309,735)
NET ASSETS:
  Beginning of year                                        85,284,322        87,594,057
                                                          -----------       -----------
  End of year (including undistributed net investment
    income of $805,003 and $680,143, respectively)        $86,430,648       $85,284,322
                                                          ===========       ===========

20    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '05 Shares        '05 Amounts             '04 Shares      '04 Amounts
CLASS A
Shares sold                          934,703        $ 12,067,294               53,928       $   681,663
Reinvestment of distributions          5,596              71,961                2,886            36,352
Less shares repurchased             (155,148)         (1,996,475)             (41,467)         (528,053)
Shares transferred in
  reorganization                           -                   -              (66,886)         (847,708)
                                    --------        ------------              --------      ------------
  Net increase (decrease)            785,151        $ 10,142,780              (51,539)      $  (657,746)
                                    --------        ============              ========      ============
CLASS B
Shares sold                           33,051        $    425,291                8,090       $   102,620
Reinvestment of distributions            224               2,857                1,771            22,332
Less shares repurchased               (1,883)            (24,182)             (43,836)         (553,644)
Shares transferred in
  reorganization                           -                   -              (45,861)         (579,994)
                                    --------        ------------              --------      ------------
  Net increase (decrease)             31,392        $    403,966              (79,836)      $(1,008,686)
                                    --------        ============              ========      ============
CLASS C
Shares sold                          122,969        $  1,585,976                  791       $    10,000
Reinvestment of distributions            307               3,918                    -                 -
Less shares repurchased               (1,753)            (22,000)                  (4)              (51)
Shares transferred in
  reorganization                           -                   -               (7,968)         (100,750)
                                    --------        ------------              --------      ------------
  Net increase (decrease)            121,523        $  1,567,894               (7,181)      $   (90,801)
                                    --------        ============              ========      ============
INVESTOR CLASS
Shares sold                                -        $          -            1,778,201       $22,452,777
Reinvestment of distributions        240,524           3,090,393              296,010         3,734,279
Less shares repurchased           (1,182,707)        (15,218,476)          (2,225,920)      (28,195,752)
Shares transferred in
  reorganization                           -                   -              120,682         1,528,452
                                  ----------        ------------           -----------      ------------
  Net decrease                      (942,183)       $(12,128,083)             (31,027)      $  (480,244)
                                  ----------        ============           ===========      ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/05   12/31/04(a)    12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                           $ 12.65     $ 12.69       $ 12.67      $ 12.40      $ 12.50
                                                               -------     -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.45     $  0.53(b)    $  0.56      $  0.57      $  0.58
 Net realized and unrealized gain (loss) on investments           0.42        0.12          0.03         0.43        (0.11)
                                                               -------     -------       -------      -------      -------
  Net increase from investment operations                      $  0.87     $  0.65       $  0.59      $  1.00      $  0.47
Distributions to shareowners:
 Net investment income                                           (0.53)      (0.53)        (0.53)       (0.51)       (0.57)
 Distributions in excess of net investment income                    -           -             -        (0.04)           -
 Net realized gain                                               (0.13)      (0.16)        (0.04)       (0.18)           -
                                                               -------     -------       -------      -------      -------
Net increase (decrease) in net asset value                     $  0.21     $ (0.04)      $  0.02      $  0.27      $ (0.10)
                                                               -------     -------       -------      -------      -------
Net asset value, end of period                                 $ 12.86     $ 12.65       $ 12.69      $ 12.67      $ 12.40
                                                               =======     =======       =======      =======      =======
Total return*                                                     6.94%       5.22%         4.79%        8.31%        3.82%
Ratio of net expenses to average net assets+                      0.86%       0.86%         0.86%        1.06%        1.06%
Ratio of net investment income to average net assets+             4.23%       4.21%         4.49%        4.25%        4.66%
Portfolio turnover rate                                              7%         22%           19%          25%          32%
Net assets, end of period (in thousands)                       $10,186     $    87       $   741      $   636      $   645
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.06%       1.04%         1.06%        1.06%        1.06%
 Net investment income                                            4.03%       4.03%         4.29%        4.25%        4.66%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     0.86%       1.04%         1.06%        1.06%        1.06%
 Net investment income                                            4.23%       4.03%         4.29%        4.25%        4.66%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                               12/31/05   12/31/04(a)    12/31/03     12/31/02     12/31/01
CLASS B
Net asset value, beginning of period                           $ 12.64     $ 12.66       $ 12.65      $ 12.39      $ 12.49
                                                               -------     -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.32     $  0.43(b)    $  0.47      $  0.48      $  0.49
 Net realized and unrealized gain (loss) on investments           0.36        0.14          0.02         0.42        (0.11)
                                                               -------     -------       -------      -------      -------
  Net increase from investment operations                      $  0.68     $  0.57       $  0.49      $  0.90      $  0.38
Distributions to shareowners:
 Net investment income                                           (0.40)      (0.43)        (0.44)       (0.42)       (0.48)
 Distributions in excess of net investment income                    -           -             -        (0.04)           -
 Net realized gain                                               (0.13)      (0.16)        (0.04)       (0.18)           -
                                                               -------     -------       -------      -------      -------
Net increase (decrease) in net asset value                     $  0.15     $ (0.02)      $  0.01      $  0.26      $ (0.10)
                                                               -------     -------       -------      -------      -------
Net asset value, end of period                                 $ 12.79     $ 12.64       $ 12.66      $ 12.65      $ 12.39
                                                               =======     =======       =======      =======      =======
Total return*                                                     5.39%       4.62%         3.96%        7.47%        3.02%
Ratio of net expenses to average net assets+                      1.78%       1.68%         1.61%        1.77%        1.80%
Ratio of net investment income to average net assets+             3.40%       3.61%         3.74%        3.54%        3.97%
Portfolio turnover rate                                              7%         22%           19%          25%          32%
Net assets, end of period (in thousands)                       $   411     $    10       $ 1,021      $ 1,111      $ 1,613
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.95%       1.88%         1.76%        1.77%        1.80%
 Net investment income                                            3.23%       3.41%         3.59%        3.54%        3.97%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.78%       1.88%         1.76%        1.77%        1.80%
 Net investment income                                            3.40%       3.41%         3.59%        3.54%        3.97%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.
(b) Net investment income per share has been calculated using the average shares method.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                                                Year Ended     Year Ended     10/01/03(c) to
                                                                                 12/31/05     12/31/04(a)        12/31/03
CLASS C
Net asset value, beginning of period                                             $ 12.63       $ 12.66           $ 12.55
                                                                                 -------       -------           -------
Increase (decrease) from investment operations:
 Net investment income                                                           $  0.35       $  0.43(b)        $  0.14
 Net realized and unrealized gain on investments                                    0.34          0.13              0.09
                                                                                 -------       -------           -------
  Net increase from investment operations                                        $  0.69       $  0.56           $  0.23
Distributions to shareowners:
 Net investment income                                                             (0.43)        (0.43)            (0.11)
 Distribtions in excess of net investment income                                       -             -             (0.01)
 Net realized gain                                                                 (0.13)        (0.16)                -
                                                                                 -------       -------           -------
Net increase (decrease) in net asset value                                       $  0.13       $ (0.03)          $  0.11
                                                                                 -------       -------           -------
Net asset value, end of period                                                   $ 12.76       $ 12.63           $ 12.66
                                                                                 =======       =======           =======
Total return*                                                                       5.49%         4.54%             1.91%^
Ratio of net expenses to average net assets+                                        1.56%         1.61%             1.61%**
Ratio of net investment income to average net assets+                               3.50%         3.47%             4.60%**
Portfolio turnover rate                                                                7%           22%               19%
Net assets, end of period (in thousands)                                         $ 1,561       $    10           $   101
Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                       1.72%         2.06%             4.09%**
 Net investment income                                                              3.34%         3.02%             2.12%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                       1.56%         1.61%             1.61%**
 Net investment income                                                              3.50%         3.47%             4.60%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
^    Not annualized
**   Annualized
+    Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
(c)  Class C shares were first publicly offered on October 1, 2003.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
INVESTOR CLASS                                                   12/31/05   12/31/04(a)    12/31/03     12/31/02     12/31/01
Net asset value, beginning of period                             $ 12.66     $ 12.68       $ 12.67      $ 12.39      $ 12.49
                                                                 -------     -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                           $  0.60     $  0.59(b)    $  0.60      $  0.61      $  0.62
 Net realized and unrealized gain on investments and
  foreign currency transactions                                     0.26        0.11          0.02         0.44        (0.11)
                                                                 -------     -------       -------      -------      -------
  Net increase from investment operations                        $  0.86     $  0.70       $  0.62      $  1.05      $  0.51
Distributions to shareowners:
 Net investment income                                             (0.56)      (0.56)        (0.57)       (0.55)       (0.61)
 Distributions in excess of net investment income                      -           -             -        (0.04)           -
 Distributions from net realized gains                             (0.13)      (0.16)        (0.04)       (0.18)           -
                                                                 -------     -------       -------      -------      -------
Net increase (decrease) in net asset value                       $  0.17     $ (0.02)      $  0.01      $  0.28      $ (0.10)
                                                                 -------     -------       -------      -------      -------
Net asset value, end of period                                   $ 12.83     $ 12.66       $ 12.68      $ 12.67      $ 12.39
                                                                 =======     =======       =======      =======      =======
Total return*                                                       6.86%       5.63%         4.97%        8.76%        4.12%
Ratio of net expenses to average net assets+                        0.63%       0.63%         0.63%        0.73%        0.75%
Ratio of net investment income to average net assets+               4.54%       4.72%         4.72%        4.57%        4.98%
Portfolio turnover rate                                                7%         22%           19%          25%          32%
Net assets, end of period (in thousands)                         $74,272     $85,177       $85,731      $93,293      $90,165
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                       0.70%       0.74%         0.75%        0.73%        0.75%
 Net investment income                                              4.47%       4.60%         4.60%        4.57%        4.98%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                       0.63%       0.74%         0.75%        0.73%        0.75%
 Net investment income                                              4.54%       4.60%         4.60%        4.57%        4.98%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer AMT-Free CA Municipal Fund (the Fund) (effective January 20, 2006, the Fund changed its name from Pioneer California Tax Free Income Fund to Pioneer AMT-Free CA Municipal Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco California Tax Free Income Fund, Inc. Safeco California Tax Free Income Fund transferred all of its assets to the Fund's Investor Class shares in a one-to-one ratio on December 10, 2004 pursuant to an agreement and plan of reorganization (the 'reorganization" which was approved by the shareholders of Safeco California Tax Free Income Fund on December 10, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. At December 31, 2005 there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectfully daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     Investing primarily in the securities issued by California and its municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has elected to defer $32,414 in capital losses recognized between November 1, 2005 and December 31, 2005 to its fiscal year ending December 31, 2006.

     The tax character of distributions paid during the years ended December 31, 2005 and 2004, were as follows:

--------------------------------------------------------------------------------
                                     2005           2004
--------------------------------------------------------------------------------
  Distributions paid from:
   Ordinary Income               $   16,444      $   20,245
   Tax exempt income             $3,642,842       3,948,139
   Long-term capital gain           826,856       1,045,027
                                 ----------      ----------
    Total                        $4,486,142      $5,013,411
                                 ==========      ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                 2005
--------------------------------------------------------------------------------
  Undistributed Tax Exempt income            $   60,765
  Undistributed long-term gain                   60,610
  Post October loss deferred                    (32,414)
  Unrealized appreciation                     8,317,427
                                             ----------
    Total                                    $8,406,388
                                             ==========
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized apprecia tion is attributable to the tax treatment of premium and amortization.

     The Fund has reclassified $60,689 to decrease undistributed net investment income and $60,689 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $7,951 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2005.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

to $250 million, 0.45% on assets between $250 million and $750 million and 0.40% on the excess of $750 million.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.86% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Investor Class shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.63% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005, $2,237 was payable to PIM related to man- agement fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $5,637 in transfer agent fees payable to PIMSS at December 31, 2005.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $237 in distribution fees payable to PFD at December 31, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2005, no CDSCs were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the funds expenses were reduced by $705 under such arrangements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and Shareowners of Pioneer AMT-Free CA Municipal Fund: We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AMT-Free CA Municipal Fund (formerly Pioneer California Tax Free Income Fund), one of the series comprising the Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free CA Municipal Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                              /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareowners.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group selected by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the first quintile of the peer group for the 12 months ended June 30, 2005, the first quintile of the peer group for the three years ended June 30, 2005, and the first quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield (gross of expenses) to the Fund's Class A shareholder compared to the yield (as of June 30, 2005) of the Lehman Municipal Bond Index. The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

     services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the second quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 was in the second quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared in a reasonable manner as the Fund grows in size between the Fund's shareholders and the Investment Adviser.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West and Mr. Hood) serves as a Trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. West and Mr. Hood serve on 35 of the 91 Pioneer Funds. The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
                           Positions Held          Length of Service
Name and Age               With the Fund           and Term of Office
John F. Cogan, Jr. (79)*   Chairman of the         Trustee since 2004.
                           Board,                  Serves until
                           Trustee and President   successor trustee is
                                                   elected or earlier
                                                   retirement or
                                                   removal

*Mr. Cogan is an Interested Trustee because he is an officer or director of
Pioneer and certain of its affiliates.
--------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
                                                                                      Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                by this Trustee
John F. Cogan, Jr. (79)*   Deputy Chairman and a Director of Pioneer Global Asset     Chairman and Director of
                           Management S.p.A. ("PGAM"); Non-Executive Chairman         ICI Mutual Insurance
                           and a Director of Pioneer Investment Management USA        Company; Director
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;      of Harbor Global
                           Director of Pioneer Alternative Investment Management      Company, Ltd.
                           Limited (Dublin); President and a Director of Pioneer
                           Alternative Investment Management (Bermuda) Limited
                           and affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia); Director of Nano-C, Inc. (since
                           2003); Director of Cole Investment Corporation (since
                           2004); Director of Fiduciary Counseling Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD");
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock **(62)           Trustee          Trustee since 2005.
3050 K. Street NW,                              Serves until successor
Washington, DC 20007                            trustee is elected or
                                                earlier retirement or
                                                removal.

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
--------------------------------------------------------------------------------
Mary K. Bush (57)              Trustee          Trustee since 2004.
3509 Woodbine Street,                           Serves until
Chevy Chase, MD 20815                           successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Trustee          Trustee since 2004.
1001 Sherbrooke Street West,                    Serves until
Montreal, Quebec, Canada                        successor trustee
H3A 1G5                                         is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                  by this Trustee
David R. Bock **(62)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank)(1995 - 2000; 2002          affordable housing
                               to 2004); Executive Vice President and Chief Financial       finance company);
                               Officer, Pedestal Inc. (internet-based mortgage trading      Director of New York
                               company) (2000 - 2002)                                       Mortgage Trust (publicly
                                                                                            traded mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Millennium Chemicals,
                                                                                            Inc. (commodity
                                                                                            chemicals), Mortgage
                                                                                            Guaranty Insurance
                                                                                            Corporation, and Briggs &
                                                                                            Stratton, Inc. (engine
                                                                                            manufacturer)
-------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Desaultels, Faculty of Management, McGill
Montreal, Quebec, Canada       University
H3A 1G5
-------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Marguerite A. Piret (57)        Trustee         Trustee since 2004.
One Boston Place, 28th Floor,                   Serves until
Boston, MA 02108                                successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------
John Winthrop (69)              Trustee         Trustee since 2004.
One North Adgers Wharf,                         Serves until
Charleston, SC 29401                            successor trustee
                                                is elected or earlier
                                                retirement or removal
--------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (57)        President and Chief Executive Officer, Newbury,           Director of New America
One Boston Place, 28th Floor,   Piret & Company, Inc. (investment banking firm)           High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
-------------------------------------------------------------------------------------------------------------------
John Winthrop (69)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm)
Charleston, SC 29401
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
FUND OFFICERS
-------------------------------------------------------------------------------
Osbert M. Hood (53)        Executive Vice   Since 2004.
                           President        Serves at the
                                            discretion of
                                            the Board
-------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary        Since September,
                                            2004. Serves
                                            at the discretion of
                                            the Board
-------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)        President and Chief Executive Officer, PIM-USA since           Trustee of certain
                           May, 2003 (Director since January, 2001); President            Pioneer Funds
                           and Director of Pioneer since May, 2003; Chairman and
                           Director of Pioneer Investment Management Shareholder
                           Services, Inc. ("PIMSS") since May, 2003; Executive Vice
                           President of all of Pioneer Funds since June 3, 2003;
                           and Executive Vice President and Chief Operating Officer of
                           PIM-USA, November 2000 - May 2003.
-------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)   Secretary of PIM-USA; Senior Vice President - Legal            None
                           of Pioneer; and Secretary/Clerk of most of PIM-USA's
                           subsidiaries; Secretary of all of the Pioneer Funds since
                           September 2003 (Assistant Secretary from November
                           2000 to September 2003)
-------------------------------------------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher J. Kelley (41)   Assistant Secretary   Since September,
                                                   2004. Serves at
                                                   the discretion of
                                                   the Board
--------------------------------------------------------------------------------
David C. Phelan (48)         Assistant Secretary   Since September,
                                                   2004. Serves at
                                                   the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (60)            Treasurer             Since 2004.
                                                   Serves at the
                                                   discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant Treasurer   Since November,
                                                   2004. Serves
                                                   at the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant Treasurer   Since 2004.
                                                   Serves at the
                                                   discretion of
                                                   the Board
--------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
-----------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-----------------------------------------------------------------------------------------------------------------
                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Christopher J. Kelley (41)   Assistant Vice President and Senior Counsel of            None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001;  Assistant Secretary of all Pioneer Funds since
                             September 2003
-----------------------------------------------------------------------------------------------------------------
David C. Phelan (48)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;       None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003
-----------------------------------------------------------------------------------------------------------------
Vincent Nave (60)            Vice President - Fund Accounting, Administration          None
                             and Custody Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer         None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004
-----------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant Vice President - Fund Accounting,               None
                             Administration and Custody Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Positions Held         Length of Service
Name and Age                   With the Fund          and Term of Office
Gary Sullivan (47)             Assistant Treasurer    Since 2004.
                                                      Serves at the
                                                      discretion of
                                                      the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (32)    Assistant Treasurer    Since 2004.
                                                      Serves at the
                                                      discretion of
                                                      the Board
--------------------------------------------------------------------------------
Martin J. Wolin (38)           Chief Compliance       Since October, 2004.
                               Officer                Serves at the
                                                      discretion of
                                                      the Board
--------------------------------------------------------------------------------


Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                                   Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years          by this Officer
Gary Sullivan (47)            Fund Accounting  Manager - Fund Acconting,           None
                              Administration and Custody Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
                              since May 2002
--------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Fund Administration Manager - Fund Accounting,       None
                              Administration and Custody Services since June
                              2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting, Manager
                              from August 1999 to May 2002); Assistant
                              Treasurer of all Pioneer Funds since September 2004
--------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)          Chief Compliance Officer of Pioneer (Director of     None
                              Compliance and Senior Counsel from November 2000
                              to September 2004); and Chief Compliance Officer
                              of all of the Pioneer Funds since 2004.
--------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

                                    PIONEER
                                    -------
                                    SMALL AND
                                 MID CAP GROWTH
                                      FUND*


                                     Annual
                                     Report

                                    12/31/05


                          [LOGO] PIONEER
                                 Investments(R)

*Formerly Papp Small & Mid-Cap Growth Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        1

Portfolio Summary                                                            2

Prices and Distributions                                                     3

Performance Update                                                           4

Comparing Ongoing Fund Expenses                                              8

Portfolio Management Discussion                                             10

Schedule of Investments                                                     14

Financial Statements                                                        19

Notes to Financial Statements                                               27

Report of Independent Registered Public Accounting Firm                     33

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                     34

Trustees, Officers and Service Providers                                    40

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       90.6%
Depositary Receipts for International Stocks              6.4%
Temporary Cash Investment                                 3.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Health Care                                              27.3%
Information Technology                                   26.6%
Consumer Discretionary                                   15.3%
Industrials                                              11.7%
Financials                                               10.3%
Consumer Staples                                          6.1%
Materials                                                 2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Techne Corp.                                                  3.59%
 2.   Express Scripts, Inc.                                         3.49
 3.   WPP Group Plc                                                 3.22
 4.   ChoicePoint, Inc.                                             3.15
 5.   Alberto-Culver Co. (Class B)                                  3.14
 6.   Federated Investors, Inc.                                     3.11
 7.   O'Reilly Automotive, Inc.                                     3.11
 8.   Microchip Technology, Inc.                                    3.04
 9.   Harte-Hanks, Inc.                                             3.01
10.   Clorox Co.                                                    3.00

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

   Class                12/31/05          12/31/04
   -----                --------          --------
    A                  $27.39            $26.12
    B                  $26.95            $25.94
    C                  $26.99            $25.96
    R                  $27.16            $26.00

Distributions Per Share
--------------------------------------------------------------------------------

                                    1/1/05 - 12/31/05
                                    -----------------
                         Net
                      Investment        Short-Term      Long-Term
   Class                Income        Capital Gains   Capital Gains
   -----                ------        -------------   -------------
    A                  $ -               $ -               $ -
    B                  $ -               $ -               $ -
    C                  $ -               $ -               $ -
    R                  $ -               $ -               $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 2500 Growth Index is representative of the issues in the Fund's portfolio and will not provide the Russell 2000 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-7.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                          Net Asset     Public
                            Value      Offering
Period                      (NAV)     Price (POP)
Life-of-Class
(12/14/98)                  9.39%        8.47%
5 Years                     3.37         2.15
1 Year                      4.86        -1.15
--------------------------------------------------------------------------------

[The following data was represented as a mountain chart in the printed material.]

              Value of $10,000 Investment

              Pioneer
           Small and Mid Cap     Russell
               Growth           2500 Growth
                Fund              Index
12/98           9,425           10,000
12/99          10,630           15,548
12/01          14,037           11,633
12/03          14,859           12,069
12/05          16,431           14,960

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)

                              If          If
Period                       Held      Redeemed
Life-of-Class
(12/14/98)                   8.54%       8.54%
5 Years                      2.55        2.55
1 Year                       3.89       -0.11
--------------------------------------------------------------------------------

[The following data was represented as a mountain chart in the printed material.]

              Value of $10,000 Investment

              Pioneer
           Small and Mid Cap     Russell
               Growth           2500 Growth
                Fund              Index
12/98          10,000           10,000
12/99          11,194           15,548
12/01          14,562           11,633
12/03          15,181           12,069
12/05          16,503           14,960

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)

                              If          If
Period                       Held      Redeemed
Life-of-Class
(12/14/98)                   8.56%       8.56%
5 Years                      2.58        2.58
1 Year                       3.97        3.97
--------------------------------------------------------------------------------

[The following data was represented as a mountain chart in the printed material.]

              Value of $10,000 Investment

              Pioneer
           Small and Mid Cap     Russell
               Growth           2500 Growth
                Fund              Index
12/98          10,000           10,000
12/99          11,194           15,548
12/01          14,562           11,633
12/03          15,181           12,069
12/05          16,528           14,960

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)

                              If          If
Period                       Held      Redeemed
Life-of-Class
(12/14/98)                   8.86%       8.86%
5 Years                      2.88        2.88
1 Year                       4.46        4.46
--------------------------------------------------------------------------------

[The following data was represented as a mountain chart in the printed material.]

              Value of $10,000 Investment

              Pioneer
           Small and Mid Cap     Russell
               Growth           2500 Growth
                Fund              Index
12/98          10,000           10,000
12/99          11,222           15,548
12/01          14,671           11,633
12/03          15,372           12,069
12/05          16,849           14,960

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited group of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on actual returns from July 1, 2005 through December 31, 2005

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value              $1,069.89      $1,064.77      $1,065.16      $1,066.79
On 12/31/05

Expenses Paid During Period*      $    6.52      $   11.29      $   10.93      $    8.65

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.17%, 2.10% and 1.66%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2005 through December 31, 2005

Share Class                           A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value           $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value              $1,018.90      $1,014.27      $1,014.62      $1,016.84
On 12/31/05

Expenses Paid During Period*      $    6.36      $   11.02      $   10.66      $    8.44

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.17%, 2.10% and 1.66%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

While the U.S. economy and corporate profits registered strong gains during 2005, stock market indexes produced below-average returns for the year. Investors worried about oil prices, the impact of the Federal Reserve Board's 13 successive interest-rate hikes over 18 months, and the possibility that federal tax cuts on capital gains and stock dividends might not be made permanent. Given these concerns, stock valuations failed to keep pace with increasing corporate earnings and gross domestic product (GDP). In the following interview, members of the management team of L. Roy Papp & Associates - L. Roy Papp and Rosellen Papp - who are responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Small and Mid Cap Growth Fund during the 12-months ended December 31, 2005.

Q:   How did the Fund perform?

A: For the 12 months ended December 31, 2005, Class A shares of Pioneer Small and Mid Cap Growth Fund returned 4.86% at net asset value. During the same 12 months, the Russell Midcap Growth Index returned 12.10%, while the average total return of the 553 funds in Lipper's Mid-Cap Growth group was 9.79%.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal factors that affected Fund performance?

A: Our consistent discipline favoring industry-leading stable growth companies with superior long-term earnings prospects led us to de-emphasize the more volatile energy sector, where stock performance is closely tied to commodity prices. However, the extraordinary stock price gains by mid-cap energy companies - such as oil services companies and exploration and production companies - drove the mid-cap stock index performance during the year. As a result, the Fund's performance tended to lag that of market benchmarks as well as mutual fund peer group averages.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Overall, the economy showed persistent, resilient strength during 2005 and corporate earnings continued to produce impressive gains. Gross Domestic Product (GDP) grew briskly throughout the year and most corporations were able to report double-digit earnings gains. Despite this positive economic backdrop, stocks outside the energy sector produced modest results. Investors worried about the higher energy prices, the tightening of monetary policy by the Federal Reserve and on-going political controversies and policy stalemates in Washington. As a result, the performance of non-energy stocks failed to keep pace with underlying economic fundamentals for the second consecutive year and the market ended 2005 with an unmet gap between corporate profitability and stock valuations.

     Consistent with our history, we kept to the investment philosophy that has served us well, emphasizing stable growth companies with superior long-term prospects. We also continued to pursue investment themes we have developed. As examples, we sought opportunities created by demographic changes - most notably the aging of the baby-boom generation - in sectors such as health care and financial services, and we tried to invest in companies that would benefit from the expanding global economy in sectors such as information technology and industrials. We did not make any significant sector changes during the year, although we did increase our exposure to industrial companies because of our view that one of the emerging themes in 2006 was likely to be increasing capital expenditures by corporations. Within information technology, we added software companies such as Adobe and Micros, as well as Trimble, producer of a sophisticated global positioning system. At the same time, we reduced our exposure in the technology hardware area.

Q: What were some of the individual investments that contributed to performance?

A: In financial services, we focused on companies whose profitability was not too sensitive to the risks of rising interest rates. Two holdings that performed particularly well were T. Rowe Price and Federated Investors, investment management and mutual fund companies that are well positioned to benefit from the growing need of the baby-boom generation for retirement products and services. Both companies performed exceptionally well during the year, even as other financial companies were affected by rising

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

     short-term interest rates that could potentially shrink the profit margins of traditional lending activities.

     Among our health-care investments, several selections performed well. Although we normally de-emphasize the biotechnology industry because of the volatility of company earnings, we found two interesting opportunities in corporations that supply the biotechnology sector and have more consistent earnings history. Both Techne, which produces proteins used by biotechnology companies, and Molecular Devices, which produces equipment used by biotech companies, performed very well. In addition, pharmacy benefit managers Medco and Express Scripts benefited as managers successfully gained more control over pharmacy expenses.

     Our investment in Expeditors International of Washington was a successful way to play the globalization of world trade theme. The company handles logistical planning, and directly benefited from the rise in trade between China and the United States. Its stock declined during the first part of the year on concerns about its vulnerability to higher energy prices, but the company's valuation recovered strongly in the second six months.

     In the information technology sector, contributors included Adobe Software and Microchip.

Q:   What types of investments held back results?

A: Our underweight in energy stocks held back results during a year in which commodity prices rose to record-high levels. Individual holdings that detracted from results tended to come from a variety of sectors. In financial services, Investors Financial was hurt by concerns over the flattening of the yield curve - which occurs when the yield gap between short-term and long-term fixed income securities narrows. That can squeeze the profits in traditional lending businesses. However, we have retained our confidence in Investors Financial for the longer-term. A substantial part of its business is in operations that provide record-keeping and financial custodial and accounting services to retirement plans, and we think it should benefit from the increasing demand for retirement services. The company is also a leader in issuing exchange traded funds, which are becoming increasingly popular as investment products.

     Several of our holdings were adversely affected by rising energy prices, including the Family Dollar retail chain and Cintas, which provides laundry and uniform services to businesses. We have

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     retained our holding in Cintas because we continue to be impressed by the longer-term fundamentals of its business, but we have sold our position in Family Dollar.

     Other companies that we sold during the year included adult education company Apollo, because we were concerned about its future growth potential, and Saga Radio, whose advertising revenues from its chain of radio stations were affected by the increasing popularity of advertising on the Internet.

Q:   What is your investment outlook?

A: We believe the stock market is inexpensive after two successive years in which stock price performance has failed to keep pace with growth in the economy and in corporate profitability. As we enter 2006, the American economy is strong, as evidenced by the overwhelming consensus of 56 economists recently surveyed by the Wall Street Journal. The average forecast for growth in GDP during 2006 was between 3% and 3.5%.

     In our view, there is a significant valuation gap between company earnings and company stock valuations, and we think there is strong potential for good stock performance during the coming year.

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

  Shares                                                             Value
            COMMON STOCK - 98.8%
            Materials - 2.7%
            Specialty Chemicals - 2.7%
  31,000    Sigma-Aldrich Corp.                                 $1,961,990
                                                                ----------
            Total Materials                                     $1,961,990
                                                                ----------
            Capital Goods - 2.7%
            Building Products - 2.7%
  54,000    Simpson Manufacturing Co., Inc.                     $1,962,900
                                                                ----------
            Total Capital Goods                                 $1,962,900
                                                                ----------
            Commercial Services & Supplies - 6.0%
            Diversified Commercial Services - 6.0%
  51,000    Cintas Corp.                                        $2,100,180
  51,000    ChoicePoint, Inc.*                                   2,270,010
                                                                ----------
                                                                $4,370,190
                                                                ----------
            Total Commercial Services & Supplies                $4,370,190
                                                                ----------
            Transportation - 2.8%
            Air Freight & Couriers - 2.8%
  30,000    Expeditors International of Washington, Inc.        $2,025,300
                                                                ----------
            Total Transportation                                $2,025,300
                                                                ----------
            Consumer Durables & Apparel - 1.9%
            Leisure Products - 1.9%
  28,000    Polaris Industries, Inc. (b)                        $1,405,600
                                                                ----------
            Total Consumer Durables & Apparel                   $1,405,600
                                                                ----------
            Consumer Services - 3.9%
            Education Services - 1.4%
  50,000    DeVry, Inc.*(b)                                     $1,000,000
                                                                ----------
            Restaurants - 2.5%
  48,350    Brinker International, Inc                          $1,869,211
                                                                ----------
            Total Consumer Services                             $2,869,211
                                                                ----------
            Media - 6.2%
            Advertising - 6.2%
  82,050    Harte-Hanks, Inc.                                   $2,165,300
  43,000    WPP Group Plc (A.D.R.)                               2,322,000
                                                                ----------
                                                                $4,487,300
                                                                ----------
            Total Media                                         $4,487,300
                                                                ----------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                             Value
            Retailing - 3.1%
            Automotive Retail - 3.1%
  70,000    O'Reilly Automotive, Inc.*                         $ 2,240,700
                                                               -----------
            Total Retailing                                    $ 2,240,700
                                                               -----------
            Household & Personal Products - 6.1%
            Household Products - 3.0%
  38,000    Clorox Co.                                         $ 2,161,820
                                                               -----------
            Personal Products - 3.1%
  49,500    Alberto-Culver Co. (Class B)                       $ 2,264,625
                                                               -----------
            Total Household & Personal Products                $ 4,426,445
                                                               -----------
            Health Care Equipment & Services - 23.4%
            Health Care Distributors - 1.8%
  40,000    Patterson Co.*                                     $ 1,336,000
                                                               -----------
            Health Care Equipment - 11.7%
  28,000    C. R. Bard, Inc.                                   $ 1,845,760
  74,000    Molecular Devices Corp.*                             2,140,820
  50,000    ResMed Inc.*                                         1,915,500
  41,000    Stryker Corp.                                        1,821,630
  22,000    Waters Corp.*                                          831,600
                                                               -----------
                                                               $ 8,555,310
                                                               -----------
            Health Care Services - 7.0%
  30,000    Express Scripts, Inc.*                             $ 2,514,000
  60,000    IMS Health, Inc.                                     1,495,200
  19,700    Medco Health Solutions, Inc.*                        1,099,260
                                                               -----------
                                                               $ 5,108,460
                                                               -----------
            Health Care Supplies - 2.9%
  38,700    Dentsply International, Inc.                       $ 2,077,803
                                                               -----------
            Total Health Care Equipment & Services             $17,077,573
                                                               -----------
            Pharmaceuticals & Biotechnology - 3.5%
            Biotechnology - 3.5%
  46,000    Techne Corp.*                                      $ 2,582,900
                                                               -----------
            Total Pharmaceuticals & Biotechnology              $ 2,582,900
                                                               -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                             Value
            Banks - 2.7%
            Regional Banks - 2.7%
 110,000    UCBH Holdings, Inc. (b)                             $1,966,800
                                                                ----------
            Total Banks                                         $1,966,800
                                                                ----------
            Diversified Financials - 7.5%
            Asset Management & Custody Banks - 7.5%
  60,500    Federated Investors, Inc.                           $2,240,920
  29,000    Investors Financial Services Corp. (b)               1,068,070
  30,000    T. Rowe Price Associates, Inc.                       2,160,900
                                                                ----------
                                                                $5,469,890
                                                                ----------
            Total Diversified Financials                        $5,469,890
                                                                ----------
            Software & Services - 10.1%
            Application Software - 1.7%
  33,000    Adobe Systems, Inc.                                 $1,219,680
                                                                ----------
            Data Processing & Outsourced Services - 5.6%
  33,000    DST Systems, Inc.*                                  $1,977,030
  48,000    Fiserv, Inc.*                                        2,076,960
                                                                ----------
                                                                $4,053,990
                                                                ----------
            Systems Software - 2.8%
  43,000    Micros Systems, Inc.*                               $2,077,760
                                                                ----------
            Total Software & Services                           $7,351,430
                                                                ----------
            Technology Hardware & Equipment - 6.9%
            Communications Equipment - 1.6%
  42,000    Plantronics, Inc.                                   $1,188,600
                                                                ----------
            Electronic Equipment & Instruments - 3.8%
  38,000    Mettler-Toledo International, Inc.*                 $2,097,600
  19,750    National Instruments Corp.                             632,987
                                                                ----------
                                                                $2,730,587
                                                                ----------
            Electronic Manufacturing Services - 1.5%
  34,100    Molex, Inc.                                         $  838,519
   7,000    Trimble Navigation Ltd.                                248,430
                                                                ----------
                                                                $1,086,949
                                                                ----------
            Total Technology Hardware & Equipment               $5,006,136
                                                                ----------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                             Value
            Semiconductors - 9.3%
            Semiconductor Equipment - 3.5%
  37,000    KLA-Tencor Corp.                                   $ 1,825,210
  32,000    Novellus Systems, Inc.*                                771,840
                                                               -----------
                                                               $ 2,597,050
                                                               -----------
            Semiconductors - 5.8%
  56,000    Linear Technology Corp.                            $ 2,019,920
  68,000    Microchip Technology                                 2,186,200
                                                               -----------
                                                               $ 4,206,120
                                                               -----------
            Total Semiconductors                               $ 6,803,170
                                                               -----------
            TOTAL COMMON STOCK
            (Cost $59,316,318)                                 $72,007,535
                                                               -----------
            TEMPORARY CASH INVESTMENTS
            Security Lending Collateral - 6.8%
            Securities Lending Investment Fund, 4.24%          $ 4,940,655
                                                               -----------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $4,940,655)                                  $ 4,940,655
                                                               -----------
            TOTAL INVESTMENTS IN SECURITIES - 105.6%
            (Cost $64,256,973) (a)                             $76,948,190
                                                               -----------
            OTHER ASSETS AND LIABILITIES - (5.6)%              $(4,097,589)
                                                               -----------
            TOTAL NET ASSETS - 100.0%                          $72,850,601
                                                               ===========

*        Non-income producing

(A.D.R.) American Depositary Receipt

(a) At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $64,256,973 was as follows:

         Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost    $13,681,944
         Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value       (990,727)
                                                               -----------
         Net unrealized gain                                   $12,691,217
                                                               ===========

The accompanying notes are an integral part of these financial statements.   17

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

(b)      At December 31, 2005, the following securities were out on loan:

    Shares                    Security                               Value
      8,225     Apollo Group Inc.+                              $  497,284
     47,500     DeVry, Inc.*                                       950,000
     27,550     Investors Financial Services Corp.               1,014,667
     22,800     Polaris Industries, Inc.                         1,144,560
     63,565     UCBH Holdings, Inc.                              1,136,542
                                                                ----------
                Total                                           $4,743,053
                                                                ==========

+    Indicates pending sale as of 12/31/05.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $26,933,408 and $7,422,516, respectively.

18   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    ($4,743,053) (cost $64,256,973)                           $76,948,190
  Cash                                                            886,459
  Receivables -
    Investment securities sold                                    667,028
    Fund shares sold                                              162,710
    Dividends, interest and foreign taxes withheld                 21,739
  Other                                                                 9
                                                              -----------
     Total assets                                             $78,686,135
                                                              -----------
LIABILITIES:
  Payables -
    Investment securities purchased                           $   779,660
    Fund shares repurchased                                        46,533
    Upon return of securities loaned                            4,940,655
  Due to affiliates                                                10,468
  Accrued expenses                                                 58,218
                                                              -----------
     Total liabilities                                        $ 5,835,534
                                                              -----------
NET ASSETS:
  Paid-in capital                                             $61,497,972
  Accumulated net realized loss on investments                 (1,338,588)
  Net unrealized gain on investments                           12,691,217
                                                              -----------
     Total net assets                                         $72,850,601
                                                              ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $53,321,426/1,946,624 shares)             $     27.39
                                                              ===========
  Class B (based on $7,061,561/261,984 shares)                $     26.95
                                                              ===========
  Class C (based on $11,054,080/409,545 shares)               $     26.99
                                                              ===========
  Class R (based on $1,413,534/52,040 shares)                 $     27.16
                                                              ===========
MAXIMUM OFFERING PRICE:
  Class A ($27.39 [divided by] 94.25%)                        $     29.06
                                                              ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05

INVESTMENT INCOME:
  Dividends                                                $335,800
  Interest                                                   35,424
  Income from securities loaned, net                            815
                                                           --------
     Total investment income                                              $  372,039
                                                                          ----------
EXPENSES:
  Management fees                                          $514,701
  Transfer agent fees and expenses
    Class A                                                 101,323
    Class B                                                  18,332
    Class C                                                  24,289
    Class R                                                   4,275
  Distribution fees
    Class A                                                 113,801
    Class B                                                  48,934
    Class C                                                  79,407
    Class R                                                   5,921
  Administrative reimbursements                              18,512
  Custodian fees                                             15,827
  Registration fees                                         111,535
  Professional fees                                          43,248
  Printing expense                                           36,352
  Fees and expenses of nonaffiliated trustees                 6,228
  Miscellaneous                                               8,622
                                                           --------
     Total expenses                                                       $1,151,307
     Less management fees waived and expenses
       reimbursed by Pioneer Investments, Inc.                              (276,420)
     Less fees paid indirectly                                                (2,088)
                                                                          ----------
     Net expenses                                                         $  872,799
                                                                          ----------
       Net investment loss                                                $ (500,760)
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $   24,890
  Change in net unrealized gain on investments                             3,527,740
                                                                          ----------
    Net gain on investments                                               $3,552,630
                                                                          ----------
    Net increase in net assets resulting from operations                  $3,051,870
                                                                          ==========

20   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04

                                                    Year Ended         Year Ended
                                                     12/31/05           12/31/04
FROM OPERATIONS:
  Net investment loss                              $  (500,760)       $  (315,911)
  Net realized gain (loss) on investments               24,890           (556,013)
  Change in net unrealized gain on investments       3,527,740          3,335,258
                                                   -----------        -----------
    Net increase in net assets resulting from
     operations                                    $ 3,051,870        $ 2,463,334
                                                   -----------        -----------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                 $35,886,431        $35,731,301
  Cost of shares repurchased                       (16,748,168)       (13,779,468)
                                                   -----------        -----------
    Net increase in net assets resulting from
     Fund share transactions                       $19,138,263        $21,951,833
                                                   -----------        -----------
    Net increase in net assets                     $22,190,133        $24,415,167
NET ASSETS:
  Beginning of year                                 50,660,468         26,245,301
                                                   -----------        -----------
  End of the year                                  $72,850,601        $50,660,468
                                                   ===========        ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                           '05 Shares      '05 Amount        '04 Shares       '04 Amount
CLASS A
Shares sold                  877,355       $23,033,498         978,829       $24,463,232
Less shares repurchased     (481,431)      (12,580,140)       (487,984)      (12,274,043)
                            --------       -----------        --------       -----------
    Net increase             395,924       $10,453,358         490,845       $12,189,189
                            ========       ===========        ========       ===========
CLASS B (a)
Shares sold                  156,108       $ 4,105,284         194,370       $ 4,822,998
Less shares repurchased      (45,507)       (1,171,942)        (42,987)       (1,047,620)
                            --------       -----------        --------       -----------
    Net increase             110,601       $ 2,933,342         151,383       $ 3,775,378
                            ========       ===========        ========       ===========
CLASS C (a)
Shares sold                  258,978       $ 6,740,836         243,715       $ 6,068,076
Less shares repurchased      (75,177)       (1,959,400)        (17,971)         (440,629)
                            --------       -----------        --------       -----------
    Net increase             183,801       $ 4,781,436         225,744       $ 5,627,447
                            ========       ===========        ========       ===========
CLASS R (a)
Shares sold                   78,559       $ 2,006,813          14,882       $   376,995
Less shares repurchased      (40,733)       (1,036,686)           (668)          (17,176)
                            --------       -----------        --------       -----------
    Net increase              37,826       $   970,127          14,214       $   359,819
                            ========       ===========        ========       ===========

(a) Class B, Class C, and Class R shares were first publicly offered February 23, 2004.

22   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/05     12/31/04     12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                              $ 26.12      $ 24.76      $ 19.02      $  23.28     $ 23.02
                                                                  -------      -------      -------      --------     -------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.15)     $ (0.16)     $ (0.10)     $  (0.01)    $ (0.12)
 Net realized and unrealized gain (loss) on investments              1.42         1.52         5.84         (4.25)       0.38
                                                                  -------      -------      -------      --------     -------
   Net increase (decrease) from investment operations             $  1.27      $  1.36      $  5.74      $  (4.26)    $  0.26
                                                                  -------      -------      -------      --------     -------
Net increase (decrease) in net asset value                        $  1.27      $  1.36      $  5.74      $  (4.26)    $  0.26
                                                                  -------      -------      -------      --------     -------
Net asset value, end of period                                    $ 27.39      $ 26.12      $ 24.76      $  19.02     $ 23.28
                                                                  =======      =======      =======      ========     =======
Total return*                                                        4.86%        5.49%       30.18%       (18.30)%      1.13%
Ratio of net expenses to average net assets+                         1.25%        1.25%        1.25%         1.25%       1.25%
Ratio of net investment loss to average net assets+                 (0.64)%      (0.78)%      (0.83)%       (0.88)%     (0.86)%
Portfolio turnover rate                                                13%           8%           4%            5%         11%
Net assets, end of period (in thousands)                          $53,321      $40,504      $26,245      $ 15,659     $ 9,764
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses+                                                       1.71%        1.79%        1.38%         1.56%       1.69%
 Net investment loss+                                               (1.10)%      (1.33)%      (0.96)%       (1.19)%     (1.30)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.25%        1.25%        1.25%         1.25%       1.25%
 Net investment loss                                                (0.64)%      (0.78)%      (0.83)%       (0.88)%     (0.86)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          2/21/04 (a)
                                                         Year Ended           to
                                                          12/31/05         12/31/04
CLASS B
Net asset value, beginning of period                      $ 25.94         $  25.32
                                                          -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.29)        $  (0.20)
  Net realized and unrealized gain                           1.30             0.82
                                                          -------         --------
     Net increase from investment operations              $  1.01         $   0.62
                                                          -------         --------
Net increase in net asset value                           $  1.01         $   0.62
                                                          -------         --------
Net asset value, end of period                            $ 26.95         $  25.94
                                                          =======         ========
Total return*                                                3.89%            2.45%(b)
Ratio of net expenses to average net assets+                 2.17%            2.16%**
Ratio of net investment loss to average net assets+         (1.56)%          (1.68)%**
Portfolio turnover rate                                        13%               8%
Net assets, end of period (in thousands)                  $ 7,062         $  3,927
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                               2.62%            2.74%**
  Net investment loss                                       (2.01)%          (2.26)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                               2.16%            2.16%**
  Net investment loss                                       (1.55)%          (1.68)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

+    Ratios with no reduction for fees paid indirectly.

(a)  Class B shares were first publicly offered on February 21, 2004.

(b)  Not Annualized.

24   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          2/21/04(a)
                                                         Year Ended           to
                                                          12/31/05         12/31/04
CLASS C
Net asset value, beginning of period                      $ 25.96         $  25.32
                                                          -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.29)        $  (0.17)
  Net realized and unrealized gain on investments            1.32             0.81
                                                          -------         --------
     Net increase from investment operations              $  1.03         $   0.64
                                                          -------         --------
Net increase in net asset value                           $  1.03         $   0.64
                                                          -------         --------
Net asset value, end of period                            $ 26.99         $  25.96
                                                          =======         ========
Total return*                                                3.97%            2.53%(b)
Ratio of net expenses to average net assets+                 2.10%            2.07%**
Ratio of net investment loss to average net assets+         (1.48)%          (1.59)%**
Portfolio turnover rate                                        13%               8%
Net assets, end of period (in thousands)                  $11,054         $  5,860
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses+                                              2.55%            2.67%**
  Net investment loss+                                      (1.93)%          (2.19)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                               2.09%            2.07%**
  Net investment loss                                       (1.47)%          (1.59)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class C shares were first publicly offered on February 21, 2004.

(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.   25

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          2/21/04(a)
                                                         Year Ended           to
                                                          12/31/05         12/31/04
CLASS R
Net asset value, beginning of period                      $ 26.00         $  25.32
                                                          -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                     $ (0.24)        $  (0.05)
  Net realized and unrealized gain on investments            1.40             0.73
                                                          -------         --------
     Net increase from investment operations              $  1.16         $   0.68
                                                          -------         --------
Net increase in net asset value                           $  1.16         $   0.68
                                                          -------         --------
Net asset value, end of period                            $ 27.16         $  26.00
                                                          =======         ========
Total return*                                                4.46%            2.69%(b)
Ratio of net expenses to average net assets+                 1.66%            1.51%**
Ratio of net investment loss to average net assets+         (1.04)%          (1.00)%**
Portfolio turnover rate                                        13%               8%
Net assets, end of period (in thousands)                  $ 1,414         $    370
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses+                                              2.12%            2.09%**
  Net investment loss+                                      (1.50)%          (1.58)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                               1.66%            1.51%**
  Net investment loss                                       (1.04)%          (1.00)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

(a)  Class R shares were first publicly offered on February 21, 2004.

(b)  Not Annualized.

26   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Small and Mid Cap Growth Fund (the Fund), formerly known as Pioneer Papp Small and Mid Cap Growth Fund, is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004 is the successor to the Papp Small & Mid-Cap Growth Fund, Inc. The Papp Small & Mid-Cap Growth Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" was approved by the Shareholders of Papp Small & Mid-Cap Growth Fund, Inc. on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2005, the Fund had a net capital loss carryforward of $1,332,133 of which $129,800 will expire in 2009, $266,040 will expire in 2010, $380,280 will expire in 2011 and $556,013 will expire in 2012, if not utilized.

     There were no distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004.

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                            2005
--------------------------------------------------------------------------------
  Undistributed ordinary income                       $         -
  Capital Loss Carryforward                            (1,332,133)
  Post October losses deferred                             (6,455)
  Unrealized appreciation                              12,691,217
                                                      -----------
    Total                                             $11,352,629
                                                      ===========
--------------------------------------------------------------------------------

     At December 31, 2005, the Fund reclassified $500,760 to increase undistributed net investment income and $500,760 to decrease paid in capital. This reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $20,008 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2005.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

E.   Securities Lending

     The Fund lends securities in the Portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion and 0.80% of the excess over $1 billion.

PIM and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On December 31, 2005, $3,349 was receivable from PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $12,076 in transfer agent fees payable to PIMSS at December 31, 2005.

4.   Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $1,741 in distribution fees payable to PFD at December 31, 2005. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay as compensation for securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004 a CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2005, CDSCs in the amount of $15,679 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $2,088 under such arrangements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer Small and Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small & Mid Cap Growth Fund (formerly Pioneer Papp Small & Mid Cap Growth Fund), one of the series constituting Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated January 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small & Mid Cap Growth Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and
(x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

The following summarizes matters considered by the Trustees in connection with their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance based upon total return was in the fifth quintile of the peer group for the 12 months ended June 30, 2005, the fifth quintile of the peer group for the three years ended June 30, 2005, and the second quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the longer-term performance of the Fund supported the continuation of the Management Contract and the Sub-advisory Agreement.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the number, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the third quintile without giving effect to fee waivers. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 (after expense limitations) was in the first quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     ratio (after expense limitations) was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's and Sub-adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement are fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serves as a Trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West serve as Trustees for 35 of the 91 Pioneer Funds. The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (79)*  Chairman of the        Trustee since 2003.    Deputy Chairman and a Director of       Chairman and
                          Board,                 Serves until           Pioneer Global Asset Management S.p.A.  Director of ICI
                          Trustee and President  successor trustee is   ("PGAM"); Non-Executive Chairman and a  Mutual Insurance
                                                 elected or earlier     Director of Pioneer Investment          Company; Director of
                                                 retirement or          Management USA Inc. ("PIM-USA");        Harbor Global
                                                 removal.               Chairman and a Director of Pioneer;     Company, Ltd.
                                                                        Director of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a Director of
                                                                        Pioneer Alternative Investment
                                                                        Management (Bermuda) Limited and
                                                                        affiliated funds; Director of
                                                                        PIOGLOBAL Real Estate Investment Fund
                                                                        (Russia); Director of Nano-C, Inc.
                                                                        (since 2003); Director of Cole
                                                                        Investment Corporation (since 2004);
                                                                        Director of Fiduciary Counseling Inc.;
                                                                        President and Director of Pioneer
                                                                        Funds Distributor, Inc. ("PFD");
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock **(62)      Trustee                Trustee since 2005.    Senior Vice President and Chief         Director of The
3050 K. Street NW,                               Serves until           Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee is   (publicly traded health care services   Investment Company
                                                 elected or earlier     company) (2001 - present); Managing     (privately-held
                                                 retirement or          Partner, Federal City Capital Advisors  affordable housing
                                                 removal.               (boutique merchant bank) (2002 to       finance company);
                                                                        2004); Executive Vice President and     Director of New York
                                                                        Chief Financial Officer, Pedestal Inc.  Mortgage Trust
                                                                        (internet-based mortgage trading        (publicly traded
                                                                        company) (2000 - 2002).                 mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)         Trustee                Trustee since 2003.    President, Bush International           Director of Brady
3509 Woodbine Street,                            Serves until           (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee is   firm).                                  (industrial
                                                 elected or earlier                                             identification and
                                                 retirement or                                                  specialty coated
                                                 removal.                                                       material products
                                                                                                                manufacturer),
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation, and
                                                                                                                Briggs & Stratton,
                                                                                                                Inc. (engine
                                                                                                                manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.             Trustee                Trustee since 2003.    Founding Director, The Winthrop Group,  None
Graham (58)                                      Serves until           Inc. (consulting firm); Desautels,
1001 Sherbrooke Street West,                     successor trustee is   Faculty of Management, McGill
Montreal, Quebec, Canada                         elected or earlier     University.
H3A 1G5                                          retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Marguerite A. Piret (57)  Trustee                Trustee since 2003.    President and Chief Executive Officer,  Director of New
One Boston Place, 28th Floor,                    Serves until           Newbury, Piret & Company, Inc.          America High Income
Boston, MA 02108                                 successor trustee is   (investment banking firm).              Fund, Inc.
                                                 elected or earlier                                             (closed-end
                                                 retirement or                                                  investment company)
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)        Trustee                Trustee since 2003.    President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                          Serves until           (private investment firm).
Charleston, SC 29401                             successor trustee is
                                                 elected or earlier
                                                 retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)       Executive Vice         Since 2003. Serves     President and Chief Executive Officer,  Trustee of certain
                          President              at the discretion of   PIM-USA since May 2003 (Director since  Pioneer Funds
                                                 the Board.             January, 2001); President and Director
                                                                        of Pioneer since May, 2003; Chairman
                                                                        and Director of Pioneer Investment
                                                                        Management Shareholder Services, Inc.
                                                                        ("PIMSS") since May, 2003; Executive
                                                                        Vice President of all of Pioneer Funds
                                                                        since June 3, 2003; and Executive Vice
                                                                        President and Chief Operating Officer
                                                                        of PIM-USA, November 2000 - May 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)  Secretary              Since 2003. Serves     Secretary of PIM-USA; Senior Vice       None
                                                 at the discretion of   President - Legal of Pioneer; and
                                                 the Board.             Secretary/Clerk of most of PIM-USA's
                                                                        subsidiaries; Secretary of all of the
                                                                        Pioneer Funds since September 2003
                                                                        (Assistant Secretary from November
                                                                        2000 to September 2003).
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held         Length of Service      Principal Occupation                  Other Directorships
Name and Age                With the Fund          and Term of Office     During Past Five Years                Held by this Officer
Christopher J. Kelley (41)  Assistant Secretary    Since September,       Assistant Vice President and Senior   None
                                                   2003. Serves at        Counsel of Pioneer since July 2002;
                                                   the discretion of      Vice President and Senior Counsel of
                                                   the Board              BISYS Fund Services, Inc. (April 2001
                                                                          to June 2002); Senior Vice President
                                                                          and Deputy General Counsel of Funds
                                                                          Distributor, Inc. (July 2000 to April
                                                                          2001; Assistant Secretary of all
                                                                          Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)        Assistant Secretary    Since September,       Partner, Wilmer Cutler Pickering      None
                                                   2003. Serves at        Hale and Dorr LLP; Assistant
                                                   the discretion of      Secretary of all Pioneer Funds since
                                                   the Board              September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)           Treasurer              Since November,        Vice President - Fund Accounting,     None
                                                   2000. Serves at        Administration and Custody Services
                                                   the discretion of      of Pioneer; and Treasurer of all of
                                                   the Board              the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)        Assistant Treasurer    Since November,        Deputy Treasurer of Pioneer since     None
                                                   2004. Serves           2004; Treasurer and Senior Vice
                                                   at the discretion      President, CDC IXIS Asset Management
                                                   of the Board           Services from 2002 to 2003;
                                                                          Assistant Treasurer and Vice
                                                                          President, MFS Investment Management
                                                                          from 1997 to 2002; and Assistant
                                                                          Treasurer of all of the Pioneer
                                                                          Funds since November 2004.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)       Assistant Treasurer    Since 2003. Serves     Assistant Vice President - Fund       None
                                                   at the discretion of   Accounting, Administration and
                                                   the Board              Custody Services of Pioneer; and
                                                                          Assistant Treasurer of all of the
                                                                          Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held         Length of Service      Principal Occupation                  Other Directorships
Name and Age                With the Fund          and Term of Office     During Past Five Years                Held by this Officer
Gary Sullivan (47)          Assistant Treasurer    Since 2003. Serves     Fund Accounting Manager - Fund        None
                                                   at the discretion of   Accounting, Administration and
                                                   the Board.             Custody Services of Pioneer; and
                                                                          Assistant Treasurer of all of the
                                                                          Pioneer Funds since May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32) Assistant Treasurer    Since 2003. Serves     Fund Administration Manager - Fund    None
                                                   at the discretion of   Accounting, Administration and
                                                   the Board.             Custody Services since June 2003;
                                                                          Assistant Vice President - Mutual
                                                                          Fund Operations of State Street
                                                                          Corporation from June 2002 to June
                                                                          2003 (formerly Deutsche Bank Asset
                                                                          Management); Pioneer Fund
                                                                          Accounting, Administration and
                                                                          Custody Services (Fund Accounting
                                                                          Manager from August 1999 to May
                                                                          2002, Assistant Treasurer of all
                                                                          Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)        Chief Compliance       Since October, 2004.   Chief Compliance Officer of Pioneer   None
                            Officer                Serves at the          (Director of Compliance and Senior
                                                   discretion of          Counsel from November 2000 to
                                                   the Board.             September 2004); and Chief
                                                                          Compliance Officer of all of the
                                                                          Pioneer Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                    PIONEER
                             -----------------------
                                    AMT-FREE
                                    MUNICIPAL
                                      FUND*

                                     Annual
                                     Report

                                    12/31/05

                          [LOGO] PIONEER
                                 Investments(R)

*Formerly Pioneer Municipal Bond Fund. Name change effective January 20, 2006.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        1

Portfolio Summary                                                            2

Prices and Distributions                                                     3

Performance Update                                                           4

Comparing Ongoing Fund Expenses                                              8

Portfolio Management Discussion                                             10

Schedule of Investments                                                     14

Financial Statements                                                        20

Notes to Financial Statements                                               28

Report of Independent Registered Public Accounting Firm                     34

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                     35

Trustees, Officers and Service Providers                                    40

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

AAA                                                      44.1%
BBB                                                      18.6%
A                                                        15.7%
AA                                                       13.5%
BB & Lower                                                6.3%
Commercial Paper                                          1.8%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Insured                                                  37.3%
Various Revenues                                         18.3%
Escrowed                                                 13.2%
Health                                                   11.6%
Power                                                     9.4%
Education                                                 2.3%
Special Revenues                                          2.3%
General Obligation                                        2.3%
Reserves                                                  1.8%
Housing                                                   1.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)

 1.   San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33   4.98%
 2.   Massachusetts State Housing Finance Agency, 5.4%, 12/1/28        4.29
 3.   Indianapolis State Development Finance Authority, 5.6%, 12/1/32  4.13
 4.   Piedmont Municipal Power Agency, 5.25%, 1/1/21                   3.19
 5.   North Carolina Eastern Municipal Power, 6.0%, 1/1/22             2.92
 6.   West Virginia State Hospital Finance Authority, 6.75%, 9/1/30    2.90
 7.   Pittsburg California Redevelopment Agency, 5.80%, 8/1/34         2.85
 8.   Golden State Tobacco Security Corp. California, 5.5%, 6/1/43     2.34
 9.   San Jose California Redevelopment Agency Tax, 4.9%, 8/1/33       2.32
10.   Illinois Educational Facilities Authority, 6.25%, 5/1/30         2.29

This list excludes temporary cash and derivative investments. Fund holdings will vary for other periods.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

    Class             12/31/05          12/31/04
------------         ----------        ---------
      A                $14.13            $14.38
      B                $14.07            $14.34
      C                $14.04            $14.34
   Investor            $14.07            $14.36

Distributions Per Share
--------------------------------------------------------------------------------

                                    1/1/05 - 12/31/05
                                    -----------------
                                        Short-Term      Long-Term
    Class              Dividends      Capital Gains   Capital Gains
------------         ------------    ---------------  --------------
      A                $0.6379           $0.0175           $0.2698
      B                $0.5463           $0.0175           $0.2698
      C                $0.5426           $0.0175           $0.2698
   Investor            $0.6868           $0.0175           $0.2698

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts shown on pages 4-7.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Municipal Bond Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                          Net Asset     Public
                            Value      Offering
Period                      (NAV)     Price (POP)
Life-of-Class
(9/30/96)                   5.98%       5.34%
5 Years                     6.14        5.17
1 Year                      4.81        0.07
--------------------------------------------------------------------------------

[The following data was represented as a line chart in the printed material]

Value of a $10,000 Investment

                 Pioneer       Lehman Brothers
                Municipal         Municipal
                  Bond              Bond
                  Fund              Index
9/96             10,000            9,550
12/97            11,197           10,677
12/99            11,678           10,559
12/01            13,711           12,600
12/03            15,826           14,641
12/05            17,116           16,181

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco Funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(9/30/96)                   5.21%       5.21%
5 Years                     5.33        5.33
1 Year                      4.02        0.09
--------------------------------------------------------------------------------

[The following data was represented as a line chart in the printed material]

Value of a $10,000 Investment

                 Pioneer       Lehman Brothers
                Municipal         Municipal
                  Bond              Bond
                  Fund              Index
9/96             10,000           10,000
12/97            11,197           11,189
12/99            11,678           10,931
12/01            13,711           12,847
12/03            15,826           14,703
12/05            17,116           15,993

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(10/1/03)                   4.32%       4.32%
1 Year                      3.78        3.77
--------------------------------------------------------------------------------

[The following data was represented as a line chart in the printed material]

Value of a $10,000 Investment

                 Pioneer       Lehman Brothers
                Municipal         Municipal
                  Bond              Bond
                  Fund              Index
10/03            10,000           10,000
12/03            10,188           10,210
12/04            10,644           10,664
12/05            11,018           11,066

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Municipal Bond Fund, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
10 Years                    5.90%       5.90%
5 Years                     6.40        6.40
1 Year                      4.88        4.88
--------------------------------------------------------------------------------

[The following data was represented as a line chart in the printed material]

Value of a $10,000 Investment

                 Pioneer       Lehman Brothers
                Municipal         Municipal
                  Bond              Bond
                  Fund              Index
12/95            10,000           10,000
12/97            11,403           11,420
12/99            11,892           11,393
12/01            13,962           13,695
12/03            16,116           16,007
12/05            17,430           17,734

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Fund, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of each class of the fund includes the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Municipal Bond Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Municipal Bond Fund

Based on actual returns from July 1, 2005 through December 31, 2005.

                                                                             Investor
Share Class                          A              B              C           Class
-------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value             $1,009.83      $1,006.78      $1,024.68      $1,010.70
On 12/31/05

Expenses Paid During Period*     $    4.46      $    7.13      $    7.04      $    2.94

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.41%, 1.38% and 0.58%, for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Municipal Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2005 through December 31, 2005.

                                                                             Investor
Share Class                          A              B              C           Class
-------------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value             $1,020.77      $1,018.10      $1,018.25      $1,022.28
On 12/31/05

Expenses Paid During Period*     $    4.48      $    7.17      $    7.02      $    2.96

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.41%, 1.38% and 0.58% for Class A, Class B, Class C and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent fiscal year, Fund performance, his investment philosophy and strategy, and his outlook.

Q:   How did the Fund perform during its most recent fiscal year?

A: For the 12-month period ended December 31, 2005, Pioneer Municipal Bond Fund's Class A shares produced a 4.81% return; Class B shares returned 4.02%; and Class C shares 3.78%, each at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 3.51% and the average return of the Lipper General Municipal Debt Funds category was 3.00%. Lipper is an independent monitor of mutual fund performance.

     Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt bonds during the time period?

A: For the second year in a row, the environment for long-term municipals was remarkably stable. The U.S. economy maintained steady Gross Domestic Product growth throughout the year, energy prices soared, but inflation was muted. Yields of long-term municipals and Treasury securities continue to be low, close to their all-time low in June 2003. (The Bond Buyer 40 Municipal Index, an industry standard for measuring long-term municipal bond interest rates, closed the period at 4.77%.) The trading range for long-term municipals was extremely narrow for the period. This was mildly surprising given that the Federal Reserve continued to raise short-term interest rates aggressively throughout 2005, and that most economists had once again predicted that long-term rates would increase. Intermediate-term rates rose, but long-term rates, where this portfolio is concentrated, were slightly lower during the past 12 months. This meant that long-term municipal investors generally earned their coupon interest rate, plus some price appreciation (as bond yields decline, bond prices rise, and vice versa).

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q:   How would you characterize supply and demand for municipal bonds?

A: The year 2005 set a record for total volume of new municipal issues during the year, over $400 billion. The volume was much higher than anticipated and largely related to tax-free bond refundings, where issuers take advantage of declining interest rates and refinance higher yielding bonds at lower rates.

     Though demand from individual investors remained flat during the period, tremendous demand for municipal bonds came from property and casualty insurance companies. These firms have actually experienced strong profit growth during a terrible year for natural disasters in 2005, as they have been able to raise their rates and benefit from increased demand from businesses and consumers for property and casualty insurance.

Q:   Will you restate your philosophy in managing the Fund?

A: My investment philosophy is to stay fully invested in long-term bonds. Pioneer Municipal Bond Fund is a long-term fund, and I feel responsible to maintain it as such, and not to try to predict the direction or magnitude of interest rate changes and make maturity or other investment decisions on that basis. At the close of the period, the Fund's average maturity was approximately 21 years.

     In addition, I believe that being invested in long-term municipal bonds is a sound strategy for two reasons: First, long-term municipal bonds consistently yield and more than shorter-term bonds. There have been no inverse yield curves in the municipal bond market (i.e., where long-term rates are lower than short-term rates). Of course, the reason that longer-term municipal bonds yield more is that they are more volatile than bonds of shorter maturity. Greater interest rate risk is the trade-off for more total return through the accumulation of higher yield over the long term.

     The second reason is that I take a very long-term view of the bond market. I rarely make any transactions that I think will pay off only over the short term. As I see it, many of the best investment decisions take years to bear fruit. This long-term view means that the Fund will generally have a very low turnover ratio and reasonably low transaction costs.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

Q:   Will you discuss your portfolio strategy during the 12-month period?

A: I pursued two main strategies over the period. First, I sold a number of municipal bonds with short call dates. These bonds were purchased inexpensively several years ago and had performed well for the Fund. But with their call protection running out (at the call date, the issuer can refund the proceeds of the bond for cash at "par," the original offering price), the price appreciation potential for the bonds was limited. In their place, the Fund purchased municipal bonds with more attractive call features. This call protection strategy is meant to optimize the Fund's performance characteristics and has worked well over the long term.

     Second, during the 12-month period I purchased several par bonds for the Fund. Typically these bonds have limited appeal because - in terms of their price performance - they may have marginal upside and higher than normal downside should interest rates rise. However, the par bonds purchased during the period carried high yields and were very attractively priced.

     Several years ago, when California was in the midst of a fiscal crisis and issuing billions in debt in order to maintain services, I purchased a number of California bonds for the Fund because they were so inexpensive. Now that California's economy is performing much better, the state is beginning to make progress in dealing with its budget deficit. In light of this, two major ratings agencies upgraded California's debt in July 2005 and its bonds have been trading extremely strongly. Because the yields on the state's bonds have declined in the face of this progress, the Fund took profits on a number of California issues during the period.

Q:   How is the Fund positioned in terms of credit quality and diversification?

A: Approximately 44% of the Fund's portfolio is rated AAA or the equivalent (the highest rating). In addition, the Fund is broadly diversified among 24 states and Puerto Rico. For the period, the Fund generally avoided purchasing any bonds with ratings lower than AAA. Purchasing lower quality bonds has been a popular strategy in the municipal marketplace in recent years, and "spreads" - or differences in yield between higher and lower quality municipal bonds - have narrowed considerably. At present,

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     I do not believe investors are being adequately compensated in additional yield for the risk of buying lower quality bonds.

Q:   What is your outlook going forward?

A: Every year brings unexpected events that move the market, but at present, long-term municipal bonds look very stable. Inflation figures seem modest, and it is hard to find economic factors or other trends that might change that. With an inverted yield curve in the Treasury market in December 2005 (where short-term rates were modestly higher than long-term rates), some have predicted an economic slowdown in 2006. If this occurs, it would be good news for long-term municipal bonds, because such slowdowns tend to reduce inflationary pressures. We will be monitoring the progress of the economy and markets over the course of the coming year, as well as the actions of the incoming Fed chairman Bernanke.

     We believe that Pioneer Municipal Bond Fund continues to be a suitable vehicle for long-term investors seeking high income free from federal taxes.

     When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              MUNICIPAL BONDS - 97.0%
                              Alabama - 1.8%
$5,000,000      AAA/Aaa       Alabama Drinking Water Finance Authority,
                                4.0%, 8/15/28                                       $  4,600,500
 3,855,000      AAA/Aaa       Jefferson County Alabama Sewer Revenue,
                                4.75%, 2/1/38                                          4,105,806
                                                                                    ------------
                                                                                    $  8,706,306
                                                                                    ------------
                              Arizona - 1.1%
 5,000,000      BBB+/A3       Scottsdale Healthcare, 6.8%, 12/1/31                  $  5,363,000
                                                                                    ------------
                                                                                    $  5,363,000
                                                                                    ------------
                              California - 19.7%
 8,000,000      AAA/Aaa       California Infrastructure & Economic Development,
                                5.0%, 7/1/36                                        $  8,316,880
 7,000,000      A/A2          California State, 5.0%, 2/1/32                           7,207,620
 6,345,000      AA-/Aa2       California State Department of Veteran Affairs,
                                4.75%, 12/1/25                                         6,455,720
10,020,000      AAA/Aaa       Golden State Tobacco Security Corp. California,
                                5.5%, 6/1/43                                          11,141,438
 3,000,000      AAA/NR        Los Angeles County Sanitation Districts Financing
                                Authority Revenue, 4.5%, 10/1/35                       2,965,830
 3,550,000      NR/Baa2       Northern California Power Agency, 5.0%, 7/1/09           3,703,112
11,995,000      AAA/Aaa       Pittsburg California Redevelopment Agency,
                                5.8%, 8/1/34                                          13,586,497
 7,010,000      AAA/Aaa       San Joaquin County California, 4.75%, 11/15/19           7,012,804
25,000,000      B/Ba2         San Joaquin Hills Transportation Corridor Agency,
                                5.0%, 1/1/33                                          23,757,500
10,865,000      AAA/Aaa       San Jose California Redevelopment Agency Tax,
                              4.9%, 8/1/33                                            11,040,687
                                                                                    ------------
                                                                                    $ 95,188,088
                                                                                    ------------
                              Colorado - 4.0%
 6,555,000      A-/A3         Colorado Springs Colorado Hospital Revenue,
                                6.375%, 12/15/30                                    $  7,154,324
 8,220,000      AAA/Aaa       Colorado Water & Power Development Authority,
                                4.375%, 8/1/35                                         7,928,765
 4,000,000      NR/Baa1       University of Colorado Hospital Authority Revenue,
                                5.6%, 11/15/31                                         4,184,360
                                                                                    ------------
                                                                                    $ 19,267,449
                                                                                    ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Florida - 4.4%
$8,000,000      AA/Aa2        Escambia County Florida Health Facilities,
                                5.25%, 11/15/32                                     $  8,337,200
 2,000,000      AAA/Aa1       Florida State Board of Education, Public Education,
                                4.5%, 6/1/28                                           1,996,000
 2,750,000      NR/NR         Florida State Mid-Bay Bridge Authority Revenue,
                                6.05%, 10/1/22                                         2,873,860
 7,500,000      NR/Baa2       Tallahassee Florida Health, 6.375%, 12/1/30              8,059,350
                                                                                    ------------
                                                                                    $ 21,266,410
                                                                                    ------------
                              Illinois - 8.2%
 9,000,000      AAA/Aaa       Chicago Illinois, 5.5%, 1/1/35                        $  9,623,250
 2,000,000      AAA/Aaa       Chicago, Illinois Sales Tax Revenue,
                                5.375%, 1/1/27                                         2,118,860
10,000,000      NR/Baa3       Illinois Educational Facilities Authority,
                                6.25%, 5/1/30                                         10,931,900
10,000,000      AAA/Aaa       Metropolitan Pier & Expo, 5.25%, 6/15/42                10,502,100
 5,000,000      AAA/Aaa       Metropolitan Pier & Expo, 7.0%, 7/1/26                   6,605,700
                                                                                    ------------
                                                                                    $ 39,781,810
                                                                                    ------------
                              Indiana - 6.0%
 6,450,000      AAA/Aaa       Indianapolis Indiana Utilities District,
                                4.0%, 6/1/11                                        $  6,591,771
19,000,000      BBB+/Baa1     Indianapolis State Development Finance
                                Authority, 5.6%, 12/1/32                              19,676,970
 2,500,000      AAA/Aaa       St. Joseph County Indiana Authority,
                                4.5%, 8/15/18                                          2,517,675
                                                                                    ------------
                                                                                    $ 28,786,416
                                                                                    ------------
                              Kentucky - 0.5%
 2,000,000      NR/NR         Kentucky Economic Development Finance
                                Authority, 6.625%, 10/1/28                          $  2,184,840
                                                                                    ------------
                                                                                    $  2,184,840
                                                                                    ------------
                              Massachusetts - 6.3%
 4,250,000      AAA/Aaa       Massachusetts Bay Transportation Authority,
                                4.5%, 3/1/26                                        $  4,252,380
20,000,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                5.4%, 12/1/28                                         20,457,400
 5,740,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                6.2%, 7/1/38                                           5,924,024
                                                                                    ------------
                                                                                    $ 30,633,804
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Maryland - 2.1%
$3,400,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                5.0%, 7/1/24                                        $  3,752,104
 1,725,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                5.0%, 7/1/24                                           1,896,603
 4,000,000      NR/A3         Maryland State Health & Higher Educational
                                Facilities, 6.75%, 7/1/30                              4,569,640
                                                                                    ------------
                                                                                    $ 10,218,347
                                                                                    ------------
                              Michigan - 1.6%
 5,000,000      AA/Aa2        Michigan State Hospital Finance Authority,
                                5.5%, 11/15                                         $  5,256,250
 1,000,000      AA/Aa2        North Muskegon Michigan Public Schools,
                                5.25%, 5/1/28                                          1,066,950
 1,210,000      AA/Aa2        North Muskegon Michigan Public Schools,
                                5.25%, 5/1/33                                          1,283,943
                                                                                    ------------
                                                                                    $  7,607,143
                                                                                    ------------
                              Minnesota - 1.1%
 5,000,000      A-/A2         Minnesota Health Care Revenue,
                                5.75%, 11/15/32                                     $  5,347,500
                                                                                    ------------
                                                                                    $  5,347,500
                                                                                    ------------
                              Missouri - 0.2%
 1,000,000      AAA/Aaa       Missouri State Health & Educational Facilities,
                                5.25%, 6/1/28                                       $  1,086,730
                                                                                    ------------
                                                                                    $  1,086,730
                                                                                    ------------
                              Mississippi - 1.1%
 5,500,000      AAA/Aaa       Harrison County Mississippi Wastewater,
                                4.75%, 2/1/27                                       $  5,517,985
                                                                                    ------------
                                                                                    $  5,517,985
                                                                                    ------------
                              Montana - 0.6%
 2,785,000      AAA/Aaa       Forsyth Montana Pollution Control Revenue,
                                5.0%, 3/1/31                                        $  2,896,539
                                                                                    ------------
                                                                                    $  2,896,539
                                                                                    ------------
                              North Carolina - 2.9%
12,000,000      BBB/Baa2      North Carolina Eastern Municipal Power,
                                6.0%, 1/1/22                                        $ 13,947,720
                                                                                    ------------
                                                                                    $ 13,947,720
                                                                                    ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              North Dakota - 0.7%
$3,000,000      NR/Baa2       Grand Forks North Dakota Health Care Systems,
                                7.125%, 8/15/24                                     $  3,293,880
                                                                                    ------------
                                                                                    $  3,293,880
                                                                                    ------------
                              New York - 5.1%
   900,000      AAA/AAA       Long Island Power Authority NY Electric Systems,
                                Revenue, 5.125%, 12/1/22                            $    942,750
 3,820,000      AAA/Aaa       Metropolitan Transportation Authority NY,
                                4.75%, 4/1/28                                          4,111,619
 5,500,000      AA-/A1        New York State Dormitory Authority Revenue,
                                5.25%, 5/15/15                                         6,008,585
 1,425,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/11                                          1,630,058
 2,410,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/11                                          2,716,552
 5,250,000      AA-/A1        New York State Dormitory Authority Revenue,
                                7.5%, 5/15/13                                          6,463,380
 1,000,000      A/A1          New York State Urban Development Corp.,
                                5.125%, 7/1/21                                         1,061,160
 1,500,000      AA-/A1        Port Authority of NY & NJ, Ninety Third Series,
                                6.125%, 6/1/94                                         1,792,455
                                                                                    ------------
                                                                                    $ 24,726,559
                                                                                    ------------
                              Ohio - 0.8%
 4,000,000      AAA/Aaa       Cleveland-Cuyahoga County Ohio Port Authority
                                Revenue, 4.5%, 8/1/36                               $  3,884,000
                                                                                    ------------
                                                                                    $  3,884,000
                                                                                    ------------
                              Oklahoma - 1.4%
 5,590,000      AAA/Aaa       McGee Creek Authority Water Revenue,
                                6.0%, 1/1/23                                        $  6,638,349
                                                                                    ------------
                                                                                    $  6,638,349
                                                                                    ------------
                              Pennsylvania - 3.9%
10,000,000      AAA/Aaa       Lehigh County PA Industrial Development Authority
                                Pollution Control, 4.75%, 2/15/27                   $ 10,192,400
 5,000,000      A+/Aa3        Pennsylvania State Higher Education,
                                6.0%, 1/15/31                                          5,428,950
 3,000,000      AAA/Aaa       Southeastern PA Transportation Authority PA,
                                4.75%, 3/1/29                                          3,021,690
                                                                                    ------------
                                                                                    $ 18,643,040
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Puerto Rico - 1.1%
$5,000,000      A-/A3         Puerto Rico Electric Power Authority,
                                5.125%, 7/1/29                                      $  5,177,300
                                                                                    ------------
                                                                                    $  5,177,300
                                                                                    ------------
                              South Carolina - 6.8%
 1,000,000      A/A3          Dorchester, SC County School District,
                                5.25%, 12/1/29                                      $  1,036,710
 7,000,000      AA-/Aa3       Greenville, SC County School District,
                                5.5%, 12/1/28                                          7,545,230
15,000,000      BBB/Baa3      Piedmont Municipal Power Agency, 5.25%, 1/1/21          15,210,450
 7,500,000      NR/NR         South Carolina Jobs Economic Development
                                Authority, 7.375%, 12/15/21                            8,912,775
                                                                                    ------------
                                                                                    $ 32,705,165
                                                                                    ------------
                              Texas - 5.6%
 2,245,000      AAA/Aaa       Austin Texas Utilities System Revenue,
                                12.5%, 11/15/07                                     $  2,612,237
 7,755,000      AAA/Aaa       Austin Texas Utility System Revenue,
                                12.5%, 11/15/07                                        9,015,498
 3,000,000      AAA/Aaa       Houston, TX Independent School District,
                                4.75%, 2/15/22                                         3,033,690
 7,500,000      AAA/Aaa       Houston, TX Independent School District,
                                4.25%, 2/15/26                                         7,206,075
    10,000      AAA/Aaa       Lower Colorado River Authority Texas Revenue,
                                5.625%, 1/1/17                                            11,364
 5,000,000      AA/Aa1        San Antonio Texas Electricity & Gas, Series A,
                                4.5%, 2/1/21                                           5,031,300
                                                                                    ------------
                                                                                    $ 26,910,164
                                                                                    ------------
                              Virginia - 1.7%
 2,500,000      AAA/Aaa       Loudoun County VA Sanitation Authority,
                                4.75%, 1/1/30                                       $  2,528,825
 3,085,000      AA+/Aa1       Virginia State Public School Revenue,
                                4.75%, 8/1/26                                          3,163,637
 2,235,000      AA+/Aa1       Virginia State Public School Revenue,
                                4.75%, 8/1/27                                          2,288,752
                                                                                    ------------
                                                                                    $  7,981,214
                                                                                    ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Washington - 4.8%
$  700,000      AAA/Aaa       CDP-King County III WA Lease Revenue,
                                5.25%, 6/1/26                                       $    721,581
 5,055,000      AA/Aa2        Douglas County WA Public Utilities,
                                8.75%, 9/1/18                                          5,530,069
 3,054,000      AAA/NR        Seattle, WA Housing Authority, 6.6%, 8/20/38             3,205,845
 6,290,000      NR/NR         Vancouver WA Housing Authority 5.65%, 3/1/31             6,173,509
 7,750,000      AAA/Aaa       Washington State, 4.5%, 7/1/23                           7,769,995
                                                                                    ------------
                                                                                    $ 23,400,999
                                                                                    ------------
                              West Virginia - 3.5%
12,055,000      NR/A2         West VA State Hospital Finance Authority,
                                6.75%, 9/1/30                                       $ 13,810,329
 2,945,000      NR/A2         West VA State Hospital Finance Authority,
                                6.75%, 9/1/30                                          3,221,535
                                                                                    ------------
                                                                                    $ 17,031,864
                                                                                    ------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $422,607,478)                                   $468,192,621
                                                                                    ------------
    Shares
                              TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.4%
 6,638,222                    Blackrock Provident Institutional Fund                $  8,660,173
                                                                                    ------------
                              TOTAL TAX-EXEMPT MONEY MARKET
                              MUTUAL FUND
                              (Cost $8,660,173)                                     $  8,660,173
                                                                                    ------------
                              TOTAL INVESTMENT IN SECURITIES - 98.8%
                              (cost $431,267,651)(a)                                $476,852,794
                                                                                    ------------
                              OTHER ASSETS AND LIABILITIES - 1.2%                   $  6,064,486
                                                                                    ------------
                              TOTAL NET ASSETS - 100.0%                             $482,917,280
                                                                                    ============

NR   Not rated by either S&P or Moody's.

(a) At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $427,517,017 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                               $49,466,905
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                                  (131,128)
                                                                                    -----------
     Net unrealized gain                                                            $49,335,777
                                                                                    ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $57,369,057 and $99,612,749, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities at value (cost $431,267,651)        $476,852,794
  Receivables -
    Fund shares sold                                                260,507
    Dividends, interest and foreign taxes withheld                7,084,781
  Other                                                               5,111
                                                               ------------
     Total assets                                              $484,203,193
                                                               ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $    239,832
    Dividends                                                       656,218
  Due to bank                                                       119,504
  Due to affiliates                                                  38,749
  Due to Pioneer Investment Management, Inc.                        204,368
  Accrued expenses                                                   27,242
                                                               ------------
     Total liabilities                                         $  1,285,913
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $432,553,369
  Undistributed net investment income                             3,149,562
  Accumulated net realized gain on investments                    1,629,206
  Net unrealized gain on investments                             45,585,143
                                                               ------------
     Total net assets                                          $482,917,280
                                                               ============
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $16,032,633/1,134,813 shares)              $      14.13
                                                               ============
  Class B (based on $2,368,679/168,335 shares)                 $      14.07
                                                               ============
  Class C (based on $1,183,340/84,265 shares)                  $      14.04
                                                               ============
  Investor Class (based on $463,332,628/32,938,017 shares)     $      14.07
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($14.13 [divided by] 95.5%)                          $      14.80
                                                               ============

20   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For Year Ended 12/31/05

INVESTMENT INCOME:
  Interest                                                                 $ 25,939,992
                                                                           ------------
EXPENSES:
  Management fees                                          $2,339,272
  Transfer agent fees and expenses
    Class A                                                    27,055
    Class B                                                       886
    Class C                                                       482
    Investor Class                                            248,133
  Distribution fees
    Class A                                                    18,129
    Class B                                                     6,419
    Class C                                                     4,597
  Administrative reimbursements                                98,065
  Custodian fees                                               11,927
  Registration fees                                            66,347
  Professional fees                                            33,520
  Printing expense                                             32,639
  Fees and expenses of nonaffiliated trustees                  11,883
  Miscellaneous                                                18,605
                                                           ----------
     Total expenses                                                        $  2,917,959
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (23,424)
     Less fees paid indirectly                                                   (4,167)
                                                                           ------------
     Net expenses                                                          $  2,890,368
                                                                           ------------
       Net investment income                                               $ 23,049,624
                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                         $ 10,655,557
                                                                           ------------
  Change in net unrealized gain on investments                             $(10,336,729)
                                                                           ------------
    Net gain on investments                                                $    318,828
                                                                           ------------
    Net increase in net assets resulting from operations                   $ 23,368,452
                                                                           ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05 and the Year Ended 12/31/04

                                                              Year Ended       Year Ended
                                                               12/31/05         12/31/04
FROM OPERATIONS:
Net investment income                                       $  23,049,624    $   26,509,845
Net realized gain on investments                               10,655,557         5,214,549
Change in net unrealized loss on investments                  (10,336,729)       (1,826,770)
                                                            -------------    --------------
    Net increase in net assets resulting from operations    $  23,368,452    $   29,897,624
                                                            -------------    --------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.64 and $0.60 per share, respectively)         $    (318,149)   $     (264,916)
  Class B ($0.55 and $0.49 per share, respectively)               (25,269)          (91,186)
  Class C ($0.54 and $0.47 per share, respectively)               (18,038)           (4,632)
  Investor Class ($0.69 and $0.64 per
    share, respectively)                                      (23,149,406)      (24,819,437)
Net realized gain:
  Class A ($0.29 and $0.22 per share, respectively)              (286,210)         (122,918)
  Class B ($0.29 and $0.22 per share, respectively)               (27,642)          (41,490)
  Class C ($0.29 and $0.22 per share, respectively)               (22,633)           (2,464)
  Investor Class ($0.29 and $0.22 per
    share, respectively)                                       (9,365,690)       (8,226,209)
                                                            -------------    --------------
    Total distributions to shareowners                      $ (33,213,037)   $  (33,573,252)
                                                            -------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  27,797,893    $   46,249,584
Reinvestment of distributions                                  23,229,179        23,699,425
Cost of shares repurchased                                    (74,953,994)     (122,707,605)
Redemption fees                                                         -            39,148
                                                            -------------    --------------
    Net decrease in net assets resulting from
     Fund share transactions                                $ (23,926,922)   $  (52,719,448)
                                                            -------------    --------------
    Net decrease in net assets                              $ (33,771,507)   $  (56,395,076)
NET ASSETS:
Beginning of year                                             516,688,787       573,083,863
                                                            -------------    --------------
End of year (including undistributed net investment
  income of $3,149,562 and $3,610,800, respectively)        $ 482,917,280    $  516,688,787
                                                            =============    ==============

22   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '05 Shares       '05 Amount        '04 Shares        '04 Amount
CLASS A
Shares sold                         1,635,540     $  23,541,141         528,397      $    7,428,361
Reinvestment of distributions          25,947           367,905          23,644             339,010
Less shares repurchased              (542,448)       (7,802,346)       (356,210)         (5,092,207)
Shares transferred in
  reorganization                            -                 -        (632,456)         (9,080,745)
                                    ---------     -------------        --------      --------------
  Net increase (decrease)           1,119,039     $  16,106,700        (436,625)     $   (6,405,581)
                                    =========     =============        ========      ==============
CLASS B
Shares sold                           177,267     $   2,523,705             699      $       10,000
Reinvestment of distributions           1,136            15,994           6,752              96,407
Less shares repurchased               (10,767)         (155,303)        (46,593)           (668,672)
Shares transferred
  in reorganization                         -                 -        (177,979)         (2,547,835)
                                    ---------     -------------        --------      --------------
  Net increase (decrease)             167,636     $   2,384,396        (217,121)     $   (3,110,100)
                                    =========     =============        ========      ==============
CLASS C
Shares sold                           121,358     $   1,733,047           4,805      $       70,511
Reinvestment of distributions           1,146            16,098             167               2,384
Less shares repurchased               (38,938)         (547,462)             (4)               (51)
Shares transferred in
  reorganization                            -                 -         (11,193)           (160,251)
                                    ---------     -------------        ----------    --------------
    Net increase (decrease)            83,566     $   1,201,683          (6,225)     $      (87,407)
                                    =========     =============        ========      ==============
INVESTOR CLASS
Shares sold                                 -     $           -       2,696,920      $   38,740,712
Reinvestment of distributions       1,604,146        22,829,182       1,626,700          23,261,624
Less shares repurchased            (4,627,035)      (66,448,883)     (8,188,640)       (116,946,675)
Shares transferred in
  reorganization                            -                 -         822,260          11,788,831
                                   ----------     -------------      ------------    --------------
  Net decrease                     (3,022,889)    $ (43,619,701)     (3,042,760)     $  (43,155,508)
                                    =========     =============        ========      ==============

The accompanying notes are an integral part of these financial statements.   23

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                  12/31/05   12/31/04 (a)    12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                              $ 14.38      $ 14.45       $ 14.46      $ 13.98      $ 13.97
                                                                  -------      -------       -------      -------      -------
Increase from investment operations:
 Net investment income                                            $  0.54      $  0.61(b)    $  0.66      $  0.66      $  0.66
 Net realized and unrealized gain on investments                     0.14         0.14          0.13         0.69         0.02
                                                                  -------      -------       -------      -------      -------
  Net increase from investment operations                         $  0.68      $  0.75       $  0.79      $  1.35      $  0.68
Distributions to shareowners:
 Net income                                                         (0.64)       (0.60)        (0.63)       (0.64)       (0.64)
 Net realized gain                                                  (0.29)       (0.22)        (0.17)       (0.23)       (0.03)
                                                                  -------      -------       -------      -------      -------
Net increase (decrease) in net asset value                        $ (0.25)     $ (0.07)      $ (0.01)     $  0.48      $  0.01
                                                                  -------      -------       -------      -------      -------
Net asset value, end of period                                    $ 14.13      $ 14.38       $ 14.45      $ 14.46      $ 13.98
                                                                  =======      =======       =======      =======      =======
Total return*                                                        4.81%        5.40%         5.66%        9.99%        4.92%
Ratio of net expenses to average net assets+                         0.87%        0.91%         0.87%        0.89%        0.98%
Ratio of net investment income to average net assets+                4.42%        4.25%         4.58%        4.74%        4.63%
Portfolio turnover rate                                                12%           7%           20%          19%           9%
Net assets, end of period (in thousands)                          $16,033      $   227       $ 6,538      $ 3,787      $ 1,273
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.16%        0.91%         0.87%        0.89%        0.98%
 Net investment income                                               4.13%        4.25%         4.58%        4.74%        4.63%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        0.87%        0.91%         0.87%        0.89%        0.98%
 Net investment income                                               4.42%        4.25%         4.58%        4.74%        4.63%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                  12/31/05   12/31/04 (a)    12/31/03     12/31/02     12/31/01
CLASS B
Net asset value, beginning of period                              $ 14.34      $ 14.42       $ 14.42      $ 13.95      $ 13.94
                                                                  -------      -------       -------      -------      -------
Increase from investment operations:
 Net investment income                                            $  0.45      $  0.49(b)    $  0.55      $  0.55      $  0.55
 Net realized and unrealized gain on investments                     0.12         0.14          0.14         0.68         0.02
                                                                  -------      -------       -------      -------      -------
  Net increase from investment operations                         $  0.57      $  0.63       $  0.69      $  1.23      $  0.57
Distributions to shareowners:
 Net income                                                         (0.55)       (0.49)        (0.52)       (0.53)       (0.53)
 Net realized gain                                                  (0.29)       (0.22)        (0.17)       (0.23)       (0.03)
                                                                  -------      -------       -------      -------      -------
Net increase (decrease) in net asset value                        $ (0.27)     $ (0.08)      $     -      $  0.47      $  0.01
                                                                  -------      -------       -------      -------      -------
Net asset value, end of period                                    $ 14.07      $ 14.34       $ 14.42      $ 14.42      $ 13.95
                                                                  =======      =======       =======      =======      =======
Total return*                                                        4.02%        4.52%         4.93%        9.07%        4.14%
Ratio of net expenses to average net assets+                         1.41%        1.70%         1.66%        1.68%        1.73%
Ratio of net investment income to average net assets+                3.90%        3.49%         3.78%        3.86%        3.87%
Portfolio turnover rate                                                12%           7%           20%          19%           9%
Net assets, end of period (in thousands)                          $ 2,369      $    10       $ 3,141      $ 2,494      $ 1,236
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.68%        1.70%         1.66%        1.68%        1.73%
 Net investment income                                               3.63%        3.49%         3.78%        3.86%        3.87%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.41%        1.70%         1.66%        1.68%        1.73%
 Net investment income                                               3.90%        3.49%         3.78%        3.86%        3.87%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                            Year Ended   Year Ended      10/01/03 (b)
                                             12/31/05   12/31/04 (a)     to 12/31/03
CLASS C
Net asset value, beginning of period         $ 14.34      $ 14.42        $   14.45
                                             -------      -------        ---------
Increase from investment operations:
  Net investment income                      $  0.44      $  0.47(c)     $    0.16
  Net realized and unrealized gain on
   investments                                  0.09         0.14             0.04
                                             -------      -------        ---------
   Net increase from investment
     operations                              $  0.53      $  0.61        $    0.20
Distributions to shareowners:
  Net income                                   (0.54)       (0.47)           (0.13)
  Net realized gain                            (0.29)       (0.22)           (0.10)
                                             -------      -------        ---------
Net increase in net asset value              $ (0.30)     $ (0.08)       $   (0.03)
                                             -------      -------        ---------
Net asset value, end of period               $ 14.04      $ 14.34        $   14.42
                                             =======      =======        =========
Total return*                                   3.78%        4.38%            1.40%^
Ratio of net expenses to average
  net assets+                                   1.38%        1.84%            1.87%**
Ratio of net investment income to average
  net assets+                                   3.87%        3.35%            4.36%**
Portfolio turnover rate                           12%           7%              20%
Net assets, end of period (in thousands)     $ 1,183      $    10        $     100
Ratios assuming no waiver of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                  1.63%        1.84%           43.13%**
  Net investment income                         3.62%        3.35%          (36.90)%**
Ratios with waiver of management fees
  by PIM and reduction for fees paid
  indirectly:
  Net expenses                                  1.38%        1.84%            1.87%**
  Net investment income                         3.87%        3.35%            4.36%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b)  Initial issue date of Class C Shares.
(c) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
^    Not annualized.
+    Ratios assuming no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
                                                                  12/31/05    12/31/04(a)    12/31/03     12/31/02     12/31/01
INVESTOR CLASS
Net asset value, beginning of period                              $  14.36     $ 14.44       $  14.45     $  13.97     $  13.96
                                                                  --------     --------      --------     --------     --------
Increase from investment operations:
 Net investment income                                            $   0.79     $  0.67(b)    $   0.70     $   0.71     $   0.71
 Net realized and unrealized gain on investments                     (0.10)       0.11           0.13         0.69         0.02
                                                                  --------     --------      --------     --------     --------
  Net increase from investment operations                         $   0.69     $  0.78       $   0.83     $   1.40     $   0.73
Distributions to shareowners:
 Net income                                                          (0.69)      (0.64)         (0.67)       (0.69)       (0.69)
 Net realized gain                                                   (0.29)      (0.22)         (0.17)       (0.23)       (0.03)
                                                                  --------     --------      --------     --------     --------
Net increase (decrease) in net asset value                        $  (0.29)    $ (0.08)      $  (0.01)    $   0.48     $   0.01
                                                                  --------     --------      --------     --------     --------
Net asset value, end of period                                    $  14.07     $ 14.36       $  14.44     $  14.45     $  13.97
                                                                  ========     =======       ========     ========     ========
Total return*                                                         4.88%       5.63%          5.96%       10.33%        5.30%
Ratio of net expenses to average net assets+                          0.58%       0.63%          0.61%        0.61%        0.62%
Ratio of net investment income to average net assets+                 4.69%       4.78%          4.83%        4.91%        5.01%
Portfolio turnover rate                                                 12%          7%            20%          19%           9%
Net assets, end of period (in thousands)                          $463,333     $516,442      $563,305     $569,484     $533,803
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         0.58%       0.63%          0.61%        0.61%        0.62%
 Net investment income                                                4.69%       4.78%          4.83%        4.91%        5.01%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.58%       0.63%          0.61%        0.61%        0.62%
 Net investment income                                                4.69%       4.78%          4.83%        4.91%        5.01%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) (effective January 20, 2006, the Fund changed its name from Pioneer Municipal Bond Fund to Pioneer AMT-Free Municipal
Fund) is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Municipal Bond Fund, Inc. Safeco Municipal Bond Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Municipal Bond Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Investor Class shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2005 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Discount and premium on debt securities are accreted or amortized, respectfully daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

     federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2005 and 2004 were as follows:

--------------------------------------------------------------------------------
                                             2005             2004
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income                           $23,133,946      $25,180,171
Ordinary income                                 966,312          339,839
Long-term capital gain                        9,112,779        8,053,242
                                            -----------      -----------
  Total                                     $33,213,037      $33,573,252
                                            ===========      ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                   2005
--------------------------------------------------------------------------------
Undistributed long-term gain                       $ 1,629,206
Dividends payable                                     (601,072)
Unrealized appreciation                             49,335,777
                                                   -----------
  Total                                            $50,363,911
                                                   ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of amortization.

     The Fund has reclassified $410 to decrease accumulated net realized gain on investments and $410 to increase paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $15,105 in underwrit-

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     ing commissions on the sale of Class A shares during the year ended December 31, 2005.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Investor Class shares can bear different transfer agent and distribution fees.

2.   Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.87% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.62% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005, $12,695 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates. Prior to the reorganization, fund accounting and fund administration fees were paid to Safeco Asset Management Company.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $25,652 in transfer agent fees payable to PIMSS at December 31, 2005.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $402 in distribution fees payable to PFD at December 31, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purchase. Effective December 1, 2004 Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2005, CDSCs in the amount of $3,974 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $4,167 under such arrangements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer AMT-Free Municipal Fund, (formerly Pioneer Municipal Bond Fund), one of the series comprising the Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareowners.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods and life of the Fund periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of invest-

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     ment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance based upon total return was in the first quintile of the peer group for the 12 months ended June 30, 2005, the first quintile of the peer group for the three years ended June 30, 2005, and the first quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield (gross of expenses) to the Fund's Class A shares relative to the yield (as of June 30, 2005) of the Lehman Municipal Bond Index. The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 was in the third quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees may serve as a trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (79)*  Chairman of the        Trustee since 2004.    Deputy Chairman and a Director of       Chairman and
                          Board,                 Serves until           Pioneer Global Asset Management S.p.A.  Director of ICI
                          Trustee and President  successor trustee is   ("PGAM"); Non-Executive Chairman and a  Mutual Insurance
                                                 elected or earlier     Director of Pioneer Investment          Company; Director of
                                                 retirement or          Management USA Inc. ("PIM-USA");        Harbor Global
                                                 removal                Chairman and a Director of Pioneer;     Company, Ltd.
                                                                        Director of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a Director of
                                                                        Pioneer Alternative Investment
                                                                        Management (Bermuda) Limited and
                                                                        affiliated funds; Director of
                                                                        PIOGLOBAL Real Estate Investment Fund
                                                                        (Russia); Director of Nano-C, Inc.
                                                                        (since 2003); Director of Cole
                                                                        Investment Corporation (since 2004);
                                                                        Director of Fiduciary Counseling Inc.;
                                                                        President and Director of Pioneer
                                                                        Funds Distributor, Inc. ("PFD");
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock **(62)      Trustee                Trustee since 2005.    Senior Vice President and Chief         Director of The
3050 K. Street NW,                               Serves until           Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee      (publicly traded health care services   Investment Company
                                                 is elected or          company) (2001 - present); Managing     (privately-held
                                                 earlier retirement     Partner, Federal City Capital Advisors  affordable housing
                                                 or removal.            (boutique merchant bank) (2002 to       finance company);
                                                                        2004); and Executive Vice President     Director of New York
                                                                        and Chief Financial Officer, Pedestal   Mortgage Trust
                                                                        Inc. (internet-based mortgage trading   (publicly traded
                                                                        company) (2000 - 2002)                  mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)         Trustee                Trustee since 2004.    President, Bush International           Director of Brady
3509 Woodbine Street,                            Serves until           (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee      firm)                                   (industrial
                                                 is elected or                                                  identification and
                                                 earlier retirement                                             specialty coated
                                                 or removal.                                                    material products
                                                                                                                manufacturer),
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation, and
                                                                                                                Briggs & Stratton,
                                                                                                                Inc. (engine mfg.)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58) Trustee                Trustee since 2004.    Founding Director, The Winthrop Group,  None
1001 Sherbrooke Street West,                     Serves until           Inc. (consulting firm); Desautels,
Montreal, Quebec, Canada                         successor trustee      Faculty of Management, McGill
H3A 1G5                                          is elected or          University
                                                 earlier retirement
                                                 or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Marguerite A. Piret (57)  Trustee                Trustee since 2004.    President and Chief Executive Officer,  Director of New
One Boston Place,                                Serves until           Newbury, Piret & Company, Inc.          America High Income
28th Floor,                                      successor trustee      (investment banking firm)               Fund, Inc.
Boston, MA 02108                                 is elected or                                                  (closed-end
                                                 earlier retirement                                             investment company)
                                                 or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)        Trustee                Trustee since 2004.    President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                          Serves until           (private investment firm)
Charleston, SC 29401                             successor trustee
                                                 is elected or
                                                 earlier retirement
                                                 or removal
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)       Executive Vice         Since 2004.            President and Chief Executive Officer,  Trustee of certain
                          President              Serves at              PIM-USA since May, 2003 (Director       Pioneer Funds
                                                 the discretion         since January, 2001); President and
                                                 of the Board.          Director of Pioneer since May, 2003;
                                                                        Chairman and Director of Pioneer
                                                                        Investment Management Shareholder
                                                                        Services, Inc. ("PIMSS") since May,
                                                                        2003; Executive Vice President of all
                                                                        of Pioneer Funds since June 3, 2003;
                                                                        and Executive Vice President and Chief
                                                                        Operating Officer of PIM-USA, November
                                                                        2000 - May 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)  Secretary              Since September,       Secretary of PIM-USA; Senior Vice       None
                                                 2004. Serves           President - Legal of Pioneer; and
                                                 at the discretion of   Secretary/Clerk of most of PIM-USA's
                                                 the Board              subsidiaries; and Secretary of all of
                                                                        the Pioneer Funds since September 2003
                                                                        (Assistant Secretary from November
                                                                        2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held         Length of Service    Principal Occupation                    Other Directorships
Name and Age                With the Fund          and Term of Office   During Past Five Years                  Held by this Officer
Christopher J. Kelley (41)  Assistant Secretary    Since September,     Assistant Vice President and Senior     None
                                                   2004. Serves at      Counsel of Pioneer since July 2002;
                                                   the discretion of    Vice President and Senior Counsel of
                                                   the Board            BISYS Fund Services, Inc. (April 2001
                                                                        to June 2002); Senior Vice President
                                                                        and Deputy General Counsel of Funds
                                                                        Distributor, Inc. (July 2000 to April
                                                                        2001; Assistant Secretary of all
                                                                        Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)        Assistant Secretary    Since September,     Partner, Wilmer Cutler Pickering Hale   None
                                                   2004. Serves at      and Dorr LLP; Assistant Secretary of
                                                   the discretion of    all Pioneer Funds since September 2003
                                                   the Board
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)           Treasurer              Since 2004.          Vice President - Fund Accounting,      None
                                                   Serves at            Administration and Controllership
                                                   the discretion       Services of Pioneer; and Treasurer of
                                                   of the Board         all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)        Assistant Treasurer    Since November,      Deputy Treasurer of Pioneer since      None
                                                   2004. Serves         2004; Treasurer and Senior Vice
                                                   at the discretion    President, CDC IXIS Asset Management
                                                   of the Board         Services from 2002 to 2003; Assistant
                                                                        Treasurer and Vice President, MFS
                                                                        Investment Management from 1997 to
                                                                        2002; and Assistant Treasurer of all
                                                                        of the Pioneer Funds since November
                                                                        2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)       Assistant Treasurer    Since 2004.          Assistant Vice President - Fund        None
                                                   Serves at            Accounting, Administration and
                                                   the discretion       Controllership Services of Pioneer;
                                                   of the Board         and Assistant Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held         Length of Service    Principal Occupation                    Other Directorships
Name and Age                With the Fund          and Term of Office   During Past Five Years                  Held by this Officer
Gary Sullivan (47)          Assistant Treasurer    Since 2004.          Fund Accounting Manager - Fund          None
                                                   Serves at the        Accounting, Administration and
                                                   discretion           Controllership Services of Pioneer;
                                                   of the Board.        and Assistant Treasurer of all of
                                                                        the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32) Assistant Treasurer    Since 2004.          Fund Administration Manager - Fund      None
                                                   Serves at the        Accounting, Administration and
                                                   discretion           Controllership Services since
                                                   of the Board.        June 2003; Assistant Vice President
                                                                        - Mutual Fund Operations of State
                                                                        Street Corporation from June 2002 to
                                                                        June 2003 (formerly Deutsche Bank
                                                                        Asset Management); Pioneer Fund
                                                                        Accounting, Administration and
                                                                        Controllership Services (Fund
                                                                        Accounting Manager from August 1999
                                                                        to May 2002); Assistant Treasurer
                                                                        of all Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)        Chief Compliance       Since October,       Chief Compliance Officer of Pioneer     None
                            Officer                2004. Serves at      (Director of Compliance and Senior
                                                   the discretion       Counsel from November 2000 to
                                                   of the Board         September 2004); and Chief
                                                                        Compliance Officer of all of the
                                                                        Pioneer Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                 GROWTH LEADERS
                                      FUND*

                                     Annual
                                     Report

                                    12/31/05


                                [LOGO]PIONEER
                                      Investments(R)


     *Formerly Pioneer Papp Stock Fund. Name change effective May 1, 2005.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           1
Portfolio Summary                                               2
Prices and Distributions                                        3
Performance Update                                              4
Comparing Ongoing Fund Expenses                                 8
Portfolio Management Discussion                                10
Schedule of Investments                                        14
Financial Statements                                           18
Notes to Financial Statements                                  26
Report of Independent Registered Public Accounting Firm        34
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        35
Trustees, Officers and Service Providers                       41

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                         29.4%
Health Care                                                    19.9%
Industrials                                                    16.1%
Financials                                                     14.6%
Consumer Staples                                               10.6%
Consumer Discretionary                                          8.9%
Energy                                                          0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.   Microsoft Corp.                                 8.23%
    2.   General Electric Co.                            8.21
    3.   Intel Corp.                                     8.20
    4.   State Street Corp.                              8.14
    5.   Medtronic, Inc.                                 7.85
    6.   Omnicom Group                                   7.22
    7.   Techne Corp.                                    5.99
    8.   Expeditors International of Washington, Inc.    5.31
    9.   T. Rowe Price Associates, Inc.                  4.66
   10.   Johnson & Johnson                               4.62

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class             12/31/05             12/31/04
-------           ----------           ---------
    A               $19.22               $21.05
    B               $18.69               $20.81
    C               $18.59               $20.69
    R               $18.38               $20.55

Distributions Per Share
--------------------------------------------------------------------------------

                           1/1/05 - 12/31/05
                           -----------------
                 Net
             Investment       Short-Term        Long-Term
 Class         Income       Capital Gains     Capital Gains
-------     ------------   ---------------   --------------
    A         $0.0017           $   --         $2.9695
    B         $  --             $   --         $2.9695
    C         $  --             $   --         $2.9695
    R         $  --             $   --         $2.9695

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 1000 Growth Index is representative of the issues in the Fund's portfolio and will not provide the S&P 500 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-7.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund at public offering price, compared to that of the Russell 1000 Growth Index.

------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
------------------------------------------------------------
                       Net Asset    Public Offering
Period                Value (NAV)     Price (POP)
 10 Years                6.64%           6.01%
 5 Years                -2.86           -4.00
 1 Year                  5.70           -0.35
------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Growth Leaders Fund       Russell 1000 Growth Index
           ---------------------------       -------------------------
12/95               9425                             10000
                    11457                            12312
12/97               15210                            16066
                    19263                            22285
12/99               22098                            29674
                    10719                            23020
12/01               18040                            18318
                    13681                            13211
12/03               16918                            17141
                    16955                            18220
12/05               17922                            19179

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
------------------------------------------------------------
                               If         If
Period                        Held     Redeemed
 10 Years                     5.68%      5.68%
 5 Years                     -3.86      -3.86
 1 Year                       4.34       0.74
------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Growth Leaders Fund       Russell 1000 Growth Index
           ---------------------------       -------------------------
12/95               10000                            10000
                    12057                            12312
12/97               15891                            16066
                    19976                            22285
12/99               22745                            29674
                    21166                            23020
12/01               18289                            18318
                    13762                            13211
12/03               16896                            17141
                    16661                            18220
12/05               17383                            19179

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

-----------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
-----------------------------------------------------------
                               If         If
Period                        Held     Redeemed
 10 Years                     5.65%      5.65%
 5 Years                     -3.92      -3.92
 1 Year                       4.44       4.44
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Growth Leaders Fund       Russell 1000 Growth Index
           ---------------------------       -------------------------
12/95              10000                             10000
                   12057                             12312
12/97              15891                             16066
                   19976                             22285
12/99              22745                             29674
                   21166                             23020
12/01              18289                             18318
                   13762                             13211
12/03              16896                             17141
                   16589                             18220
12/05              17326                             19179

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

-----------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
-----------------------------------------------------------
                               If         If
Period                        Held     Redeemed
 10 Years                     5.79%      5.79%
 5 Years                     -3.91      -3.91
 1 Year                       4.24       4.24
-----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Growth Leaders Fund       Russell 1000 Growth Index
           ---------------------------       -------------------------
12/95              10000                             10000
                   12088                             12312
12/97              15971                             16066
                   20128                             22285
12/99              22979                             29674
                   21435                             23020
12/01              18571                             18318
                   14011                             13211
12/03              17241                             17141
                   16846                             18220
12/05              17560                             19179

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected, which performance may be influenced by the smaller asset size of Class R shares compared to Class A shares. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on actual returns from July 1, 2005 through December 31, 2005.

Share Class                             A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value             $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value                $1,055.52      $1,050.44      $1,049.44      $1,058.92
On 12/31/05

Expenses Paid During Period*        $    6.48      $   12.09      $   12.04      $   14.43

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.33%, 2.32% and 2.59%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2005 through December 31, 2005.

Share Class                             A              B              C              R
-------------------------------------------------------------------------------------------
Beginning Account Value            $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value               $1,018.90      $1,013.41      $1,013.46      $1,011.19
On 12/31/05

Expenses Paid During Period*       $    6.36      $   11.88      $   11.82      $   14.09

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.33%, 2.32% and 2.59%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

While the U.S. economy and corporate profits registered strong gains during 2005, stock market indexes produced below-average returns for the year. Investors worried about oil prices, the impact of the Federal Reserve Board's 13 successive interest-rate hikes over 18 months, and the possibility that federal tax cuts on capital gains and stock dividends might not be made permanent. Given these concerns, stock valuations failed to keep pace with increasing corporate earnings and gross domestic product (GDP). In the following interview, members of the management team of L. Roy Papp & Associates - L. Roy Papp and Rosellen Papp, who are responsible for the Fund's management, discuss the factors that influenced the performance of Pioneer Growth Leaders Fund during the 12 months ended December 31, 2005.

Q:  How did the Fund perform?

A: The Fund performed well in a mixed environment for stock investing. For the 12 months ended December 31, 2005, Class A shares of Pioneer Growth Leaders Fund returned 5.70% at net asset value. During the same 12 months, the Russell 1000 Growth Index returned 5.25%, while the average total return of the 888 funds in Lipper's Large-Cap Core group was 4.85%.

    Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

    The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:  What were the principal factors that affected Fund performance?

A: The economy showed persistent, resilient strength during 2005, and corporate earnings continued to produce impressive gains. Gross Domestic Product (GDP) grew briskly throughout the year and most corporations were able to report double-digit earnings gains. Despite this positive economic backdrop, stocks on average produced modest results. The most notable exception was in the energy sector, where sharply rising oil and natural gas prices pushed stock prices significantly higher. Investors worried about these higher energy prices, the tightening of monetary policy by the Federal Reserve and on-going political controversies and policy stalemates in Washington. As a result, stock performance failed

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    to keep pace with underlying economic fundamentals for the second consecutive year and the market ended 2005 with a gap between corporate profitability and stock valuations.

    In this environment, we kept to our long-term strategy of investments in industry-leading, stable growth companies with superior long-term earnings growth potential. We also continued to pursue investment themes we have developed. As examples, we sought opportunities created by demographic changes - most notably the aging of the baby-boom generation - in sectors such as health care and financial services, and we tried to invest in companies that would benefit from the expanding global economy in sectors such as information technology and industrials. We did not make any significant sector changes during the year, although we did increase our exposure to industrial companies because of our view that one of the emerging themes in 2006 was likely to be increasing capital expenditures by corporations. For example, we established a position in 3M, a leading industrial firm, during the year. Within information technology, we added software companies such as Adobe and Symantec, while reducing our exposure in the technology hardware area. Although the energy sector was the best-performing part of the market, we tended to underweight energy companies both because of the volatility of their earnings and because we believed energy commodity prices had reached unsustainably high prices.

Q: What were some of the individual investments that contributed to performance?

A: In financial services, we focused on companies whose profitability was not overly sensitive to the risks of rising interest rates. Two holdings that performed particularly well were State Street Bank & Trust and T. Rowe Price. While State Street Bank had disappointing performance in 2004, we maintained our position because of underlying strengths derived from its leadership position as a transaction processor and provider of custodial, record-keeping and accounting services for the financial services industry, especially companies managing retirement plans. T. Rowe Price is a leading investment management and mutual fund company that, like State Street, is positioned to benefit from the growing need of the baby-boom generation for retirement products and services. Both companies performed exceptionally well during the year, even as other financial companies were affected by rising short-term

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                             (continued)
--------------------------------------------------------------------------------

    interest rates that potentially could shrink the profit margins of traditional lending activities.

    Among our health-care investments, one company that performed particularly well was Techne, which produces proteins used by biotechnology companies. Normally, we tend to de-emphasize biotechnology companies because of the volatility of their earnings, but Techne's profits tend to be more consistent than those of the customers that it supplies. The company offered an interesting way to pursue the health care theme during a period in which large-cap pharmaceuticals were out of favor.

    Our investment in Expeditors International of Washington was a successful way to play the globalization of world trade theme. The company handles logistical planning and directly benefited from the rise in trade between China and the United States. Its stock declined during the first part of the year on concerns about its vulnerability to higher energy prices, but the company's valuation recovered strongly in the second six months.

    In the information technology sector, one of our newer holdings, Adobe Software was a strong contributor.

Q:  What types of investments held back results?

A: Our underweight in energy stocks held back results during a year in which commodity prices rose to record-high levels. Individual holdings that detracted from results tended to come from a variety of sectors. Health care giant Johnson & Johnson declined because of market concerns about its planned acquisition of cardiac device manufacturer Guidant. We believe the market has overreacted and Johnson & Johnson remains a high-quality company. In the consumer staples area, Clorox faltered as it had trouble passing along rising materials costs to consumers. Sysco, which supplies food to the restaurant industry, fell victim to high energy costs, but we continue to like its longer-term prospects. In the industrials sector, General Electric's stock underperformed because of market fears about its vulnerability to higher energy costs. We believe those fears are unjustified, however, as the need for more efficient engines and industrial equipment may play to GE's strengths. We expect healthy earnings growth from GE over the longer term.

    We were able to sell our positions in several companies whose stock prices had floundered early in the period after their valuations began to recover again. They included insurance giant American

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    International Group and technology hardware companies Hewlett-Packard, American Power Conversion and Molex.

Q:  What is your investment outlook?

A: We believe the stock market is inexpensive after two successive years in which stock price performance has failed to keep pace with growth in the economy and in corporate profitability. As we enter 2006, the American economy is strong, as evidenced by the overwhelming consensus of 56 economists recently surveyed by the Wall Street Journal. The average forecast for growth in GDP during 2006 was between 3% and 3.5%. The overall valuation gap that we see between company earnings and company stock valuations is especially pronounced in large- and very-large cap companies, and we think there is strong potential for good stock performance during the coming year. The most noteworthy possible exception may be in health care, where earnings growth of the larger pharmaceutical companies could be limited because of the cost control efforts of pharmacy benefit providers, including HMOs, and because many profitable drugs are nearing the end of their patent protection.


Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------

 Shares                                                                    Value
             COMMON STOCKS - 99.8%
             Energy - 0.5%
             Integrated Oil & Gas - 0.5%
  5,400      Chevron Corp.                                           $   306,558
                                                                     -----------
             Total Energy                                            $   306,558
                                                                     -----------
             Capital Goods - 9.6%
             Industrial Conglomerates - 9.6%
 10,500      3M Co.                                                  $   813,750
134,000      General Electric Co.                                      4,696,700
                                                                     -----------
                                                                     $ 5,510,450
                                                                     -----------
             Total Capital Goods                                     $ 5,510,450
                                                                     -----------
             Transportation - 6.4%
             Air Freight & Couriers - 6.4%
 45,000      Expeditors International of Washington, Inc.            $ 3,037,950
  8,500      United Parcel Service                                       638,775
                                                                     -----------
                                                                     $ 3,676,725
                                                                     -----------
             Total Transportation                                    $ 3,676,725
                                                                     -----------
             Media - 7.2%
             Advertising - 7.2%
 48,500      Omnicom Group                                           $ 4,128,805
                                                                     -----------
             Total Media                                             $ 4,128,805
                                                                     -----------
             Retailing - 1.6%
             General Merchandise Stores - 1.6%
 17,200      Target Corp.                                            $   945,484
                                                                     -----------
             Total Retailing                                         $   945,484
                                                                     -----------
             Food & Drug Retailing - 6.0%
             Drug Retail - 4.1%
 53,000      Walgreen Co.                                            $ 2,345,780
                                                                     -----------
             Food Distributors - 0.7%
 12,500      Sysco Corp.                                             $   388,125
                                                                     -----------
             Hypermarkets & Supercenters - 1.2%
 15,000      Wal-Mart Stores, Inc.                                   $   702,000
                                                                     -----------
             Total Food & Drug Retailing                             $ 3,435,905
                                                                     -----------


14    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                   Value
              Household & Personal Products - 4.6%
              Household Products - 3.7%
  37,000      Clorox Co.                                             $ 2,104,930
                                                                     -----------
              Personal Products - 0.9%
  12,000      Alberto-Culver Co. (Class B)                           $   549,000
                                                                     -----------
              Total Household & Personal Products                    $ 2,653,930
                                                                     -----------
              Health Care Equipment & Services - 9.3%
              Health Care Equipment - 7.8%
  78,000      Medtronic, Inc.                                        $ 4,490,460
                                                                     -----------
              Health Care Services - 1.5%
  14,828      Medco Health Solutions, Inc.*                          $   827,402
                                                                     -----------
              Total Health Care Equipment & Services                 $ 5,317,862
                                                                     -----------
              Pharmaceuticals & Biotechnology - 10.6%
              Biotechnology - 6.0%
  61,000      Techne Corp.*                                          $ 3,425,150
                                                                     -----------
              Pharmaceuticals - 4.6%
  44,000      Johnson & Johnson                                      $ 2,644,400
                                                                     -----------
              Total Pharmaceuticals & Biotechnology                  $ 6,069,550
                                                                     -----------
              Diversified Financials - 14.6%
              Asset Management & Custody Banks - 14.6%
  19,500      Northern Trust Corp.                                   $ 1,010,490
  84,000      State Street Corp.                                       4,656,960
  37,000      T. Rowe Price Associates, Inc.                           2,665,110
                                                                     -----------
                                                                     $ 8,332,560
                                                                     -----------
              Total Diversified Financials                           $ 8,332,560
                                                                     -----------
              Software & Services - 13.4%
              Application Software - 0.9%
  13,000      Adobe Systems, Inc.                                    $   480,480
                                                                     -----------
              Data Processing & Outsourced Services - 3.8%
  51,000      First Data Corp.                                       $ 2,193,510
                                                                     -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                     (continued)
--------------------------------------------------------------------------------

  Shares                                                                   Value
              Systems Software - 8.7%
 180,000      Microsoft Corp.                                        $ 4,707,000
  17,000      Symantec Corp.*                                            297,500
                                                                     -----------
                                                                     $ 5,004,500
                                                                     -----------
              Total Software & Services                              $ 7,678,490
                                                                     -----------
              Technology Hardware & Equipment - 0.8%
              Computer Hardware - 0.5%
   3,500      IBM Corp.                                              $   287,700
                                                                     -----------
              Computer Storage & Peripherals - 0.3%
  14,000      EMC Corp.*                                             $   190,680
                                                                     -----------
              Total Technology Hardware & Equipment                  $   478,380
                                                                     -----------
              Semiconductors - 15.2%
              Semiconductor Equipment - 2.7%
  87,600      Applied Materials, Inc.                                $ 1,571,544
                                                                     -----------
              Semiconductors - 12.5%
 188,000      Intel Corp.                                            $ 4,692,480
  67,000      Linear Technology Corp.                                  2,416,690
                                                                     -----------
                                                                     $ 7,109,170
                                                                     -----------
              Total Semiconductors                                   $ 8,680,714
                                                                     -----------
              TOTAL COMMON STOCKS
              (Cost $25,272,184)                                     $57,215,413
                                                                     -----------
              TOTAL INVESTMENT IN SECURITIES - 99.8%
              (Cost $25,272,184) (a)                                 $57,215,413
                                                                     -----------
              OTHER ASSETS AND LIABILITIES - 0.2%                    $   135,193
                                                                     -----------
              TOTAL NET ASSETS - 100.0%                              $57,350,606
                                                                     ===========


16    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income prducing

(a) At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $25,272,184 was as follows:

     Aggregate gross unrealized gain for all investments in which there is an
     excess of value over tax cost                                                $32,022,270
     Aggregate gross unrealized loss for all investments in which there is an
     excess of tax cost over value                                                    (79,041)
                                                                                  -----------
     Net unrealized gain                                                          $31,943,229
                                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $1,473,244 and $14,065,806, respectively.


The accompanying notes are an integral part of these financial statements.    17

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $25,272,184)                        $57,215,413
  Receivables -
    Investment securities sold                                           332,460
    Fund shares sold                                                       1,554
    Dividends, interest and foreign taxes withheld                        84,495
    Due from Pioneer Investment Management, Inc.                           2,071
  Other                                                                       96
                                                                     -----------
      Total assets                                                   $57,636,089
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $    91,892
  Due to bank                                                            120,628
  Due to affiliates                                                        2,498
  Accrued expenses                                                        70,465
                                                                     -----------
      Total liabilities                                              $   285,483
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $23,510,205
  Accumulated net realized gain on investments                         1,897,172
  Net unrealized gain on investments                                  31,943,229
                                                                     -----------
      Total net assets                                               $57,350,606
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $56,039,765/2,916,122 shares)                    $     19.22
                                                                     ===========
  Class B (based on $904,388/48,401 shares)                          $     18.69
                                                                     ===========
  Class C (based on $405,791/21,826 shares)                          $     18.59
                                                                     ===========
  Class R (based on $662/36 shares)                                  $     18.38
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($19.22 [divided by] 94.25%)                               $     20.39
                                                                     ===========


18    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05

INVESTMENT INCOME:
  Dividends                                           $527,934
  Interest                                               6,826
  Income from securities loaned, net                         5
                                                      --------
      Total investment income                                       $   534,765
                                                                    -----------
EXPENSES:
  Management fees                                     $318,856
  Transfer agent fees and expenses
    Class A                                             33,953
    Class B                                              1,873
    Class C                                                758
    Class R                                                112
  Distribution fees
    Class A                                            113,399
    Class B                                              4,082
    Class C                                              1,588
    Class R                                                  4
  Administrative reimbursements                         20,107
  Custodian fees                                        15,062
  Registration fees                                     92,326
  Professional fees                                     49,296
  Printing expense                                      29,310
  Fees and expenses of nonaffiliated trustees            5,617
                                                      --------
      Total expenses                                                $   686,343
      Less management fees waived and
        expenses reimbursed by Pioneer
        Investment Management, Inc.                                    (148,604)
      Less fees paid indirectly                                            (410)
                                                                    -----------
      Net expenses                                                  $   537,329
                                                                    -----------
        Net investment loss                                         $    (2,564)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                  $ 7,096,673
                                                                    -----------
  Change in net unrealized gain on investments                      $(4,611,454)
                                                                    -----------
  Net gain on investments                                           $ 2,485,219
                                                                    -----------
  Net increase in net assets resulting
    from operations                                                 $ 2,482,655
                                                                    ===========


The accompanying notes are an integral part of these financial statements.    19

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04, respectively

                                                           Year Ended        Year Ended
                                                            12/31/05          12/31/04
FROM OPERATIONS:
Net investment income (loss)                              $    (2,564)      $    281,414
Net realized gain on investments                            7,096,673         10,648,184
Change in net unrealized gain (loss) on investments        (4,611,454)       (11,141,722)
                                                          -----------       ------------
    Net increase (decrease) in net assets resulting
     from operations                                      $ 2,482,655       $   (212,124)
                                                          -----------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.24 per share, respectively)     $    (2,573)      $   (278,970)
Net realized gain:
    Class A ($2.97 and $7.04 per share, respectively)      (5,133,831)       (10,590,216)
    Class B ($2.97 and $7.04 per share, respectively)         (87,736)           (13,233)
    Class C ($2.97 and $7.04 per share, respectively)         (16,121)            (6,193)
    Class R ($2.97 and $7.04 per share, respectively)            (107)              (248)
                                                          -----------       ------------
     Total distributions to shareowners                   $(5,240,368)      $(10,888,860)
                                                          -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 2,551,944       $  1,527,279
Shares issued in reorganization                            28,469,444
Reinvestment of distributions                               4,685,476          9,520,300
Cost of shares repurchased                                (16,243,678)       (16,586,975)
                                                          -----------       ------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                         $19,463,186       $ (5,539,396)
                                                          -----------       ------------
    Net increase (decrease) in net assets                 $16,705,473       $(16,640,380)
NET ASSETS:
Beginning of year                                          40,645,133         57,285,513
                                                          -----------       ------------
End of year (including undistributed net investment
  income of $0 and $2,444 respectively)                   $57,350,606       $ 40,645,133
                                                          ===========       ============


20    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                     '05 Shares      '05 Amount       '04 Shares  '04 Amount
CLASS A
Shares sold                             76,244      $  1,563,052        48,518    $  1,337,899
Shares issued in
  reorganization                     1,463,245        28,021,144             -               -
Reinvestment of distributions          238,026         4,582,310       449,084       9,501,370
Less shares repurchased               (788,196)      (16,010,694)     (601,430)    (16,472,179)
                                     ---------      ------------      --------    ------------
    Net increase (decrease)            989,319      $ 18,155,812      (103,828)   $ (5,623,910)
                                     =========      ============      ========    ============
CLASS B
Shares sold                             35,303      $    718,657         5,891    $    158,624
shares issued in
  reorganization                         9,074           169,591             -               -
Reinvestment of distributions            4,667            87,520           625          12,985
Less shares repurchased                 (3,148)          (59,322)       (4,011)       (109,374)
                                     ---------      ------------      --------    ------------
    Net increase                        45,896      $    916,446         2,505    $     62,235
                                     =========      ============      ========    ============
CLASS C
Shares sold                             13,888      $    270,035         1,082    $     29,681
shares issued in
  reorganization                        14,985           278,709             -               -
Reinvestment of distributions              835            15,646           288           5,945
Less shares repurchased                (9,050)          (173,478)         (202)         (5,347)
                                     ---------      ------------      --------    ------------
    Net increase                        20,658      $    390,912         1,168    $     30,279
                                     =========      ============      ========    ============
CLASS R
Shares sold                                 10      $        200            38    $      1,075
Less shares repurchased                     (9)             (184)           (3)            (75)
                                     ---------      ------------      --------    ------------
    Net increase                             1      $         16            35    $      1,000
                                     =========      ============      ========    ============


The accompanying notes are an integral part of these financial statements.    21

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                                    12/31/05       12/31/04     12/31/03     12/31/02     12/31/01
CLASS A
Net asset value, beginning of period                                 $ 21.05       $ 28.21      $ 23.87       $ 31.40      $ 37.09
                                                                     -------       -------      -------       -------      -------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                        $  0.01       $  0.19      $ (0.05)      $ (0.06)     $ (0.11)
 Net realized and unrealized gain (loss) on investments                 1.13         (0.13)        5.77         (7.47)       (4.58)
                                                                     -------       -------      -------       -------      -------
   Net increase (decrease) from investment operations                $  1.14       $  0.06      $  5.72       $ (7.53)     $ (4.69)
Distributions to shareowners:
 Net investment income                                                 (0.00)(a)     (0.18)           -             -            -
 Net realized gain                                                     (2.97)        (7.04)       (1.38)            -        (1.00)
                                                                     -------       -------      -------       -------      -------
Net increase (decrease) in net asset value                           $ (1.83)      $ (7.16)     $  4.34       $ (7.53)     $ (5.69)
                                                                     -------       -------      -------       -------      -------
Net asset value, end of period                                       $ 19.22       $ 21.05      $ 28.21       $ 23.87      $ 31.40
                                                                     =======       =======      =======       =======      =======
Total return*                                                           5.70          0.25%       23.97%       (23.98)%     (12.69)%
Ratio of net expenses to average net assets+                            1.25%         1.25%        1.22%         1.14%        1.11%
Ratio of net investment income (loss) to average net assets+            0.01%         0.58%       (0.01)%       (0.04)%      (0.19)%
Portfolio turnover rate                                                    3%            6%           3%            4%           5%
Net assets, end of period (in thousands)                             $56,040       $40,568      $57,286       $52,528      $75,215
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                           1.59%         1.49%        1.22%         1.14%        1.11%
 Net investment income (loss)                                          (0.35)%        0.34%       (0.01)%       (0.04)%      (0.19)%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                           1.25%         1.25%        1.22%         1.14%        1.11%
 Net investment income (loss)                                           0.01%         0.58%       (0.01)%       (0.04)%      (0.19)%

(a)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended       2/21/04 to
                                                          12/31/05        12/31/04(a)
CLASS B
Net asset value, beginning of period                      $ 20.81        $   28.39
                                                          -------        ---------
Net increase (decrease) from investment operations:
  Net investment loss                                     $ (0.08)       $   (0.11)
  Net realized and unrealized gain (loss) on
   investments                                               0.93            (0.43)
                                                          -------        ---------
     Net increase (decrease) from investment
       operations                                         $  0.85        $   (0.54)
                                                          -------        ---------
Distributions to shareowners:
  Net realized gain                                         (2.97)           (7.04)
                                                          -------        ---------
Net decrease in net asset value                           $ (2.12)       $   (7.58)
                                                          -------        ---------
Net asset value, end of period                            $ 18.69        $   20.81
                                                          =======        =========
Total return*                                                4.34%           (1.88)%(b)
Ratio of net expenses to average net assets+                 2.34%            3.18%**
Ratio of net investment loss to average net assets+         (1.02)%          (0.78)%**
Portfolio turnover rate                                         3%               6%
Net assets, end of period (in thousands)                  $   904        $      52
Ratios with no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                               2.67%            3.48%**
  Net investment loss                                       (1.35)%          (1.08)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                               2.33%            3.18%**
  Net investment loss                                       (1.01)%          (0.78)%**

(a)  Class B shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Year Ended      2/21/04 to
                                                          12/31/05       12/31/04(a)
CLASS C
Net asset value, beginning of period                      $ 20.69        $   28.39
                                                          -------        ---------
Net increase (decrease) from investment operations:
  Net investment loss                                     $ (0.07)       $   (0.09)
  Net realized and unrealized gain (loss) on
   investments                                               0.94            (0.57)
                                                          -------        ---------
     Net increase (decrease) from investment
       operations                                         $  0.87        $   (0.66)
                                                          -------        ---------
Distributions to shareowners:
  Net realized gain                                         (2.97)           (7.04)
                                                          -------        ---------
Net decrease in net asset value                           $ (2.10)       $   (7.70)
                                                          -------        ---------
Net asset value, end of period                            $ 18.59        $   20.69
                                                          =======        =========
Total return*                                                4.44%           (2.30)%(b)
Ratio of net expenses to average net assets+                 2.32%            3.80%**
Ratio of net investment loss to average net assets+         (0.95)%          (1.36)%**
Portfolio turnover rate                                         3%               6%
Net assets, end of period (in thousands)                  $   406        $      24
Ratios with no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                               2.66%            4.11%**
  Net investment loss                                       (1.29)%          (1.68)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                               2.32%            3.80%**
  Net investment loss                                       (0.95)%          (1.36)%**

(a)  Class C shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


24    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          Year Ended        2/21/04 to
                                                           12/31/05         12/31/04(a)
CLASS R
Net asset value, beginning of period                      $  20.55         $   28.39
                                                          --------         ---------
Net increase (decrease) from investment operations:
  Net investment loss                                     $  (0.27)        $   (0.45)
  Net realized and unrealized gain (loss) on
   investments                                                1.07             (0.35)
                                                          --------         ---------
     Net increase (decrease) from investment
       operations                                         $   0.80         $   (0.80)
                                                          --------         ---------
Distributions to shareowners:
  Net realized gain                                          (2.97)            (7.04)
                                                          --------         ---------
Net decrease in net asset value                           $  (2.17)        $   (7.84)
                                                          --------         ---------
Net asset value, end of period                            $  18.38         $   20.55
                                                          ========         =========
Total return*                                                 4.24%            (2.81)%(b)
Ratio of net expenses to average net assets+                  2.78%             4.20%**
Ratio of net investment loss to average net assets+          (1.57)%           (1.98)%**
Portfolio turnover rate                                          3%                6%
Net assets, end of period (in thousands)                  $      1         $       1
Ratios with no waiver of management fees by PIM
  and no reduction for fees paid indirectly:
  Net expenses                                               17.63%             4.56%**
  Net investment loss                                       (16.43)%           (2.34)%**
Ratios with waiver of management fees by PIM and
  reduction for fees paid indirectly:
  Net expenses                                                2.59%             4.19%**
  Net investment loss                                        (1.39)%           (1.97)%**

(a)  Class R shares were first publicly offered on February 21, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    25

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Growth Leaders Fund (the Fund), formerly known as Pioneer Papp Stock Fund, is one of eight series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp Stock Fund, Inc. Papp Stock Fund, Inc., transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio, on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp Stock Fund, Inc., on February 20,
2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates. Information regarding the Fund's principal investment risks is contained in the Fund's prospectus and Statement of Additional Information. Please refer to those documents when considering the Fund's risks. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2005, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

    Dividend income is recorded on the ex-dividend date; Dividend and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

    The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                  2005              2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                             $     2,573       $   278,970
  Long-term capital gain                        5,237,795        10,609,890
                                              -----------       -----------
    Total                                     $ 5,240,368       $10,888,860
                                              ===========       ===========
--------------------------------------------------------------------------------

The following shows the components of distributable earnings on a federal income tax basis as of December 31, 2005.

--------------------------------------------------------------------------------
                                                                    2005
--------------------------------------------------------------------------------
  Undistributed long-term gain                                  $ 1,897,172
  Unrealized appreciation                                        31,943,229
                                                                -----------
    Total                                                       $33,840,401
                                                                ===========
--------------------------------------------------------------------------------

    The Fund has reclassified $2,693 to decrease undistributed net investment loss and $2,693 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's Capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned approximately $1,898 in underwriting commissions on the sale of class A shares during the year ended December 31, 2005.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion.

PIM and not the Fund, pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Through December 31, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005, $1,608 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $100 in transfer agent fees payable to PIMSS at December 31, 2005.

4. Distribution and Service Plans

Effective February 20, 2004, the Fund adopted a Plan of Distribution for each class of shares, (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $790 in distribution fees payable to PFD at December 31, 2005. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). Effective February 20, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares subscribed on or after December 1, 2004 that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares within one year of purchase are subject to a CDSC of 1.00%. Redemptions of Class R shares within 18 months of purchase were subject to a CDSC of 1.00%. Effective July 1, 2004, the CDSC on Class R shares was eliminated. Proceeds from the CDSCs are paid to PFD. For the six months ended December 31, 2005, CDSCs in the amount of $586 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $410 under such arrangements.

6. Merger Information

On September 13, 2005, beneficial owners of Pioneer Strategic Growth Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 16, 2005, by exchanging all of Strategic Growth Fund's net assets for Papp Stock Fund's shares, based on Papp Stock Fund's Class A, Class B, Class C, and Class R shares' ending net asset value, respectively. In connection with the reorganization, Pioneer Papp Stock Fund was subsequently renamed Pioneer Growth Leaders Fund.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                               (continued)
--------------------------------------------------------------------------------

The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

-----------------------------------------------------------------------------------------------
                                                        Pioneer
                            Pioneer Papp               Strategic             Pioneer Growth
                             Stock Fund               Growth Fund             Leaders Fund
                        (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
-----------------------------------------------------------------------------------------------
  Net Assets
   Class A                   $31,992,779              $28,021,144              $60,013,923
   Class B                       573,990                  169,591                  743,581
   Class C                        77,913                  278,709                  356,622
   Class R                           658                                               658
  Total Net Assets           $32,645,340              $28,469,444              $61,114,784
                             -----------              -----------              -----------
  Shares Outstanding
   Class A                     1,670,301                2,043,569                3,133,546
   Class B                        30,715                   12,579                   39,789
   Class C                         4,188                   20,686                   19,173
   Class R                            36                                                36
  Shares Issued in Reorganization
   Class A                                                                       1,463,245
   Class B                                                                           9,074
   Class C                                                                          14,985
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Unrealized       Accumulated
                                     Appreciation on       Gain on
                                       Closing Date      Closing Date
--------------------------------------------------------------------------------
  Pioneer Strategic Growth Fund        $12,194,197         $4,422,847
                                       -----------         ----------
--------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (unaudited)

For the fiscal year ended December 31, 2005, the percentage of the ordinary income distributions made by the Fund subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003, was 100.00%.

The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 100.00%.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and the Shareowners of Pioneer Growth Leaders Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund) one of the series constituting Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations and whose report, dated January 17, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Leaders Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 10, 2006

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates, (ix) the disclosures included in the Fund's prospectuses and reports to shareowners and (x) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following summarizes matters considered by the Trustees in connection with their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance based upon total return was in the fourth quintile of the peer group for the 12 months ended June 30, 2005, the fifth quintile of the peer group for the three years ended June 30, 2005, the second quintile for the five years ended June 30, 2005 and the third quintile for the ten years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees concluded that the longer-term performance of the Fund supported the continuation of the Management Contract and the Sub-advisory Agreement.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations. Among other things, the Trustees considered the number, education and experience of the

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

    Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 (after expense limitations) was in the first quintile of the applicable peer group for the

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio (after expense limitations) was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Trustees further considered the revenues and profitability of the Investment Adviser's

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

    businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's and Sub-adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement are fair and reasonable and voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Hood and Mr. West) serve as a Trustee of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). Mr. Hood and Mr. West serve as Trustees for 35 of the 91 Pioneer Funds. The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                           Positions Held    Length of Service       Principal Occupation During              Other Directorships
Name and Age               With the Fund     and Term of Office      Past Five Years                          Held by this Trustee
John F. Cogan, Jr. (79)*   Chairman of the   Trustee since 2003.     Deputy Chairman and a Director of        Chairman and
                           Board, Trustee    Serves until            Pioneer Global Asset Management          Director of ICI
                           and President     successor trustee       S.p.A. ("PGAM"); Non-Executive           Mutual Insurance
                                             is elected or           Chairman and a Director of Pioneer       Company; Director of
                                             earlier retirement      Investment Management USA Inc.           Harbor Global
                                             or removal.             ("PIM-USA"); Chairman and a              Company, Ltd.
                                                                     Director of Pioneer; Director of
                                                                     Pioneer Alternative Investment
                                                                     Management Limited (Dublin);
                                                                     President and a Director of Pioneer
                                                                     Alternative Investment Management
                                                                     (Bermuda) Limited and affiliated
                                                                     funds; Director of PIOGLOBAL Real
                                                                     Estate Investment Fund (Russia);
                                                                     Director of Nano-C, Inc. (since
                                                                     2003); Director of Cole Investment
                                                                     Corporation (since 2004); Director
                                                                     of Fiduciary Counseling, Inc.;
                                                                     President and Director of Pioneer
                                                                     Funds Distributor, Inc. ("PFD");
                                                                     President of all of the Pioneer
                                                                     Funds; and Of Counsel, Wilmer
                                                                     Cutler Pickering Hale and Dorr LLP
                                                                     (counsel to PIM-USA and the Pioneer
                                                                     Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)**        Trustee and     Trustee since 2003.     President and Chief Executive           None
                             Executive       Serves until            Officer, PIM-USA since May 2003
                             Vice President  successor trustee       (Director since January 2001);
                                             is elected or           President and Director of Pioneer
                                             earlier retirement      since May 2003; Chairman and
                                             or removal.             Director of Pioneer Investment
                                                                     Management Shareholder Services,
                                                                     Inc. ("PIMSS") since May 2003;
                                                                     Executive Vice President of all of
                                                                     the Pioneer Funds since June 2003;
                                                                     Executive Vice President and Chief
                                                                     Operating Officer of PIM-USA,
                                                                     November 2000 to May 2003.

**Mr. Hood is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------



Pioneer Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                            Positions Held   Length of Service       Principal Occupation During            Other Directorships
Name, Age and Address       With the Fund    and Term of Office      Past Five Years                        Held by this Trustee
David R. Bock **(62)        Trustee          Trustee since 2005.     Senior Vice President and Chief        Director of The
3050 K. Street NW,                           Serves until            Financial Officer, I-trax, Inc.        Enterprise Social
Washington, DC 20007                         successor trustee       (publicly traded health care           Investment Company
                                             is elected or           services company) (2001 - present);    (privately-held
                                             earlier retirement      Managing Partner, Federal City         affordable housing
                                             or removal.             Capital Advisors (boutique merchant    finance company);
                                                                     bank) (2002 to 2004); Executive        Director of New York
                                                                     Vice President and Chief Financial     Mortgage Trust
                                                                     Officer, Pedestal Inc.                 (publicly traded
                                                                     (internet-based mortgage trading       mortgage REIT).
                                                                     company) (2000 - 2002).

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)           Trustee          Trustee since 2003.     President, Bush International          Director of Brady
3509 Woodbine Street,                        Serves until            (international financial               Corporation
Chevy Chase, MD 20815                        successor or trustee    advisory firm).                        (industrial
                                             is elected or                                                  identification and
                                             earlier retirement                                             specialty coated
                                             or removal.                                                    material products
                                                                                                            manufacturer),
                                                                                                            Mortgage Guaranty
                                                                                                            Insurance
                                                                                                            Corporation and
                                                                                                            Briggs & Stratton,
                                                                                                            Inc. (engine
                                                                                                            manufacturer).
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58)   Trustee          Trustee since 2003.     Founding Director, The Winthrop        None
1001 Sherbrooke Street                       Serves until            Group, Inc. (consulting firm);
West, Montreal, Quebec,                      successor trustee       Desautels, Faculty of Management,
Canada H3A 1G5                               is elected or           McGill University.
                                             earlier retirement
                                             or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                            Positions Held   Length of Service       Principal Occupation During            Other Directorships
Name, Age and Address       With the Fund    and Term of Office      Past Five Years                        Held by this Trustee
Marguerite A. Piret (57)    Trustee          Trustee since 2003.     President and Chief Executive           Director of New
One Boston Place,                            Serves until            Officer, Newbury, Piret & Company,      America High Income
28th Floor,                                  successor trustee       Inc. (investment banking firm).         Fund, Inc.
Boston, MA 02108                             is elected                                                      (closed-end
                                             or earlier                                                      investment company)
                                             retirement or
                                             removal.
------------------------------------------------------------------------------------------------------------------------------------
Steven K. West (77)         Trustee          Trustee since 2003.     Senior Counsel, Sullivan &              Director, The Swiss
125 Broad Street,                            Serves until            Cromwell (law firm).                    Helvetia Fund, Inc.
New York, NY 10004                           successor trustee                                               (closed-end investment
                                             is elected or                                                   company) and
                                             earlier retirement                                              AMVESCAP PLC.
                                             or removal.                                                     (investment managers).
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)          Trustee          Trustee since           President, John Winthrop & Co.,         None
One North Adgers Wharf,                      2003. Serves until      Inc. (private investment firm).
Charleston, SC 29401                         successor trustee is
                                             elected or earlier
                                             retirement or
                                             removal.
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)    Secretary        Since 2003.             Secretary of PIM-USA; Senior Vice       None
                                             Serves at the           President - Legal of Pioneer; and
                                             discretion of the       Secretary/Clerk of most of
                                             Board.                  PIM-USA's subsidiaries; Secretary
                                                                     of all of the Pioneer Funds since
                                                                     September 2003 (Assistant Secretary
                                                                     from November 2000 to September
                                                                     2003).
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                             Positions Held  Length of Service       Principal Occupation During             Other Directorships
Name and Age                 With the Fund   and Term of Office      Past Five Years                         Held by this Officer
Christopher J. Kelley (41)   Assistant       Since 2003.             Assistant Vice President and Senior     None
                             Secretary       Serves at the           Counsel of Pioneer since July 2002;
                                             discretion of the       Vice President and Senior Counsel
                                             Board.                  of BISYS Fund Services, Inc. (April
                                                                     2001 to June 2002); Senior Vice
                                                                     President and Deputy General
                                                                     Counsel of Funds Distributor, Inc.
                                                                     (July 2000 to April 2001; and
                                                                     Assistant Secretary of all Pioneer
                                                                     Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)         Assistant       Since 2003.             Partner, Wilmer Cutler Pickering        None
                             Secretary       Serves at the           Hale and Dorr LLP; Assistant
                                             discretion of the       Secretary of all Pioneer Funds
                                             Board.                  since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)            Treasurer       Since 2003.             Vice President - Fund Accounting,       None
                                             Serves at the           Administration and Custody Services
                                             discretion of the       of Pioneer; and Treasurer of all of
                                             Board.                  the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)         Assistant       Since November,         Deputy Treasurer of Pioneer since       None
                             Treasurer       2004. Serves at the     2004; Treasurer and Senior Vice
                                             discretion of the       President, CDC IXIS Asset
                                             Board.                  Management Services from 2002 to
                                                                     2003; Assistant Treasurer and Vice
                                                                     President, MFS Investment
                                                                     Management from 1997 to 2002); and
                                                                     Assistant Treasurer of all of the
                                                                     Pioneer Funds since November 2004.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)        Assistant       Since 2003.             Assistant Vice President - Fund         None
                             Treasurer       Serves at the           Accounting, Administration and
                                             discretion of the       Custody Services of Pioneer; and
                                             Board.                  Assistant Treasurer of all of the
                                                                     Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                              Positions Held  Length of Service       Principal Occupation During            Other Directorships
Name and Age                  With the Fund   and Term of Office      Past Five Years                        Held by this Officer
Gary Sullivan (47)            Assistant       Since 2003.             Fund Accounting Manager - Fund         None
                              Treasurer       Serves at the           Accounting, Administration and
                                              discretion of the       Custody Services of Pioneer; and
                                              Board.                  Assistant Treasurer of all of the
                                                                      Pioneer Funds since May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32)   Assistant       Since 2003.             Fund Administration Manager - Fund     None
                              Treasurer       Serves at the           Accounting, Administration and
                                              discretion of the       Custody Services since June 2003;
                                              Board.                  Assistant Vice President - Mutual
                                                                      Fund Operations of State Street
                                                                      Corporation from June 2002 to June
                                                                      2003 (formerly Deutsche Bank Asset
                                                                      Management); Pioneer Fund
                                                                      Accounting, Administration and
                                                                      Custody Services (Fund Accounting
                                                                      Manager from August 1999 to May
                                                                      2002); and Assistant Treasurer of
                                                                      all Pioneer Funds since September
                                                                      2003.
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)          Chief           Since October, 2004.    Chief Compliance Officer of Pioneer    None
                              Compliance      Serves at the           (Director of Compliance and Senior
                              Officer         discretion of the       Counsel from November 2000 to
                                              Board.                  September 2004); and Chief
                                                                      Compliance Officer of all of the
                                                                      Pioneer Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

                                     PIONEER
                             -----------------------
                                     GROWTH
                                  OPPORTUNITIES
                                      FUND

                                     Annual
                                     Report

                                    12/31/05

                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        1

Portfolio Summary                                                            2

Prices and Distributions                                                     3

Performance Update                                                           4

Comparing Ongoing Fund Expenses                                              9

Portfolio Management Discussion                                             11

Schedule of Investments                                                     15

Financial Statements                                                        25

Notes to Financial Statements                                               34

Report of Independent Registered Public Accounting Firm                     43

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                     44

Trustees, Officers and Service Providers                                    49

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.


Respectfully,

/s/ Osbert M. Hood


Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       86.3%
Temporary Cash Investments                               11.7%
Exchange Traded Funds                                     1.8%
Warrants                                                  0.2%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                                   27.0%
Health Care                                              22.4%
Consumer Discretionary                                   13.6%
Industrials                                              11.9%
Financials                                               10.8%
Energy                                                    8.5%
Materials                                                 2.9%
Consumer Staples                                          2.3%
Utilities                                                 0.6%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

 1.   Rare Hospitality International, Inc.                          1.67%
 2.   Micros Systems, Inc.                                          1.63
 3.   Central Garden & Pet Co.                                      1.62
 4.   Grey Wolf, Inc.                                               1.58
 5.   Hologic, Inc.                                                 1.58
 6.   Cubist Pharmaceuticals, Inc.                                  1.55
 7.   Forest Oil Corp.                                              1.52
 8.   Stage Stores, Inc.                                            1.51
 9.   Connetics Corp.                                               1.49
10.   Palomar Medical Technologies                                  1.47

*This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

    Class             12/31/05          12/31/04
------------         ----------        ---------
       A               $31.16            $29.80
       B               $28.94            $27.94
       C               $29.01            $27.94
   Investor            $31.80            $30.31

                      12/31/05          9/23/05
                     ----------        ---------
       Y               $31.19            $29.80


Distributions Per Share
--------------------------------------------------------------------------------

                                    1/1/05 - 12/31/05
                                    -----------------
                         Net
                      Investment        Short-Term      Long-Term
    Class               Income        Capital Gains   Capital Gains
------------         ------------    ---------------  --------------
       A               $ -               $ -               $ -
       B               $ -               $ -               $ -
       C               $ -               $ -               $ -
   Investor            $ -               $ -               $ -


                                    9/23/05 - 12/31/05
                                    ------------------
       Y               $ -               $ -               $ -



--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the Value of $10,000 Investment charts on pages 4-8.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                          Net Asset     Public
                            Value      Offering
Period                      (NAV)     Price (POP)
Life-of-Class
(9/30/96)                   9.89%        9.22%
5 Years                     7.05         5.80
1 Year                      4.56        -1.45
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of a $10,000 Investment

                 Pioneer           Russell
                 Growth             2000
              Opportunities        Growth
                  Fund             Index
9/96              9,425           10,000
12/97            15,742           11,324
12/99            16,844           16,404
12/01            19,565           11,550
12/03            17,693           11,965
12/05            22,613           14,245

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(9/30/96)                   9.04%        9.04%
5 Years                     6.20         6.20
1 Year                      3.58        -0.42
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of a $10,000 Investment

                 Pioneer           Russell
                 Growth             2000
              Opportunities        Growth
                  Fund             Index
9/96             10,000           10,000
12/97            16,528           11,324
12/99            17,363           16,404
12/01            19,902           11,550
12/03            17,733           11,965
12/05            22,264           14,245

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(9/30/96)                   9.06%       9.06%
5 Years                     6.26        6.26
1 Year                      3.83        3.83
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of a $10,000 Investment

                 Pioneer           Russell
                 Growth             2000
              Opportunities        Growth
                  Fund             Index
9/96             10,000           10,000
12/97            16,528           11,324
12/99            17,363           16,404
12/01            19,887           11,550
12/03            17,733           11,965
12/05            22,318           14,245

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                INVESTOR CLASS SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
10 Years                    10.42%      10.42%
5 Years                      7.33        7.33
1 Year                       4.92        4.92
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of a $10,000 Investment

                 Pioneer           Russell
                 Growth             2000
              Opportunities        Growth
                  Fund             Index
12/95            10,000           10,000
12/97            18,431           12,567
12/99            19,744           18,203
12/01            23,091           12,817
12/03            20,973           13,277
12/05            26,946           15,807

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Certain Pioneer funds (the "Funds") issued Investor Class shares in connection with the reorganization of Safeco mutual funds. The Funds are not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Funds' outstanding Investor Class shares. All Investor Class shares of the Funds, whenever issued, convert to Class A shares of their respective Funds on December 10, 2006. Investor Class shares are not subject to sales charges.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/05                                       CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2005)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(9/30/96)                   9.90%       9.90%
5 Years                     7.08        7.08
1 Year                      4.66        4.66
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of a $10,000 Investment

                 Pioneer           Russell
                 Growth             2000
              Opportunities        Growth
                  Fund             Index
9/96             10,000           10,000
12/97            16,659           11,324
12/99            17,825           16,404
12/01            20,705           11,550
12/03            18,724           11,965
12/05            23,954           14,245

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2005 through December 31, 2005.

                                                                          Investor
Share Class                     A              B              C            Class            Y
-----------------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value        $1,061.95      $1,055.86      $1,057.55      $1,063.56      $1,046.60
On 12/31/05

Expenses Paid               $    6.55      $   12.28      $   10.48      $    4.68      $    2.19
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.36%, 2.02%, 0.90% and 0.77% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2005 through December 31, 2005.

                                                                          Investor
Share Class                     A              B              C            Class            Y
-----------------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/05

Ending Account Value        $1,018.85      $1,013.26      $1,015.02      $1,011.23      $1,011.56
On 12/31/05

Expenses Paid               $    6.41      $   12.03      $   10.26      $    2.48      $    2.15
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.36%, 2.02%, 0.90% and 0.77% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

Class A shares of Pioneer Growth Opportunities Fund produced a total return of 4.56% at net asset value during the twelve-month period ended December 31, 2005, outpacing the return of 4.15% for the Fund's benchmark, the Russell 2000 Growth Index. The Fund underperformed the 5.66% average return of the 523 funds in the Fund's Lipper Small-Cap Growth category.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following interview, Michael Rega and Diego Franzin, members of the Pioneer Growth Opportunities Fund team, discuss the factors that influenced performance during the 12-month period ended December 31, 2005.

Q:   How would you characterize the investment backdrop in 2005?

A: The headline market indices moved higher in 2005, masking underlying investor nervousness about the direction of economic growth, energy prices and Federal Reserve policy. This disconnect was reflected in the widely divergent returns of the underlying industry sectors. Energy stocks were the top performers by a wide margin, as the prices of oil and gas climbed steadily for most of the year before exploding higher in the wake of the September hurricanes. An investor who was underweight in this area would have had a very difficult time making up the performance shortfall. On the other end of the spectrum, the environment was much more challenging for stocks in the biotechnology, banking and - in the second half of the year - homebuilding sectors.

     In this environment, the Fund was well-served by our disciplined and largely sector-neutral approach. We strive to keep the portfolio's sector weightings within three to four percentage points of the sector weightings in the Russell 2000 Growth benchmark, which means that the majority of the Fund's performance will be the result of our rigorous individual stock selection process. This was the case in 2005, and we are pleased to report that our process worked well: the Fund's holdings outperformed the

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

     corresponding holdings in the benchmark index in seven of the ten major market sectors.

Q:   What elements of the Fund's positioning helped performance?

A: Several of the Fund's top performers provide an illustration of our investment process at work. To review, we use a quantitative screen to identify stocks that are potential buy candidates, and then employ the research of Pioneer's small-cap stock analysts to confirm whether these stocks are indeed attractive on a fundamental basis. We think that this methodology provides a broad, multifaceted view of the stocks we consider for addition to the portfolio.

     This approach supported our investment in Station Casinos, which delivered a gain of over 20% in 2005. Station is a casino operator in Las Vegas that caters to the local market rather than vacationers. As such, it is more sensitive to the city's rapid population growth than it is to broader trends in travel or the city's position in the increasingly competitive market for gambling dollars. We continue to like the company's prospects, believing it has an attractive portfolio of land development rights in areas that we believe are likely to benefit from continued population growth. In health care, performance was helped by the Fund's holdings in Cubist Pharmaceuticals, which benefited from faster-than-expected sales for Cubicin, a drug that has proven very effective in fighting staph infections; and American Healthways, which strives to keep health plans' costs down by helping patients to manage their diseases better. We cited American Healthways as a contributor in the June semiannual report to shareholders, and it continued to provide stellar performance through the second half of the year. We also added value in the technology sector through a position in SanDisk, whose stock gained over 100% as demand for its flash memory chips - used in cell phones and Apple's iPod - soared. And in the materials industry, the Fund was helped by its holding in Florida Rock Industries, a provider of building materials in the Southeast that benefited not only from Florida's rapidly growing population, but also from the need for post-hurricane rebuilding.

     All of these stocks ranked highly in our screens, and were then affirmed as being good holds through the work of our fundamental analysts. There is more to managing money than just the decision to buy, of course - it is also necessary to know when to sell. Here, our investment process once again paid off. In the first half of the year, we were able to identify two homebuilding stocks that

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     were held in the Fund - Standard Pacific, and Meritage Homes - as no longer having an attractive risk/reward profile. We eliminated both from the portfolio, and as a result missed the bulk of their second half downturns.

Q:   What were some detractors from performance?

A: In the semiannual report, we talked about two poor-performing holdings in Puerto Rican banks - Doral Financial and W. Holding. The stocks, declined sharply in the first quarter when Doral restated its earnings results, causing W. Holding to fall in sympathy. We quickly sold out of the position in Doral, but we maintained a position in W. Holding on the belief that the company, which we see as the most well managed of the Puerto Rican banks, is attractively valued following its poor performance of the past year.

     Our decisions regarding the specialty retailer Aeropostale also detracted from Fund performance. Although the stock performed well after our initial purchase, it ultimately faltered due to its failure to deliver a compelling product mix. Nu Skin Enterprises was another notable detractor. We believed the company, which makes health and beauty products, would be helped by its push into the rapidly-growing Chinese market. Its profit growth came in below expectations, however, and we elected to remove it from the portfolio.

Q:   Do you have any closing thoughts for investors?

A: A number of important issues will likely affect market performance in the year ahead. The strength of the U.S. consumer, the effect of higher production costs on corporations' profit margins, and the likely direction of Fed policy are all factors that we will be watching closely. In what we see as being a potentially risky environment, we will continue to look for growth, but we will also be very conscious of valuations in order to help manage downside risk.

     Believing the Fund's outperformance of the past year, while modest, helps validate the effectiveness of our invesment approach, we remain committed to our bottom-up, research-based discipline.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

     Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------


   Shares                                                            Value
               COMMON STOCKS - 95.7%
               Energy - 8.3%
               Oil & Gas Drilling - 2.9%
1,388,000      Grey Wolf Inc.* (b)                            $ 10,729,240
  302,900      Pride International, Inc*                         9,314,175
                                                              ------------
                                                              $ 20,043,415
                                                              ------------
               Oil & Gas Equipment & Services - 1.0%
  106,400      Hornbeck Offshore Services*                    $  3,479,280
  173,500      Superior Energy Services, Inc.*                   3,652,175
                                                              ------------
                                                              $  7,131,455
                                                              ------------
               Oil & Gas Exploration & Production - 4.4%
  240,500      Energy Partners, Ltd.*                         $  5,240,495
  225,900      Forest Oil Corp.*                                10,294,263
  162,400      Newfield Exploration Co.*                         8,131,368
  143,000      Stone Energy Corp.*                               6,510,790
                                                              ------------
                                                              $ 30,176,916
                                                              ------------
               Total Energy                                   $ 57,351,786
                                                              ------------
               Materials - 2.9%
               Aluminum - 0.7%
  178,100      Century Aluminum Co.*                          $  4,668,001
                                                              ------------
               Construction Materials - 1.1%
   95,100      Florida Rock Industries, Inc.                  $  4,665,606
   53,900      Texas Industries, Inc.                            2,686,376
                                                              ------------
                                                              $  7,351,982
                                                              ------------
               Fertilizers & Agricultural Chemicals - 0.7%
  114,600      The Scotts Miracle-Gro Co.                     $  5,184,504
                                                              ------------
               Specialty Chemicals - 0.4%
  530,000      Omnova Solutions, Inc.*                        $  2,544,000
                                                              ------------
               Total Materials                                $ 19,748,487
                                                              ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                            Value
               Capital Goods - 6.5%
               Aerospace & Defense - 1.3%
  102,600      DRS Technologies, Inc.                         $  5,275,692
   90,000      Hexcel Corp.*                                     1,624,500
   83,500      Moog, Inc.*                                       2,369,730
                                                              ------------
                                                              $  9,269,922
                                                              ------------
               Construction & Farm Machinery & Heavy Trucks - 1.6%
   88,400      Terex Corp.*                                   $  5,250,960
  219,500      Wabtec Corp.                                      5,904,550
                                                              ------------
                                                              $ 11,155,510
                                                              ------------
               Electrical Component & Equipment - 1.0%
1,112,700      Power-One, Inc.*                               $  6,698,454
                                                              ------------
               Industrial Conglomerates - 0.3%
  186,400      Tredegar Corp.                                 $  2,402,696
                                                              ------------
               Industrial Machinery - 1.5%
  189,900      Crane Co.                                      $  6,697,773
  105,900      Pentair, Inc.                                     3,655,668
                                                              ------------
                                                              $ 10,353,441
                                                              ------------
               Trading Companies & Distributors - 0.8%
  157,100      Applied Industrial Technologies, Inc.          $  5,292,699
                                                              ------------
               Total Capital Goods                            $ 45,172,722
                                                              ------------
               Commercial Services & Supplies - 2.1%
               Commercial Printing - 0.5%
   97,650      R.R. Donnelly & Sons Co.                       $  3,340,607
                                                              ------------
               Human Resource & Employment Services - 1.6%
  187,500      Labor Ready, Inc.*                             $  3,903,750
  183,300      Monster Worldwide, Inc.*                          7,482,306
                                                              ------------
                                                              $ 11,386,056
                                                              ------------
               Total Commercial Services & Supplies           $ 14,726,663
                                                              ------------
               Transportation - 3.0%
               Airlines - 0.5%
   99,200      Alaska Air Group, Inc*                         $  3,543,424
                                                              ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                            Value
               Trucking - 2.5%
  242,000      Heartland Express, Inc.                        $  4,910,180
  225,700      Laidlaw International, Inc.                       5,243,011
  268,287      Old Dominion Freight Line, Inc*                   7,238,383
                                                              ------------
                                                              $ 17,391,574
                                                              ------------
               Total Transportation                           $ 20,934,998
                                                              ------------
               Consumer Durables & Apparel - 2.5%
               Apparel, Accessories & Luxury Goods - 0.2%
   44,600      Phillips-Van Heusen                            $  1,445,040
                                                              ------------
               Footwear - 2.3%
  591,100      Skechers U.S.A.*                               $  9,055,652
  310,700      Wolverine World Wide, Inc.                        6,978,322
                                                              ------------
                                                              $ 16,033,974
                                                              ------------
               Total Consumer Durables & Apparel              $ 17,479,014
                                                              ------------
               Consumer Services - 6.1%
               Casinos & Gaming - 2.2%
  297,400      Scientific Games Corp*                         $  8,113,072
  100,600      Station Casinos, Inc                              6,820,680
                                                              ------------
                                                              $ 14,933,752
                                                              ------------
               Leisure Facilities - 0.4%
   92,500      Vail Resorts, Inc.*                            $  3,055,275
                                                              ------------
               Restaurants - 2.8%
  134,000      Papa John's International, Inc.*               $  7,947,540
  369,700      Rare Hospitality International, Inc.*            11,235,183
                                                              ------------
                                                              $ 19,182,723
                                                              ------------
               Specialized Consumer Services - 0.7%
  175,700      Jackson Hewitt Tax Service, Inc.               $  4,868,647
                                                              ------------
               Total Consumer Services                        $ 42,040,397
                                                              ------------
               Media - 1.7%
               Advertising - 0.8%
  145,500      Arbitron, Inc.                                 $  5,526,090
                                                              ------------
               Publishing - 0.9%
  274,200      Interactive Data Corp.                         $  6,227,082
                                                              ------------
               Total Media                                    $ 11,753,172
                                                              ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                            Value
               Retailing - 3.0%
               Apparel Retail - 3.0%
  124,100      Guess?, Inc.*                                  $  4,417,960
  351,900      Stein Mart, Inc.                                  6,386,985
  344,850      Stage Stores, Inc.                               10,269,633
                                                              ------------
                                                              $ 21,074,578
                                                              ------------
               Total Retailing                                $ 21,074,578
                                                              ------------
               Food & Drug Retailing - 0.6%
               Food Retail - 0.6%
  174,300      Casey's General Stores, Inc.                   $  4,322,640
                                                              ------------
               Total Food & Drug Retailing                    $  4,322,640
                                                              ------------
               Household & Personal Products - 1.6%
               Household Products - 1.6%
  238,400      Central Garden & Pet Co.*                      $ 10,952,096
                                                              ------------
               Total Household & Personal Products            $ 10,952,096
                                                              ------------
               Health Care Equipment & Services - 14.0%
               Health Care Equipment - 5.6%
  265,100      Cytyc Corp.*                                   $  7,483,773
  282,400      Hologic, Inc.*                                   10,708,608
  283,500      Palomar Medical Technologies*(b)                  9,933,840
  187,400      Symmetry Medical, Inc.*                           3,633,686
  289,600      Steris Corp.                                      7,245,792
                                                              ------------
                                                              $ 39,005,699
                                                              ------------
               Health Care Facilities - 0.4%
   95,500      Kindred Healthcare, Inc.*                      $  2,460,080
                                                              ------------
               Health Care Services - 5.0%
  176,100      American Healthways, Inc.*                     $  7,968,525
   75,800      Cerner Corp.*(b)                                  6,890,978
  376,500      Merge Technologies, Inc.*(b)                      9,427,560
  276,400      Per Se Technologies, Inc.*                        6,456,704
  221,000      The Trizetto Group, Inc.*                         3,754,790
                                                              ------------
                                                              $ 34,498,557
                                                              ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Shares                                                            Value
               Health Care Supplies - 3.0%
  181,700      Haemonetics Corp.*                             $  8,877,862
  396,200      Merit Medical Systems, Inc.*                      4,809,868
  206,225      PolyMedica Corp.                                  6,902,351
                                                              ------------
                                                              $ 20,590,081
                                                              ------------
               Total Health Care Equipment & Services         $ 96,554,417
                                                              ------------
               Pharmaceuticals & Biotechnology - 7.7%
               Biotechnology - 4.5%
  493,600      Cubist Pharmaceuticals, Inc.*                  $ 10,489,000
  275,700      CV Therapeutics, Inc*(b)                          6,818,061
  414,373      Serologicals Corp.*(b)                            8,179,723
  203,500      Vertex Pharmaceuticals, Inc.*                     5,630,845
                                                              ------------
                                                              $ 31,117,629
                                                              ------------
               Pharmaceuticals - 3.2%
  700,600      Connetics Corp.*                               $ 10,123,670
  187,000      Medicis Pharmaceutical Corp. (b)                  5,993,350
  347,600      Salix Pharmaceuticals, Ltd.*                      6,110,808
                                                              ------------
                                                              $ 22,227,828
                                                              ------------
               Total Pharmaceuticals & Biotechnology          $ 53,345,457
                                                              ------------
               Banks - 2.4%
               Regional Banks - 0.9%
  369,747      Fulton Financial Corp. (b)                     $  6,507,547
                                                              ------------
               Thrifts & Mortgage Finance - 1.5%
  276,500      Franklin Bank Corp.*                           $  4,974,235
  641,061      W Holding Co., Inc. (b)                           5,275,932
                                                              ------------
                                                              $ 10,250,167
                                                              ------------
               Total Banks                                    $ 16,757,714
                                                              ------------
               Diversified Financials - 2.0%
               Asset Management & Custody Banks - 1.0%
  332,900      Waddell & Reed Financial, Inc.*                $  6,980,913
                                                              ------------
               Consumer Finance - 1.0%
  247,200      Asta Funding, Inc. (b)                         $  6,758,448
                                                              ------------
               Total Diversified Financials                   $ 13,739,361
                                                              ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                            Value
               Insurance - 2.5%
               Life & Health Insurance - 0.2%
  112,500      American Equity Investment Life Holding*       $  1,468,125
                                                              ------------
               Property & Casualty Insurance - 2.3%
  172,100      Ohio Casualty Corp.                            $  4,873,872
  124,100      ProAssurance Corp.*                               6,036,224
    6,000      Safety Insurance Group                              242,220
   87,600      Selective Insurance Group, Inc.                   4,651,560
                                                              ------------
                                                              $ 15,803,876
                                                              ------------
               Total Insurance                                $ 17,272,001
                                                              ------------
               Real Estate - 1.7%
               Real Estate Management & Development - 0.5%
  269,200      Deerfield Triarc Capital Corp.                 $  3,688,040
                                                              ------------
               Real Estate Investment Trusts - 1.2%
   59,300      Alexandria Real Estate Equities, Inc.          $  4,773,650
  320,800      Annaly Mortgage Management, Inc. (b)              3,509,552
                                                              ------------
                                                              $  8,283,202
                                                              ------------
               Total Real Estate                              $ 11,971,242
                                                              ------------
               Software & Services - 12.4%
               Application Software - 5.3%
  147,000      Ansys, Inc.*                                   $  6,275,430
  204,075      Bottomline Technologies, Inc.*                    2,248,907
  305,600      Jack Henry & Associates, Inc.                     5,830,848
   72,400      Net 1 UEPS Technologies, Inc.*                    2,088,740
1,139,400      Parametric Technology Co.*                        6,950,340
  564,800      Plato Learning, Inc.*                             4,484,512
  593,700      Sonic Solutions*                                  8,970,807
                                                              ------------
                                                              $ 36,849,584
                                                              ------------
               Data Processing & Outsourced Services - 0.2%
   90,800      The BISYS Group, Inc.*                         $  1,272,108
                                                              ------------
               Internet Software & Services - 2.2%
   72,400      J2 Global Communications, Inc.*(b)             $  3,094,376
  326,800      HouseValues, Inc.*(b)                             4,258,204
  123,000      Websense, Inc.*                                   8,073,720
                                                              ------------
                                                              $ 15,426,300
                                                              ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                            Value
               IT Consulting & Other Services - 2.1%
   63,600      CACI International, Inc.*                      $  3,649,368
  815,208      Ciber, Inc.*                                      5,380,373
  369,800      Perot Systems Corp*                               5,228,972
                                                              ------------
                                                              $ 14,258,713
                                                              ------------
               Systems Software - 2.6%
  228,356      Micros Systems, Inc.*                          $ 11,034,162
  118,000      Macrovision Corp.*                                1,974,140
  172,300      Progress Software Corp.*                          4,889,874
                                                              ------------
                                                              $ 17,898,176
                                                              ------------
               Total Software & Services                      $ 85,704,881
                                                             ------------
               Technology Hardware & Equipment - 10.6%
               Communications Equipment - 4.9%
  528,900      Arris Group, Inc.*                             $  5,008,683
  282,200      CommScope, Inc.*                                  5,680,686
  545,000      Foundry Networks, Inc.*                           7,526,450
  471,300      NETGEAR, Inc.*                                    9,072,525
  581,800      Packeteer, Inc.*                                  4,520,586
  225,800      Symmetricom, Inc.*                                1,912,526
                                                              ------------
                                                              $ 33,721,456
                                                              ------------
               Computer Hardware - 1.5%
  119,900      Avid Technology, Inc.*                         $  6,565,724
   74,600      Intergraph Corp.*                                 3,715,826
                                                              ------------
                                                              $ 10,281,550
                                                              ------------
               Computer Storage & Peripherals - 1.3%
  322,600      Emulex Corp.*                                  $  6,384,254
   85,600      Intermec, Inc.*                                   2,893,280
                                                              ------------
                                                              $  9,277,534
                                                              ------------
               Electronic Equipment & Instruments - 2.2%
  552,700      Aeroflex, Inc.*                                $  5,941,525
  190,200      Paxar Corp*                                       3,733,626
  197,200      Tektronix, Inc.                                   5,563,012
                                                              ------------
                                                              $ 15,238,163
                                                              ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


   Shares                                                            Value
               Technology Distributors - 0.7%
  280,800      Agilysys, Inc.                                 $  5,116,176
                                                              ------------
               Total Technology Hardware & Equipment          $ 73,634,879
                                                              ------------
               Semiconductors - 3.4%
               Semiconductor Equipment - 1.6%
  540,800      Entegris, Inc.*                                $  5,094,336
  185,700      MKS Instruments, Inc.*                            3,322,173
  190,400      Photronics, Inc.*                                 2,867,424
                                                              ------------
                                                              $ 11,283,933
                                                              ------------
               Semiconductors - 1.8%
  103,800      DSP Group, Inc.*                               $  2,601,228
  868,000      SGC Holding Corp.*                                4,800,040
  257,500      Semtech Corp*                                     4,701,950
                                                              ------------
                                                              $ 12,103,218
                                                              ------------
               Total Semiconductors                           $ 23,387,151
                                                              ------------
               Utilities - 0.7%
               Independent Power Producer & Energy Traders - 0.7%
  130,300      Black Hills Corp.                              $  4,509,684
                                                              ------------
               Total Utilities                                $  4,509,684
                                                              ------------
               TOTAL COMMON STOCKS
               (Cost $542,844,569)                            $662,433,340
                                                              ------------
               EXCHANGE TRADED FUNDS - 2.0%
               Diversified Financial Services - 2.0%
   54,300      iShares Russell 2000 Value (b)                 $  3,584,343
   72,700      iShares Russell 2000 Growth (b)                   5,062,101
   43,400      iShares Russell 2000 Small Cap Growth (b)         5,046,118
                                                              ------------
               TOTAL EXCHANGE TRADED FUNDS                    $ 13,692,562
                                                              ------------
               (Cost $10,501,705)                             $ 13,692,562
                                                              ------------

22   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Shares                                                            Value
               RIGHTS/WARRANTS - 0.3%
               Commercial Services & Supplies - 0.0%
               Diversified Commercial Services - 0.0%
   74,330      NCO Group Warrants Expiration, 9/28/06*        $          -
                                                              ------------
               Total Commercial Services & Supplies           $          -
                                                              ------------
               Health Care Equipment & Services - 0.0%
               Health Care Facilities - 0.0%
  260,000      Lifepoint Warrants Expiration, 4/1/07*         $          -
                                                              ------------
  156,000      Lifepoint Warrants Expiration, 7/21/07*                   -
                                                              ------------
                                                              $          -
                                                              ------------
               Health Care Supplies - 0.0%
  172,200      SpectRx Inc Warrants Expiration, 6/4/06*       $          -
                                                              ------------
               Total Health Care Equipment & Services         $          -
                                                              ------------
               Pharmaceuticals & Biotechnology - 0.3%
               Biotechnology - 0.0%
  450,000      Photomedex Warrants Expiration, 6/13/07*       $          -
                                                              ------------
               Pharmaceuticals - 0.3%
  217,500      Nastech Warrants Expiration, 3/22/06*          $  1,823,193
                                                              ------------
               Total Pharmaceuticals & Biotechnology          $  1,823,193
                                                              ------------
               TOTAL RIGHTS/WARRANTS
               (Cost $43,215)                                 $  1,823,193
                                                              ------------
Principal
   Amount
               TEMPORARY CASH INVESTMENTS - 12.9%
               Repurchase Agreement - 1.3%
$9,000,000     UBS Warburg, Inc., dated 12/30/05,
               repurchase price of $9,000,000 plus accrued
               interest on 1/3/06 collateralized by $9,382,000
               U.S. Treasury Bill, 4.36%, 6/29/06             $  9,000,000
                                                              ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


    Shares                                                            Value
               Security Lending Collateral - 11.6%
80,400,288     Securities Lending Investment Fund, 4.24%      $ 80,400,288
                                                              ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $89,400,288)                             $ 89,400,288
                                                              ------------
               TOTAL INVESTMENT IN SECURITIES - 110.9%
               (Cost $642,789,777) (a)                        $767,349,383
                                                              ------------
               OTHER ASSETS AND LIABILITIES - (10.9)%         $(75,787,245)
                                                              ------------
               TOTAL NET ASSETS - 100.0%                      $691,562,138
                                                              ============

*    Non-income producing security

(a) At December 31, 2005, the net unrealized gain on investments based on cost for federal income tax purposes of $642,854,123 was as follows:

     Aggregate gross unrealized gain for all investments
     in which there is an excess of value over tax cost       $143,693,283

     Aggregate gross unrealized loss for all investments
     in which there is an excess of tax cost over value        (19,198,023)
                                                               -----------
     Net unrealized gain                                      $124,495,260
                                                              ============

(b)  At December 31, 2005, the following securities were out on loan:

                                                                  Market
   Shares                      Security                           Value
  277,140     Annaly Mortgage Management, Inc.                $ 3,031,912
  214,820     Asta Funding, Inc.                                5,873,179
  237,410     CV Therapeutics, Inc*                             5,871,149
   71,610     Cerner Corp.*                                     6,510,065
   55,249     Fulton Financial Corp.                              972,382
  129,505     Grey Wolf Inc.*                                   1,001,074
  310,315     HouseValues, Inc.*                                4,046,508
   49,035     iShares Russell 2000 Value (ETF)                  3,232,878
   69,065     iShares Russell 2000 Growth (ETF)                 4,811,068
   41,230     iShares Russell 2000 Small Cap Growth (ETF)       4,785,566
   68,563     J2 Global Communications, Inc.*                   2,930,383
  185,070     Medicis Pharmaceutical Corp.                      5,931,494
  279,712     Merge Technologies, Inc.*                         7,003,988
   84,879     Palomar Medical Technologies*                     2,974,160
  262,580     Per Se Technologies, Inc.                         6,133,869
  361,340     Serologicals Corp*                                7,132,852
  609,008     W Holding Co., Inc.                               5,012,136
                                                              -----------
              Total                                           $77,254,663
                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2005 aggregated $440,985,888 and $549,434,698, respectively.


24   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (including securities loaned of
    $77,254,663) (cost $642,789,777)                            $767,349,383
  Cash                                                             1,858,120
  Receivables -
    Investment securities sold                                     9,366,125
    Fund shares sold                                                 162,282
    Dividends, interest and foreign taxes withheld                   331,543
  Other                                                               11,467
                                                                ------------
     Total assets                                               $779,078,920
                                                                ------------
LIABILITIES:
  Payables -
    Investment securities purchased                             $  6,331,387
    Fund shares repurchased                                          556,264
    Upon return of securities loaned                              80,400,288
  Due to affiliates                                                  101,645
  Accrued expenses                                                   127,198
                                                                ------------
     Total liabilities                                          $ 87,516,782
                                                                ------------
NET ASSETS:
  Paid-in capital                                               $578,701,175
  Accumulated net realized loss on investments                   (11,698,643)
  Net unrealized gain on investments                             124,559,606
                                                                ------------
     Total net assets                                           $691,562,138
                                                                ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $53,000,110/1,700,902 shares)               $      31.16
                                                                ============
  Class B (based on $3,502,907/121,040 shares)                  $      28.94
                                                                ============
  Class C (based on $887,193/30,581 shares)                     $      29.01
                                                                ============
  Investor Class (based on $418,416,488/13,156,283 shares)      $      31.80
                                                                ============
  Class Y (based on $215,755,440/6,917,719 shares)              $      31.19
                                                                ============
MAXIMUM OFFERING PRICE:
  Class A ($31.16 [divided by] 94.25%)                          $      33.06
                                                                ============


The accompanying notes are an integral part of these financial statements.   25

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $21,624)       $3,217,891
  Interest                                                      345,671
  Income from securities loaned, net                            179,763
                                                             ----------
     Total investment income                                                 $   3,743,325
                                                                             -------------
EXPENSES:
  Management fees                                            $3,475,846
  Transfer agent fees and expenses
    Class A                                                     113,766
    Class B                                                       7,270
    Class C                                                       1,072
    Investor Class                                              774,767
    Class Y                                                      27,034
  Distribution fees
    Class A                                                      80,285
    Class B                                                      11,381
    Class C                                                       3,629
  Administrative reimbursements                                 111,677
  Custodian fees                                                 38,892
  Registration fees                                             103,406
  Professional fees                                              48,749
  Printing expense                                               61,814
  Fees and expenses of nonaffiliated trustees                    11,673
  Miscellaneous                                                   9,205
                                                             ----------
     Total expenses                                                          $   4,880,466
     Less fees paid indirectly                                                     (16,691)
                                                                             -------------
     Net expenses                                                            $   4,863,775
                                                                             -------------
       Net investment loss                                                   $  (1,120,450)
                                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments (including realized gain
    from affiliates of $5,852,036)                                           $ 149,730,921
                                                                             -------------
  Change in net unrealized loss on investments                               $(122,771,520)
                                                                             -------------
  Net gain on investments                                                    $  26,959,401
                                                                             -------------
  Net increase in net assets resulting from operations                       $  25,838,951
                                                                             =============


26   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04, respectively


                                                         Year Ended        Year Ended
                                                          12/31/05          12/31/04
FROM OPERATIONS:
Net investment loss                                    $   (1,120,450)   $   (1,739,240)
Net realized gain on investments                          149,730,921        10,723,430
Change in net unrealized gain (loss) on investments      (122,771,520)       94,970,174
                                                       --------------    --------------
    Net increase in net assets resulting
     from operations                                   $   25,838,951    $  103,954,364
                                                       --------------    --------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $   54,335,475    $   89,900,479
Cost of shares repurchased                               (162,450,415)     (202,924,667)
Shares issued in reorganization                           256,854,511                 -
Redemption Fees                                                     -            21,952
                                                       --------------    --------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                      $  148,739,571    $ (113,002,236)
                                                       --------------    --------------
    Net increase (decrease) in net assets              $  174,578,522    $   (9,047,872)
NET ASSETS:
Beginning of year                                      $  516,983,616    $  526,031,488
                                                       --------------    --------------
End of year (including accumulated net investment
  loss of $0 and $0, respectively)                     $  691,562,138    $  516,983,616
                                                       ==============    ==============

The accompanying notes are an integral part of these financial statements.   27

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------


CLASS A                          '05 Shares      '05 Amount       '04 Shares      '04 Amount
Shares sold                       1,028,258    $  30,304,645       1,625,735    $   44,781,937
Shares issued in
  reorganization                    276,936        8,441,014               -                 -
Less shares repurchased            (383,761)     (11,269,406)       (588,800)      (15,344,859)
Shares transferred in
  reorganization                          -                -      (1,138,308)      (32,894,246)
                                  ---------    -------------      ----------    --------------
    Net increase (decrease)         921,433    $  27,476,253        (101,373)   $   (3,457,168)
                                  =========    =============      ==========    ==============
CLASS B
Shares sold                          45,107    $   1,252,495          28,766    $      698,430
Shares issued in
  reorganization                     83,163        2,361,828               -                 -
Less shares repurchased              (7,599)        (215,349)       (257,660)       (6,201,757)
Shares transferred in
  reorganization                          -                -        (253,517)       (6,875,815)
                                  ---------    -------------      ----------    --------------
    Net increase (decrease)         120,671    $   3,398,974        (482,411)   $  (12,379,142)
                                  =========    =============      ==========    ==============
CLASS C
Shares sold                          34,354    $     959,848           1,540    $       39,648
Less shares repurchased              (4,142)        (116,851)           (416)          (10,812)
Shares transferred in
  reorganization                          -                -          (9,326)         (252,937)
                                  ---------    -------------      ----------    --------------
    Net increase (decrease)          30,212    $     842,997          (8,202)   $     (224,101)
                                  =========    =============      ==========    ==============
INVESTOR CLASS
Shares sold                               -    $           -       1,698,081    $   44,380,464
Less shares repurchased          (3,131,386)     (93,250,360)     (6,699,387)     (181,367,239)
Shares transferred in
  reorganization                          -                -       1,360,781        40,022,998
                                 ----------    -------------      ----------    --------------
    Net decrease                 (3,131,386)   $ (93,250,360)     (3,640,525)   $  (96,963,777)
                                  =========    =============      ==========    ==============
CLASS Y
Shares sold                         721,265    $  21,818,487               -                 -
Shares issued in
  reorganization                  8,072,561      246,051,669               -                 -
Less shares repurchased          (1,876,107)     (57,598,449)              -                 -
                                 ----------    -------------      ----------    --------------
    Net increase                  6,917,719    $ 210,271,707               -                 -
                                  =========    =============      ==========    ==============


28   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                      Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                                       12/31/05       12/31/04(a)      12/31/03        12/31/02          12/31/01
CLASS A
Net asset value, beginning of period                   $ 29.80        $  24.38         $ 16.97         $  26.96           $ 22.16
                                                       -------        --------         -------         --------           -------
Net increase (decrease) from investment operations:
 Net investment loss                                   $ (0.12)       $  (0.14)(b)     $ (0.16)        $  (0.24)          $ (0.20)
 Net realized and unrealized gain (loss)
   on investments                                         1.48            5.56            7.56            (9.77)++           5.00
                                                       -------        --------         -------         --------           -------
  Net increase (decrease) from investment operations   $  1.36        $   5.42         $  7.40         $ (10.01)          $  4.80
                                                       -------        --------         -------         --------           -------
Redemption fees                                        $     -        $   0.00(c)      $  0.01         $   0.02           $  0.00(c)
Net increase (decrease) in net asset value             $  1.36        $   5.42         $  7.41         $  (9.99)          $  4.80
                                                       -------        --------         -------         --------           -------
Net asset value, end of period                         $ 31.16        $  29.80         $ 24.38         $  16.97           $ 26.96
                                                       =======        ========         =======         ========           =======
Total return*                                             4.56%          22.23%          43.67%          (37.05)%           21.66%
Ratio of net expenses to average net assets+              1.26%           1.31%           1.33%            1.33%             1.31%
Ratio of net investment loss to average net assets+      (0.56)%         (0.55)%         (0.70)%          (1.17)%           (1.00)%
Portfolio turnover rate                                     83%             17%             46%              37%               65%
Net assets, end of period (in thousands)               $53,000        $ 23,225         $21,475         $ 19,024           $33,877
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             1.26%           2.29%           2.38%            1.67%             1.36%
 Net investment loss                                     (0.56)%         (1.53)%         (1.75)%          (1.51)%           (1.05)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                             1.26%           1.31%           1.33%            1.33%             1.31%
 Net investment loss                                     (0.56)%         (0.55)%         (0.70)%          (1.17)%           (1.00)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                      Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                                       12/31/05       12/31/04(a)      12/31/03        12/31/02          12/31/01
CLASS B
Net asset value, beginning of period                   $ 27.94        $  23.05         $ 16.16         $   25.87          $ 21.42
                                                       -------        --------         -------         ---------          -------
Net increase (decrease) from investment operations:
 Net investment loss                                   $ (0.16)       $  (0.47)(b)     $ (0.28)        $   (0.39)         $ (0.40)
 Net realized and unrealized gain (loss)
  on investments                                          1.16            5.36            7.16             (9.34)++          4.85
                                                       -------        --------         -------         ---------          -------
  Net increase (decrease) from investment operations   $  1.00        $   4.89         $  6.88         $   (9.73)         $  4.45
                                                       -------        --------         -------         ---------          -------
Redemption fees                                        $     -        $   0.00(c)      $  0.01         $    0.02          $  0.00(c)
Net increase (decrease) in net asset value             $  1.00        $   4.89         $  6.89         $   (9.71)         $  4.45
                                                       -------        --------         -------         ---------          -------
Net asset value, end of period                         $ 28.94        $  27.94         $ 23.05         $   16.16          $ 25.87
                                                       =======        ========         =======         =========          =======
Total return*                                             3.58%          21.21%          42.64%           (37.53)%          20.77%
Ratio of net expenses to average net assets+              2.37%           2.08%           2.08%             2.08%            2.06%
Ratio of net investment loss to average net assets+      (1.72)%         (1.37)%         (1.43)%           (1.92)%          (1.75)%
Portfolio turnover rate                                     83%             17%             46%               37%              65%
Net assets, end of period (in thousands)               $ 3,503        $     10         $11,126         $   8,734          $14,346
Ratios with no waiver of management fees and
 assumption of  expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             2.37%           2.33%           2.45%             2.21%            2.09%
 Net investment loss                                     (1.72)%         (1.63)%         (1.80)%           (2.05)%          (1.78)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                             2.37%           2.08%           2.08%             2.08%            2.06%
 Net investment loss                                     (1.72)%         (1.37)%         (1.43)%           (1.92)%          (1.75)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                      Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                                       12/31/05       12/31/04(a)      12/31/03        12/31/02          12/31/01
CLASS C
Net asset value, beginning of period                   $ 27.94        $  23.05         $ 16.16         $   25.85          $ 21.40
                                                       -------        --------         -------         ---------          -------
Net increase (decrease) from investment operations:
 Net investment loss                                   $ (0.16)       $  (0.33)(b)     $ (0.29)        $   (0.33)         $ (0.35)
 Net realized and unrealized gain (loss)
  on investments                                          1.23            5.22            7.17             (9.38)++          4.80
                                                       -------        --------         -------         ---------          -------
  Net increase (decrease) from investment operations   $  1.07        $   4.89         $  6.88         $   (9.71)         $  4.45
                                                       -------        --------         -------         ---------          -------
Redemption fees                                        $     -        $   0.00(c)      $  0.01         $    0.02          $  0.00(c)
Net increase (decrease) in net asset value             $  1.07        $   4.89         $  6.89         $   (9.69)         $  4.45
                                                       -------        --------         -------         ---------          -------
Net asset value, end of period                         $ 29.01        $  27.94         $ 23.05         $   16.16          $ 25.85
                                                       =======        ========         =======         =========          =======
Total return*                                             3.83%          21.21%          42.64%           (37.49)%          20.74%
Ratio of net expenses to average net assets+              2.02%           2.08%           2.08%             2.08%            2.06%
Ratio of net investment loss to average net assets+      (1.36)%         (1.35)%         (1.45)%           (1.93)%          (1.75)%
Portfolio turnover rate                                     83%             17%             46%               37%              65%
Net assets, end of period (in thousands)               $   887        $     10         $   198         $     161          $   194
Ratios with no waiver management of fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             2.02%           2.35%           2.48%             2.33%            2.06%
 Net investment loss                                     (1.36)%         (1.62)%         (1.85)%           (2.18)%          (1.75)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                             2.02%           2.08%           2.08%             2.08%            2.06%
 Net investment loss                                     (1.36)%         (1.35)%         (1.45)%           (1.93)%          (1.75)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net Investment loss per shares have been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                      Year Ended      Year Ended      Year Ended      Year Ended        Year Ended
                                                       12/31/05       12/31/04(a)      12/31/03        12/31/02          12/31/01
INVESTOR CLASS
Net asset value, beginning of period                   $ 30.31        $  24.75         $ 17.19         $  27.25           $ 22.33
                                                       -------        --------         -------         --------           -------
Net increase (decrease) from investment operations:
 Net investment loss                                   $ (0.06)       $  (0.08)(b)     $ (0.10)        $  (0.22)          $ (0.16)
 Net realized and unrealized gain (loss)
  on investments                                          1.55            5.64            7.66            (9.86)++           5.08
                                                       -------        --------         -------         --------           -------
  Net increase (decrease) from investment operations   $  1.49        $   5.56         $  7.56         $ (10.08)          $  4.92
                                                       -------        --------         -------         --------           -------
Redemption fees                                        $     -        $   0.00(c)      $  0.00(c)      $   0.02           $  0.00(c)
Net increase (decrease) in net asset value             $  1.49        $   5.56         $  7.56         $ (10.06)          $  4.92
                                                       -------        --------         -------         --------           -------
Net asset value, end of period                         $ 31.80        $  30.31         $ 24.75         $  17.19           $ 27.25
                                                       =======        ========         =======         ========           =======
Total return*                                             4.92%          22.46%          43.98%          (36.92)%           22.03%
Ratio of net expenses to average net assets+              0.90%           1.03%           1.08%            1.08%             1.03%
Ratio of net investment loss to average net assets+      (0.19)%         (0.30)%         (0.46)%          (0.91)%           (0.71)%
Portfolio turnover rate                                     83%             17%             46%              37%               65%
Net assets, end of period (in thousands)               $418,416       $493,738         $493,232        $413,147           $829,052
Ratios with no waiver of management fees and
 assumption of expenses by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                             0.90%           1.03%           1.14%            1.09%             1.03%
 Net investment loss                                     (0.19)%         (0.30)%         (0.52)%          (0.92)%           (0.71)%
Ratios with waiver of management fees and
 assumption of expenses by PIM and reduction
 for fees paid indirectly:
 Net expenses                                             0.90%           1.03%           1.08%            1.08%             1.03%
 Net investment loss                                     (0.19)%         (0.30)%         (0.46)%          (0.91)%           (0.71)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                           9/23/05 to
                                                           12/31/05**
CLASS Y
Net asset value, beginning of period                       $  30.48
                                                           --------
Net increase (decrease) from investment operations:
  Net investment loss                                      $  (0.01)
  Net realized and unrealized gain on investments              0.72
                                                           --------
   Net increase from investment operations                 $   0.71
                                                           --------
Redemption fees                                            $      -
                                                           --------
Net increase in net asset value                            $   0.71
                                                           --------
Net asset value, end of period                             $  31.19
                                                           ========
Total return*                                                  4.66%***
Ratio of net expenses to average net assets+                   0.78%++
Ratio of net investment loss to average net assets+           (0.15)%++
Portfolio turnover rate                                          83%
Net assets, end of period (in thousands)                   $215,755
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                 0.77%++
  Net investment loss                                         (0.14)%++

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Class Y shares were first publicly offered September 23, 2005.
***  Not Annualized.
+    Ratios with no reduction for fees paid indirectly.
++   Annualized.

The accompanying notes are an integral part of these financial statements.   33

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Growth Opportunities Fund (the Fund) is one of eight portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the Safeco Growth Opportunities Fund. Safeco Growth Opportunities Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Growth Opportunities Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to achieve growth of capital.

The Trustees have authorized the issuance of five classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, Investor Class and Class Y shares. The Fund is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Fund's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class or Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of December 31, 2005, there were no fair valued securities. Temporary cash investments are value at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risk is contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund had a net capital loss carryforward of $11,634,297, of which the following amounts will expire between 2010 and 2011 if not utilized; $3,132,502 in 2010 and $8,501,795 in 2011.

     There were no distributions paid during the years ended December 31, 2005 and December 31, 2004, respectively.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2005.

--------------------------------------------------------------------------------
                                                             2005
--------------------------------------------------------------------------------
  Capital loss carryforward                             $ (8,501,795)
  Capital loss carryforward from AmSouth
   Small Cap Fund                                         (3,132,502)
  Unrealized appreciation                                124,495,260
                                                        ------------
    Total                                               $112,860,963
                                                        ============
--------------------------------------------------------------------------------


     The difference between book basis and tax basis unrealized appre ciation is attributable to the tax basis adjustments on REIT holdings.

     The Fund has reclassified $1,120,450 to decrease accumulated net investment loss and $1,120,450 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $4,272 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2005.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class Y shares of the Fund, respectively (see Note 4). Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

F.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2.   Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

Through May 1, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.30% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.05% of the average daily net assets attributable to Investor Class Shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005, $24,992 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $75,795 in transfer agent fees payable to PIMSS at December 31, 2005.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $858 in distribution fees payable to PFD at December 31, 2005.

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). Effective February 1, 2004, a CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Effective December 1, 2004, Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time those shares were purchased. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2005, CDSCs in the amount of $1,791 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $16,691 under such arrangements.

6.   Merger Information

On September 22, 2005, beneficial owners of AmSouth Small Cap Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Small Cap Fund's net assets for Pioneer Growth Opportunities Fund's shares, based on Pioneer Growth Opportunities Fund's Class A, Class B, Class C and Class Y shares' ending net asset

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

value, respectively. The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

-------------------------------------------------------------------------------------
                          Pioneer Growth        AmSouth Small        Pioneer Growth
                        Opportunities Fund         Cap Fund        Opportunities Fund
                               (Pre-                (Pre-                (Post-
                          Reorganization)      Reorganization)      Reorganization)
-------------------------------------------------------------------------------------
Net Assets
   Class A             $ 38,238,742           $  8,441,014        $ 46,679,756
   Class B             $    703,461           $  2,361,829        $  3,065,290
   Class C             $    619,140           $          -        $    619,140
   Class Y             $          -           $          -        $246,051,670
   Investor Class      $425,530,859           $          -        $425,530,859
   Class I             $          -           $246,051,670        $          -
  Total Net Assets     $465,092,202           $256,854,513        $721,946,715
Shares
   Outstanding
   Class A                1,254,694                882,427           1,531,630
   Class B                   24,767                261,928             107,930
   Class C                   21,756                      -              21,756
   Class Y                        -                      -           8,072,561
   Investor Class        13,686,792                      -          13,686,792
   Class I                        -             25,330,306                   -
Shares
   Issued in
   Reorganization                                                            -
   Class A                                                             276,936
   Class B                                                              83,163
   Class Y                                                           8,072,561
-------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 Unrealized          Accumulated
                              Depreciation On          Gain On
                                Closing Date         Closing Date
--------------------------------------------------------------------------------
  AmSouth Small Cap Fund         $29,577,721         $19,543,137
--------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

7.   Affiliated Companies

The Fund's investment in the following security, when and if converted into voting stock, will exceed 5% of the outstanding voting stock of the issuer and is therefore considered to be an affiliate of the Fund for financial reporting purposes. The following summarizes transactions with the affiliate of the Fund as of, and for the year ended, December 31, 2005:

-----------------------------------------------------------------------------------------------------------
                                Purchases    Sales                    Realized                   Value of
                    Shares at      of         of     Shares at         loss        Dividend   Affiliate at
Affiliates            1/1/05     Shares     Shares    12/31/05       on sales       Income      12/31/05
-----------------------------------------------------------------------------------------------------------
Harold's
Stores, Inc. *     428,813         --       428,813      --       $  (3,598,574)    $--          $  --*
-----------------------------------------------------------------------------------------------------------


*    No longer an affiliate of the Fund as of 12/31/05.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") voting separately annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareowners.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods and life of the Fund periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the second quintile of the peer group for the 12 months ended June 30, 2005, the fourth quintile of the peer group for the three years ended June 30, 2005, and the second quintile for the five years ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the first quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2004 was in the second quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given the fact that the management fee would remain in the first quartile of its peer group at reasonably anticipated assets levels, a break point in the management fee was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (79)*  Chairman of the        Trustee since 2004.    Deputy Chairman and a Director of       Chairman and
                          Board,                 Serves until           Pioneer Global Asset Management S.p.A.  Director of ICI
                          Trustee and President  successor trustee      ("PGAM"); Non-Executive Chairman and a  Mutual Insurance
                                                 is elected or          Director of Pioneer Investment          Company; Director of
                                                 earlier retirement     Management USA Inc. ("PIM-USA");        Harbor Global
                                                 or removal.            Chairman and a Director of Pioneer;     Company, Ltd.
                                                                        Director of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a Director of
                                                                        Pioneer Alternative Investment
                                                                        Management (Bermuda) Limited and
                                                                        affiliated funds; Director of
                                                                        PIOGLOBAL Real Estate Investment Fund
                                                                        (Russia); Director of Nano-C, Inc.
                                                                        (since 2003); Director of Cole
                                                                        Investment Corporation (since 2004);
                                                                        Director of Fiduciary Counseling Inc.;
                                                                        President and Director of Pioneer
                                                                        Funds Distributor, Inc. ("PFD");
                                                                        President of all of the Pioneer Funds;
                                                                        and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer Funds).

*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock **(62)      Trustee                Trustee since 2005.    Senior Vice President and Chief         Director of The
3050 K. Street NW,                               Serves until           Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee      (publicly traded health care services   Investment Company
                                                 is elected or          company) (2001 - present); Managing     (privately-held
                                                 earlier retirement     Partner, Federal City Capital Advisors  affordable housing
                                                 or removal.            (boutique merchant bank); (2002 to      finance company);
                                                                        2004); Executive Vice President and     Director of New York
                                                                        Chief Financial Officer, Pedestal Inc.  Mortgage Trust
                                                                        (internet-based mortgage trading        (publicly traded
                                                                        company) (2000 - 2002).                 mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (57)         Trustee                Trustee since 2004.    President, Bush International           Director of Brady
3509 Woodbine Street,                            Serves until           (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee      firm).                                  (industrial
                                                 is elected or                                                  identification and
                                                 earlier retirement                                             specialty coated
                                                 or removal.                                                    material products
                                                                                                                manufacturer),
                                                                                                                Mortgage Guaranty
                                                                                                                Insurance
                                                                                                                Corporation, and
                                                                                                                Briggs & Stratton,
                                                                                                                Inc. (engine
                                                                                                                manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (58) Trustee               Trustee since 2004.     Founding Director, The Winthrop Group,  None
1001 Sherbrooke Street West,                    Serves until            Inc. (consulting firm); Desautels,
Montreal, Quebec, Canada                        successor trustee       Faculty of Management, McGill
H3A 1G5                                         is elected or           University.
                                                earlier retirement
                                                or removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Marguerite A. Piret (57)  Trustee                Trustee since 2004.    President and Chief Executive Officer,  Director of New
One Boston Place,                                Serves until           Newbury, Piret & Company, Inc.          America High Income
28th Floor,                                      successor trustee      (investment banking firm).              Fund, Inc.
Boston, MA 02108                                 is elected or                                                  (closed-end
                                                 earlier retirement                                             investment company)
                                                 or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (69)        Trustee                Trustee since 2004.    President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                          Serves until           (private investment firm).
Charleston, SC 29401                             successor trustee
                                                 is elected or
                                                 earlier retirement
                                                 or removal.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Osbert M. Hood (53)       Executive Vice         Since 2005.            President and Chief Executive Officer,  Trustee of certain
                          President              Serves at the          PIM-USA since May, 2003 (Director       Pioneer Funds
                                                 discretion of          since January, 2001); President and
                                                 the Board.             Director of Pioneer since May, 2003;
                                                                        Chairman and Director of Pioneer
                                                                        Investment Management Shareholder
                                                                        Services, Inc. ("PIMSS") since May,
                                                                        2003; Executive Vice President of all
                                                                        of Pioneer Funds since June 3, 2003;
                                                                        and Executive Vice President and Chief
                                                                        Operating Officer of PIM-USA, November
                                                                        2000 - May 2003.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)  Secretary              Since 2004.            Secretary of PIM-USA; Senior Vice       None
                                                 Serves at the          President - Legal of Pioneer; and
                                                 discretion of          Secretary/Clerk of most of PIM-USA's
                                                 the Board.             subsidiaries; Secretary of all of the
                                                                        Pioneer Funds since September 2003
                                                                        (Assistant Secretary from November
                                                                        2000 to September 2003).
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held         Length of Service     Principal Occupation                   Other Directorships
Name and Age                With the Fund          and Term of Office    During Past Five Years                 Held by this Officer
Christopher J. Kelley (41)  Assistant Secretary    Since 2004.           Assistant Vice President and Senior    None
                                                   Serves at the         Counsel of Pioneer since July 2002;
                                                   discretion of         Vice President and Senior Counsel of
                                                   the Board.            BISYS Fund Services, Inc. (April 2001
                                                                         to June 2002); Senior Vice President
                                                                         and Deputy General Counsel of Funds
                                                                         Distributor, Inc. (July 2000 to April
                                                                         2001; Assistant Secretary of all
                                                                         Pioneer Funds since September 2003.
------------------------------------------------------------------------------------------------------------------------------------
David C. Phelan (48)        Assistant Secretary    Since 2004.           Partner, Wilmer Cutler Pickering Hale  None
                                                   Serves at the         and Dorr LLP; Assistant Secretary of
                                                   discretion of         all Pioneer Funds since September
                                                   the Board.            2003.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (60)           Treasurer              Since 2004.           Vice President - Fund Accounting,      None
                                                   Serves at the         Administration and Custody Services of
                                                   discretion of         Pioneer; and Treasurer of all of the
                                                   the Board.            Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (46)        Assistant Treasurer    Since November,       Deputy Treasurer of Pioneer since      None
                                                   2004. Serves          2004; Treasurer and Senior Vice
                                                   at the discretion     President, CDC IXIS Asset Management
                                                   of the Board.         Services from 2002 to 2003; Assistant
                                                                         Treasurer and Vice President, MFS
                                                                         Investment Management from 1997 to
                                                                         2002; and Assistant Treasurer of all
                                                                         of the Pioneer Funds since November
                                                                         2004.
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (40)       Assistant Treasurer    Since 2004.           Assistant Vice President - Fund        None
                                                   Serves at the         Accounting, Administration and Custody
                                                   discretion            Services of Pioneer; and Assistant
                                                   of the Board.         Treasurer of all of the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                            Positions Held         Length of Service     Principal Occupation                   Other Directorships
Name and Age                With the Fund          and Term of Office    During Past Five Years                 Held by this Officer
Gary Sullivan (47)          Assistant Treasurer    Since 2004.           Fund Accounting Manager - Fund         None
                                                   Serves at the         Accounting, Administration and Custody
                                                   discretion            Services of Pioneer; and Assistant
                                                   of the Board.         Treasurer of all of the Pioneer Funds
                                                                         since May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (32) Assistant Treasurer    Since 2004.           Fund Administration Manager - Fund     None
                                                   Serves at the         Accounting, Administration and Custody
                                                   discretion            Services since June 2003; Assistant
                                                   of the Board.         Vice President - Mutual Fund
                                                                         Operations of State Street Corporation
                                                                         from June 2002 to June 2003 (formerly
                                                                         Deutsche Bank Asset Management);
                                                                         Pioneer Fund Accounting,
                                                                         Administration and Custody Services
                                                                         (Fund Accounting Manager from August
                                                                         1999 to May 2002); Assistant Treasurer
                                                                         of all Pioneer Funds since September
                                                                         2003.
------------------------------------------------------------------------------------------------------------------------------------
Martin J. Wolin (38)        Chief Compliance       Since October, 2004.  Chief Compliance Officer of Pioneer    None
                            Officer                Serves at the         (Director of Compliance and Senior
                                                   discretion of         Counsel from November 2000 to
                                                   the Board             September 2004); and Chief
                                                                         Compliance Officer of all of the
                                                                         Pioneer Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




--------------------------------------------------------------------------------










--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                    TAX FREE
                                  MONEY MARKET
                                      FUND

                                     Annual
                                     Report

                                    12/31/05


                                 [Logo] PIONEER
                                        Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           1

Portfolio Summary                                               2

Performance Update                                              3

Comparing Ongoing Fund Expenses                                 4

Portfolio Management Discussion                                 6

Schedule of Investments                                         9

Financial Statements                                           14

Notes to Financial Statements                                  21

Report of Independent Registered Public Accounting Firm        27

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        28

Trustees, Officers and Service Providers                       34

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
LETTER TO SHAREOWNERS 12/31/05
--------------------------------------------------------------------------------

 Dear Shareowner,
--------------------------------------------------------------------------------
As 2005 came to a close, U.S. investors looked back on a year of major challenges, though without much change in the market indices. The war in Iraq continued, oil prices soared, then dropped, while short-term interest rates ratcheted steadily higher and intermediate and long-term rates stayed about the same. Natural disasters also threatened economic expansion. Still, the economy moved forward as corporate earnings grew. The hope of a growing economy was not reflected by the small gains or losses in the major U.S. market indices. Among capitalization ranges, midcap issues made the most headway. Bond prices held firm and yields remained low, perhaps a sign that the Federal Reserve Board's interest rate hikes would temper the inflationary pressures induced by a growing economy.

Among the nagging issues facing the U.S. economy in 2006 is the potential impact of high energy prices on consumer spending and corporate profits. Also unknown at this time is whether the Federal Reserve Board will continue to raise interest rates under its new chairman, Ben Bernanke, who stated his top priority will be to maintain continuity.

Rising interest rates and improving business conditions made U.S. holdings more attractive to foreign investors, helping to strengthen the dollar versus the euro and other key currencies. Investors in many foreign markets enjoyed stellar returns. Double-digit gains were widespread in Europe, Asia and Latin America. Even the long-dormant Japanese economy began to stir, while emerging markets, especially those rich in natural resources, fed global economic growth.

The disparity of returns among countries and sectors underscores the importance for investors to maintain a well-diversified portfolio. We believe this may be a good time for investors to review their holdings with their advisor and determine if they reflect the wide range of opportunities that exist across many asset classes, as last year's results make clear.

Investing for income with Pioneer

Adding one or more of Pioneer's income-oriented funds to your investment program may help improve your portfolio's overall balance. As a premier provider of fixed-income investments, Pioneer offers you a broad selection of actively managed bond funds to help meet a variety of investment needs. Pioneer also offers income-oriented equity funds, each managed using a value-oriented, total return investment philosophy that seeks enhanced return potential and lower volatility through active diversification. Your financial advisor can help you select among Pioneer's fixed-income choices.



Respectfully,


/s/Osbert M. Hood
Osbert M. Hood
President
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Before investing consider the fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/05
--------------------------------------------------------------------------------

 Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Insured Bonds                         28.52%
Medical Bonds                         14.57%
Housing Bonds                         11.82%
General Obligation Bonds              11.33%
Education                             10.80%
Revenue Bonds                         10.19%
Power Bonds                            4.96%
Pollution Bonds                        3.37%
Water/Sewer Bonds                      2.59%
Airport Bonds                          1.85%





 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*



 1.   New York, Series F-3, General Obligation,
       Floating Rate, 2/15/13                                         3.26%
 2.   Pennsylvania Intergovernmental, Floating Rate, 6/15/22          3.26
 3.   Connecticut State Health and Elderly Facilities,
       Floating Rate, 7/1/29                                          3.26
 4.   Municipal Electric Authority Georgia, Floating Rate, 1/1/20     3.26
 5.   Burke County Georgia Development, Floating Rate, 1/1/18         2.93
 6.   Washington State, Series 96B, General Obligation,
       Floating Rate, 6/1/20                                          2.74
 7.   Elmhurst Illinois, Floating Rate, 7/1/18                        2.65
 8.   Missouri State Health & Elderly Facilities,
       Floating Rate, 11/1/20                                         2.28
 9.   Phoenix Arizona Industrial Development Multi-Family,
       Floating Rate, 10/1/29                                         2.25
10.   Broward County Florida, Floating Rate, 4/1/24                   2.09

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
 PERFORMANCE UPDATE 12/31/05
--------------------------------------------------------------------------------

 Share Prices
--------------------------------------------------------------------------------


Net Asset Value per Share    12/31/05   12/31/04
Class A Shares              $1.00      $1.00
Investor Class Shares       $1.00      $1.00


                     12/31/05   9/23/05
Class Y Shares      $1.00      $1.00

 Distributions
--------------------------------------------------------------------------------


Per Share               Income      Short-Term       Long-Term
(1/1/05 - 12/31/05)     Dividends   Capital Gains    Capital Gains
Class A Shares          $0.0126     $    -           $    -
Investor Class Shares   $0.0167     $    -           $    -
(9/23/05 - 12/31/05)
Class Y Shares          $0.0054     $    -           $    -

 Yields
--------------------------------------------------------------------------------


                     7-Day Annualized    7-Day Effective**
Class A Shares             2.38%              2.41%
Class Y Shares             2.63%              2.67%
Investor Class Shares      2.61%              2.64%

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Investor Class shares 2.62%.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Tax Free Money Market was created through the reorganization of predecessor Safeco fund on December 8, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from July 1, 2005 through December 31, 2005.



Share Class                                  A          Investor           Y
--------------------------------------------------------------------------------
 Beginning Account Value On 7/1/05     $1,000.00      $1,000.00      $1,000.00
 Ending Account Value On 12/31/05      $1,007.56      $1,359.70      $1,013.20
 Expenses Paid During Period*          $    3.95      $    6.01      $    1.54

 * Expenses are equal to the Fund's annualized expense ratio of 0.78%, 0.64% and 0.56% for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2005 through December 31, 2005.



Share Class                                  A          Investor           Y
--------------------------------------------------------------------------------
 Beginning Account Value On 7/1/05     $1,000.00      $1,000.00      $1,000.00
 Ending Account Value On 12/31/05      $1,021.27      $1,020.11      $1,012.16
 Expenses Paid During Period*          $    3.97      $    5.14      $    1.54

 * Expenses are equal to the Fund's annualized expense ratio of 0.78%, 0.64% and 0.56% for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05
--------------------------------------------------------------------------------

In the following interview, Pioneer Tax Free Money Market Fund's Portfolio Manager David Eurkus outlines the investment environment for tax-free money market securities during the 12-month period, Fund performance, his investment strategy, and his outlook.


Q: How did the Fund perform during its most recent fiscal year?


A: For the 12-month period ended December 31, 2005, the Fund's Class A shares posted a 1.28% total return at net asset value. In comparison, the Lipper Tax-Exempt Money Market Average returned 1.76%.


   Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.


   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


Q: Will you describe the investing environment for tax-exempt money funds during the time period?


A: Despite formidable headwinds, the U.S. economy continued to improve throughout the past year. Gross Domestic Product (GDP), as evidenced by 4.3% growth for the third quarter, has expanded throughout the Federal Reserve's current credit tightening cycle, which began in June 2004. The Fed's most recent rate hike was in November 2005, bringing the Federal Funds rate to 4.25%. Through the Fed's tightening cycle the economy has withstood increased energy costs, unprecedented natural disasters, rising budget and trade deficits, and the war in the Middle East. The surprising resilience of the economy has mandated more action by the Fed than most had previously forecast.


   In the short-term municipal market, interest rates have risen by over 200 basis points since the beginning of 2005. During the 12-month period, demand for tax-free money market securities continued despite the uncertainties surrounding the domestic and global economies. More complex political and energy-related problems worldwide have caused many investors to adopt a more conservative posture, particularly in light of the fact that oil prices have increased substantially.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   During the period, supply and demand for tax-exempt money-market securities was well balanced. This is evidenced by the still significant amount of assets being held in taxable as well as tax-free money market funds (over $2 trillion). While investor demand is strong, there is ample supply.


Q: What has been the strategy for the Fund over the 12-month period?


A: We continue to maintain broad diversification, both on a regional and national basis, with AAA credits in revenue as well as general obligation issues. Since the Fund's changeover from a SAFECO product in August 2004, we have reduced the number of small issuers within the portfolio and redeployed the proceeds into larger, more visible issuers. As we continue to shift from a more regional to a more nationally focused diversification strategy, we strongly emphasize safety of principal.


   The Fund invests in floating rate securities (55% of portfolio assets as of December 31, 2005) as well as fixed-rate instruments (45% of assets). The interest rate of floating rate securities adjusts periodically based on indices such as the Bond Buyer Index and the Fed Funds rate. As of December 31, the Fund's effective maturity was 7 days. During the past 12 months, as the Fed continued to raise short-term interest rates, we maintained a short effective maturity of approximately 7 days in order to take advantage of rising short-term rates. Going forward, we expect 2006 to be a transition period where we think it is highly possible the Fed will end its rate increase policy. As we perceive a peak in rates, we plan to extend maturity toward the 30- to 45-day range to lock up as high a yield as we can. In terms of portfolio quality, over 98% of the portfolio is AAA-rated, with the balance rated AA.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/05                           (continued)
--------------------------------------------------------------------------------

Q: What is your outlook?


A: We think the U.S. economy will grow at a steady rate in 2006, though not as robustly as the 4.3% GDP during the third quarter of 2005, subject to policy changes by the Fed. While consumer spending has been strong, much of it has come from an appreciation in home values rather than from increases in consumer income.


   In the coming months we will continue to monitor Fed actions, pursue a conservative investment strategy and seek to take advantage of opportunities for additional income as they arise.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05
--------------------------------------------------------------------------------


                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                  Value
                              MUNICIPAL BONDS - 101.6%
                              Miscellaneous - 1.0%
$1,500,000      A-1+/Aaa      Colorado Health Facilities Authority Revenue,
                                Floating Rate, 5/15/20                                $  1,500,000
                                                                                      ------------
                              Total Miscellaneous                                     $  1,500,000
                                                                                      ------------
                              GOVERNMENT - 100.6%
                              Government - 12.6%
 1,200,000      NR/NR         District of Columbia, Floating Rate, 6/1/30             $  1,200,000
 2,160,000      AA+/Aa2       New York NY Adjustable-Sub-series B2, Floating
                                Rate, 8/15/20                                            2,160,000
 5,000,000      AA+/Aa2       New York NY Ser F-3 General Obligation, Floating
                                Rate, 2/15/13                                            5,000,000
 1,400,000      AAA/Aaa       New York NY Sub-Series A-7 General Obligation
                                Floating Rate, 11/1/24                                   1,400,000
 2,000,000      AA/Aa2        New York NY Sub-Series E2 General Obligation,
                                Floating Rate, 8/1/20                                    2,000,000
 2,925,000      AAA/Aaa       North Carolina State Floating Rate, 6/1/19                 2,925,000
 4,200,000      AA+/Aa1       Washington State Series Variable 96B General,
                                Floating Rate, 6/1/20                                    4,200,000
   200,000      NR/Aaa        Washington Suburban District Metropolitan District,
                                Floating Rate, 6/1/23                                      200,000
                                                                                      ------------
                                                                                      $ 19,085,000
                                                                                      ------------
                              Municipal Airport - 0.8%
 1,165,000      AA-/Aa2       Chicago Illinois O'Hare International Airport,
                                Floating Rate, 1/1/15                                 $  1,165,000
                                                                                      ------------
                              Municipal Development - 7.1%
 1,730,000      AA-/NR        Alaska Industrial Development and Export
                                Authority, Floating Rate, 7/1/06                      $  1,730,000
 1,300,000      NR/Aa2        Dickson County, Floating Rate, 11/1/12                     1,300,000
 2,200,000      NR/Aa2        Fulton County Georgia, Floating Rate, 7/1/26               2,200,000
 2,800,000      NR/Aa2        Hillsborough County Florida, Floating Rate, 11/1/21        2,800,000
   780,000      A+/NR         Illinois Development Finance Authority,
                                Floating Rate, 6/1/17                                      780,000
   290,000      NR/NR         Montgomery County Maryland, Industrial
                                Development, Floating Rate, 4/1/14                         290,000
   840,000      NR/AA3        Montgomery County Texas Industrial Development
                                Corp., Floating Rate, 8/1/17                               840,000
   800,000      AA-/Aa1       Pima County Arizona Industrial Development
                                Authority, Floating Rate, 12/1/22                          800,000
                                                                                      ------------
                                                                                      $ 10,740,000
                                                                                      ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                 Value
                              Municipal Education - 3.8%
$3,200,000      AA/NR         Broward County Florida, Floating Rate, 4/1/24          $  3,200,000
 2,500,000      NR/NR         Chattanooga Tennessee Health,
                                Floating Rate, 1/1/23                                   2,500,000
                                                                                     ------------
                                                                                     $  5,700,000
                                                                                     ------------
                              Muni Facilities - 6.5%
 2,700,000      NR/NR         Clarksville Public Building, Floating Rate, 7/1/16     $  2,700,000
   700,000      NR/Aa1        Holland Creek Metropolitan District Colorado,
                                Floating Rate, 6/1/41                                     700,000
 2,685,000      AA/NR         Metropolitan Government Nash/Davidson County
                                Tennessee, Floating Rate, 6/1/22                        2,685,000
 1,400,000      AA-/NR        Richland Washington Golf Enterprise Revenue,
                                Floating Rate, 12/1/21                                  1,400,000
 1,350,000      NR/Aaa        Sevier County Tennessee Public Building Authority,
                                Floating Rate, 6/1/07                                   1,350,000
 1,000,000      A-/NR         Wildgrass Metropolitan District Colorado,
                                Floating Rate, 12/1/34                                  1,000,000
                                                                                     ------------
                                                                                     $  9,835,000
                                                                                     ------------
                              Municipal General - 6.8%
 1,000,000      AA-/NR        Commerce City Colorado Northern,
                                Floating Rate, 12/1/31                               $  1,000,000
 1,800,000      NR/Aa2        District of Columbia, Floating Rate, 6/1/25               1,800,000
 1,500,000      AA-/NR        NBC Metropolitan District Colorado,
                                Floating Rate, 12/1/30                                  1,500,000
 1,000,000      AAA/Aaa       New York State Local Government Assistance
                                Corp., Floating Rate, 4/1/21                            1,000,000
 5,000,000      AAA/Aaa       Pennsylvania Intergovernmental,
                                Floating Rate, 6/15/22                                  5,000,000
                                                                                     ------------
                                                                                     $ 10,300,000
                                                                                     ------------
                              Municipal Higher Education - 6.1%
 5,000,000      NR/NR         Connecticut State Health and Elderly Facilities,
                                Floating Rate, 7/1/29                                $  5,000,000
 1,000,000      AAA/Aaa       Connecticut State Health, Floating Rate, 7/1/36           1,000,000
 1,150,000      AAA/NR        North Carolina State University, North Carolina,
                                Floating Rate, 12/15/19                                 1,150,000
 2,000,000      AA/Aa1        Purdue University, Indianapolis University
                                Revenues, Floating Rate, 7/1/27                         2,000,000
                                                                                     ------------
                                                                                     $  9,150,000
                                                                                     ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                Value
                              Municipal Housing - 5.0%
$2,885,000      AAA/AAA       Alaska State Housing Financial Corporation,
                                Floating Rate, 12/1/24                              $  2,885,000
 1,100,000      NR/Aa2        Blount County Tennessee, Floating Rate, 1/1/19           1,100,000
 3,000,000      AAA/Aa1       South Dakota Housing Development Authority,
                                Floating Rate, 5/1/32                                  3,000,000
   590,000      NR/Aa2        Washington State Housing Finance,
                                Floating Rate, 7/1/11                                    590,000
                                                                                    ------------
                                                                                    $  7,575,000
                                                                                    ------------
                              Municipal Medical - 21.4%
 1,300,000      AAA/Aaa       Alabama Special Care Faculties Finance Authority,
                                Floating Rate, 4/1/15                               $  1,300,000
 1,960,000      AAA/Aaa       Clark County Virginia Industry,
                                Floating Rate, 1/1/30                                  1,960,000
 1,400,000      NR/NR         Daphne-Villa Mercy Alabama Special Care Facilities
                                Financing Authority, Floating Rate, 12/1/30            1,400,000
 4,065,000      AA-/Aa2       Elmhurst Illinois, Floating Rate, 7/1/18                 4,065,000
 2,110,000      NR/Aa1        Huron County Michigan Economic,
                                Floating Rate, 10/1/28                                 2,110,000
 3,100,000      AAA/Aaa       Illinois Development Finance Authority,
                                Floating Rate, 5/1/28                                  3,100,000
 2,800,000      AA-/A1        Indiana Health Facilities, Floating Rate, 3/1/33         2,800,000
   975,000      AA-/Aa2       Macon-Bibb County Georgia Hospital Authority,
                                Floating Rate, 5/1/30                                    975,000
 1,605,000      A/NR          Maryland State Health and Higher Educational
                                Facilities Authority Revenue,
                                Floating Rate, 4/1/31                                  1,605,000
 3,500,000      NR/Aa2        Missouri State Health & Education Facilities,
                                Floating Rate, 11/1/20                                 3,500,000
 2,000,000      AA/Aa3        North Carolina Medical Care Community,
                                Floating Rate, 6/1/15                                  2,000,000
 2,000,000      AAA/Aaa       Port City Medical Clinic Board Alabama,
                                Floating Rate, 2/1/25                                  2,000,000
 2,925,000      NR/VMI1       Sarasota County Florida Public Hospital Board,
                                Floating Rate , 7/1/37                                 2,925,000
 1,000,000      AAA/Aaa       University Alabama Revenue,
                                Floating Rate, 9/1/31                                  1,000,000
 1,600,000      AA-/Aa2       Wisconsin State Health and Educational Facilities
                                Authority, Floating Rate, 1/1/19                       1,600,000
                                                                                    ------------
                                                                                    $ 32,340,000
                                                                                    ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/05                                   (continued)
--------------------------------------------------------------------------------


                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                                 Value
                              Municipal Multiple Family Housing - 7.7%
$1,500,000      AAA/NR        Alabama Housing Finance Authority Multi-family
                                Housing, Floating Rate, 6/15/26                      $  1,500,000
 2,000,000      AA/Aa2        Alaska State Housing Finance Corp., Series B,
                                Floating Rate, 12/1/30                                  2,000,000
 1,000,000      AAA/NR        Cobb County Georgia Housing Multi-Family, Floating
                                Rate, 6/1/25                                            1,000,000
 1,800,000      AAA/NR        Louisiana Public Facilities Authority Revenue,
                                Floating Rate, 6/15/31                                  1,800,000
 1,915,000      AAA/NR        Orange County Florida Housing Finance
                                Multi-Family Revenue, Floating Rate, 6/1/25             1,915,000
 3,450,000      NR/NR         Phoenix Arizona Industrial Development Authority
                                Multi-Family Revenue, Floating Rate, 10/1/29            3,450,000
                                                                                    -------------
                                                                                    $  11,665,000
                                                                                    -------------
                              Municipal Pollution - 11.0%
 1,000,000      A+/Aa1        Apache County Arizona Industrial Development
                                Authority, Floating Rate, 12/15/18                  $   1,000,000
 1,900,000      A/A2          Appling County Georgia Development Authority
                                Pollution, Floating Rate, 9/1/29                        1,900,000
 4,500,000      AAA/NR        Burke County Georgia Development Authority
                                Pollution, Floating Rate, 1/1/18                        4,500,000
 1,400,000      AAA/Aaa       Burke County Georgia Development Authority
                                Pollution, Floating Rate, 1/1/20                        1,400,000
 1,585,000      A/NR          Clark County Kentucky Pollution Control Revenue,
                                Floating Rate, 10/15/14                                 1,585,000
 1,300,000      AAA/Aaa       Lincoln County Wyoming Pollutant Control,
                                Floating Rate, 11/1/14                                  1,300,000
 2,000,000      A/A1          Mobile Alabama Industrial Development Board
                                Pollution Control, Floating Rate, 8/1/17                2,000,000
 1,000,000      AAA/Aaa       Monroe County Georgia Development Authority
                                Pollution, Floating Rate, 1/1/20                        1,000,000
 1,915,000      A/A1          Sabine River Industrial Development Authority
                                Texas, Floating Rate, 8/15/14                           1,915,000
                                                                                    -------------
                                                                                    $  16,600,000
                                                                                    -------------
                              Municipal Power - 4.9%
 2,325,000      AA/Aaa        California State Department Water and Power,
                                Floating Rate, 5/1/22                               $   2,325,000
 5,000,000      AAA/Aaa       Municipal Electric Authority Georgia Project One,
                                Floating Rate, 1/1/20                                   5,000,000
                                                                                    -------------
                                                                                    $   7,325,000
                                                                                    -------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/Moody's
Principal       Ratings
Amount          (unaudited)                                                            Value
                              Municipal Single Family Housing - 2.0%
$3,000,000      NR/NR         Wyoming Community Development Authority,
                                Floating Rate, 12/1/32                          $  3,000,000
                                                                                ------------
                              Municipal Transportation - 1.1%
 1,700,000      A+/Aa2        Jackson-Union Counties Illinois Regulation,
                                Floating Rate, 4/1/24                           $  1,700,000
                                                                                ------------
                              Municipal Water - 3.8%
 2,345,000      NR/Aaa        Jackson Tennessee Energy, Floating
                                Rate, 12/1/23                                   $  2,345,000
 2,900,000      AA+/Aaa       Massachusetts State Water Resource Authority,
                                Floating Rate, 8/1/20                              2,900,000
   410,000      AA+/NR        Oklahoma State Water Resource,
                                Floating Rate, 10/1/34                               410,000
                                                                                ------------
                                                                                $  5,655,000
                                                                                ------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $153,335,000)                               $153,335,000
                                                                                ------------
                              TOTAL INVESTMENTS IN SECURITIES - 101.6%
                              (Cost $153,335,000)(a)                            $153,335,000
                                                                                ------------
                              OTHER ASSETS AND LIABILITIES - 1.6%               $ (2,400,000)
                                                                                ------------
                              TOTAL NET ASSETS - 100.0%                         $150,935,000
                                                                                ============

(a)  At 12/31/05, cost for federal income tax purposes was $153,335,000.
NR   Not rated by either S&P or Moody's.



The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/05
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities (cost $153,335,000)                 $153,335,000
  Receivables -
    Investment securities sold                                      195,000
    Fund shares sold                                                  6,100
    Interest and dividends                                          389,614
    Due from Pioneer Investment Management, Inc.                         51
                                                               ------------
     Total assets                                              $153,925,765
                                                               ------------
LIABILITIES:
  Payables -
    Dividends                                                  $    199,679
  Due to bank                                                     2,719,067
  Due to affiliates                                                   7,101
  Accrued expenses                                                   64,918
                                                               ------------
     Total liabilities                                         $  2,990,765
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $151,123,180
  Accumulated net realized loss on investments                     (188,180)
                                                               ------------
     Total net assets                                          $150,935,000
                                                               ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $31,232,365/31,223,029 shares)             $       1.00
                                                               ============
  Investor Class (based on $28,525,612/28,524,068 shares)      $       1.00
                                                               ============
  Class Y (based on $91,177,023/91,172,796 shares)             $       1.00
                                                               ============



14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/05


INVESTMENT INCOME:
  Interest                                                                $1,713,870
                                                                          ----------
EXPENSES:
  Management fees                                          $281,763
  Transfer agent fees and expenses
    Class A                                                   4,721
    Class Y                                                   1,812
    Investor Class                                           19,764
  Distribution fees
    Class A                                                  14,317
  Administrative reimbursements                              21,893
  Custodian fees                                             18,535
  Registration fees                                          92,814
  Professional fees                                          35,759
  Printing expense                                           30,449
  Fees and expenses of nonaffiliated trustees                 6,784
  Miscellaneous                                               6,604
                                                           --------
    Total expenses                                                        $  535,215
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                       (90,984)
    Less fees paid indirectly                                                   (388)
                                                                          ----------
    Net expenses                                                          $  443,843
                                                                          ----------
     Net investment income                                                $1,270,027
REALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                             273
                                                                          ----------
    Net increase in net assets resulting from operations                  $1,270,300
                                                                          ==========



The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/05 and 12/31/04, respectively


                                                          Year Ended         Year Ended
                                                           12/31/05           12/31/04
FROM OPERATIONS:
Net investment income                                  $  1,270,027       $    328,405
Net realized gain on investments                                273                  -
                                                       -------------      ------------
    Net increase (decrease) in net assets resulting
     from operations                                   $  1,270,300       $    328,405
                                                       -------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.0126 and $0.0004
    per share, respectively)                           $   (158,251)      $        (19)
Class Y ($0.0054 and $0.0000
  per share, respectively)                                 (581,329)                 -
Investor Class ($0.0167 and $0.0059
  per share, respectively)                                 (530,447)          (328,386)
                                                       -------------      ------------
    Total distributions to shareowners                 $ (1,270,027)      $   (328,405)
                                                       -------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 77,615,060       $ 19,832,675
Shares issued in reorganization                         130,250,307                  -
Reinvestment of distributions                               638,996            297,946
Cost of shares repurchased                              (97,401,077)       (47,426,990)
                                                       -------------      ------------
    Net increase (decrease) in net assets resulting
     from fund share transactions                      $111,103,286       $(27,296,369)
                                                       -------------      ------------
    Net increase (decrease) in net assets              $111,103,559       $(27,296,369)
NET ASSETS:
Beginning of year                                        39,831,441         67,127,810
                                                       -------------      ------------
End of year                                            $150,935,000       $ 39,831,441
                                                       ============       ============


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '05 Shares       '05 Amount       '04 Shares       '04 Amount
CLASS A (a)
Shares sold                         41,433,916    $  41,433,916          316,947    $     316,947
Shares issued in
  reorganization                    27,405,007       27,405,007
Reinvestment of distributions          146,175          146,175               16               16
Less shares repurchased            (38,079,032)     (38,069,491)
                                   -----------    -------------      -----------    -------------
    Net increase (decrease)         30,906,066    $  30,915,607          316,963    $     316,963
                                  ============    =============      ===========    =============
INVESTOR CLASS
Shares sold                                  -    $           -       19,515,728    $  19,515,728
Reinvestment of distributions          492,821          492,821          297,930          297,930
Less shares repurchased            (11,483,231)     (11,483,237)     (47,426,990)     (47,426,990)
                                   -----------    -------------      -----------    -------------
    Net increase (decrease)        (10,990,410)   $ (10,990,416)     (27,613,332)   $ (27,613,332)
                                   ===========    =============      ===========    =============
CLASS Y (b)
Shares sold                         36,181,144    $  36,181,144
Shares issued in
  reorganization                   102,845,300      102,845,300
Reinvestment of distributions                -                -
Less shares repurchased            (47,853,648)     (47,848,349)
                                   -----------    -------------
    Net increase (decrease)         91,172,796    $  91,178,095
                                   ===========    =============

(a) For the period from December 10, 2004 (initial issue of Class A shares) through December 31, 2005.
(b) For the period from September 23, 2005 (initial issue of Class Y shares) through December 31, 2005.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                      12/11/04 (a)
                                                      Year Ended           to
                                                       12/31/05         12/31/04
CLASS A (a)
Net asset value, beginning of period                  $  1.0000         $1.0000
                                                      ---------         -------
Increase from investment operations:
  Net investment income                               $  0.0126         $0.0004
                                                      ---------         -------
Distributions to shareowners:
  Net investment income                               $ (0.0126)        $(0.0004)
                                                      ---------         --------
Net asset value, end of period                        $  1.0000         $1.0000
                                                      =========         =======
Total return*                                              1.28%            0.04%(b)
Ratio of net expenses to average net assets+               0.78%            0.94%**
Ratio of net investment income to average
  net assets+                                              1.75%            1.38%**
Net assets, end of period (in thousands)              $  31,232         $    317
Ratios with no waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                             0.81%            1.17%**
  Net investment income                                    1.72%            1.15%**
Ratios with waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                             0.78%               -**
  Net investment income                                    1.75%               -**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(a) Class A shares commenced operations on December 11, 2004.
(b) Not annualized.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                                 12/31/05   12/31/04 (a)    12/31/03     12/31/02     12/31/01
INVESTOR CLASS
Net asset value, beginning of period                             $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 -------      -------       -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.02      $  0.01       $  0.01      $  0.01      $  0.02
                                                                 -------      -------       -------      -------      -------
Distributions to shareowners:
 Net investment income                                           $ (0.02)     $ (0.01)      $ (0.01)     $ (0.01)     $ (0.02)
                                                                 -------      -------       -------      -------      -------
Net asset value, end of period                                   $  1.00      $  1.00       $  1.00      $  1.00      $  1.00
                                                                 =======      =======       =======      =======      =======
Total return*                                                       1.70%        0.59%         0.51%        0.97%        2.34%
Ratio of net expenses to average net assets+                        0.64%        0.65%         0.65%        0.75%        0.75%
Ratio of net investment income (loss) to average net assets+        1.64%        0.57%         0.51%        0.97%        2.31%
Portfolio turnover rate
Net assets, end of period (in thousands)                         $28,526      $39,514       $67,128      $75,954      $76,554
Ratios with no waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.91%        0.78%         0.74%        0.75%        0.75%
 Net investment income                                              1.36%        0.44%         0.42%        0.97%        2.31%
Ratios with waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.64%
 Net investment income                                              1.64%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+   Ratio with no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became the subadvisor of the Fund and subsequently became the advisor on December 10, 2004.



   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                 9/23/2005 (a)
                                                                      to
                                                                  12/31/2005
CLASS Y
Net asset value, beginning of period                              $ 1.0000
                                                                  --------
Increase from investment operations:
  Net investment income                                           $ 0.0054
                                                                  --------
Distributions to shareowners:
  Net investment income                                           $(0.0054)
                                                                  --------
Net asset value, end of period                                    $ 1.0000
                                                                  ========
Total return*                                                         0.54%
Ratio of net expenses to average net assets+                          0.56%**
Ratio of net investment loss to average net assets+                   1.96%**
Net assets, end of period (in thousands)                          $ 91,177
Ratios with no waiver of management fees and assumptions
  of expense by PIM and no reductions for fees paid
  indirectly:
  Net expenses                                                        0.56%**
  Net investment income                                               1.96%**
Ratios with waiver of management fees and assumptions of
  expense by PIM and no reductions for fees paid indirectly:
  Net expenses                                                        0.56%**
  Net investment income                                               1.96%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account. Total return is not annualized.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(a) Class Y shares were first publicly offered on September 23, 2005.

20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, organized on December 10, 2004, is the successor to the Safeco Tax Free Money Market Fund. Safeco Tax Free Money Market Fund transferred all of the net assets of Class A shares in exchange for the Fund's Investor Class shares in a one-to-one exchange ratio on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Tax Free Money Market Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. Class Y shares were first publicly offered on September 23, 2005. The investment objective of the Fund is to provide current income, preservation of capital and liquidity through investments in high quality short-term securities. The Fund offers three classes of shares - Class A, Investor Class and Class Y shares. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Investor Class and Class Y shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

Information concerning the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   At December 31, 2005, the Fund had a net capital loss carryforward acquired as a result of the acquisition of Amsouth Tax-Exempt Money Market Fund, of $188,180 of which $91,998 will expire in 2006, $74,898 will expire in 2008, $14,681 will expire in 2010, $56 will expire in 2011, and $6,547 will expire in 2012, if not utilized.

   The tax character of current year distributions will be determined at the end of the fiscal year. The tax character of distributions paid during the year ended December 31, 2005 and 2004 was as follows:


--------------------------------------------------------------------------------
                                  2005           2004
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax Exempt income            $1,270,027      $328,405
                               ----------      --------
    Total                      $1,270,027      $328,405
                               ==========      ========
--------------------------------------------------------------------------------



   The following shows components of distributable earnings on a federal income tax basis at December 31, 2005.



--------------------------------------------------------------------------------
                                                  2005
--------------------------------------------------------------------------------
  Capital loss carryforward                     (188,180)
--------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Investor Class and Class Y shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Investor Class and Class Y shares can bear different transfer agent and distribution fees.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, and is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------

2. Management Agreement

PIM, a wholly-owned indirect subsidy of UniCredito Italiano, S.p.A., manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Through the second anniversary of the closing of the "reorganization", PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.65% of the average daily net assets attributable to Investor Class shares.


In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2005 $3,423 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $3,438 in transfer agent fees payable to PIMSS at December 31, 2005.


4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $240 in distribution fees payable to PFD at December 31, 2005.

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2005, the Fund's expenses were reduced by $388 under such arrangements.


6. Merger Information

On September 22, 2005, beneficial owners of AmSouth Tax-Exempt Money Market Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Tax-Exempt Money Market Fund's net assets for Tax Free Money Market Fund's shares, based on Tax Free Money Market Fund's Class A and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/05                             (continued)
--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------
                            Pioneer Tax           AmSouth Tax-            Pioneer Tax
                            Free Money            Exempt Money            Free Money
                            Market Fund            Market Fund            Market Fund
                       (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
---------------------------------------------------------------------------------------------
  Net Assets

   Class A                   1,406,006              27,405,007             28,811,013

   Class Y                                                   -            102,845,300

   Investor Class           29,819,766                       -             29,819,766

   Class I                           -             102,845,300                      -

  Total Net Assets          31,225,772             130,250,307            161,476,079

  Shares Outstanding

   Class A                   1,405,937              27,395,466             28,810,944

   Class Y                           -                       -            102,845,300

   Investor Class           29,817,950                       -             29,817,950

   Class I                           -             102,840,001                      -

  Shares Issued

  in Reorganization

   Class A                                                                 27,405,007

   Class Y                                                                102,845,300


--------------------------------------------------------------------------------
                                               Unrealized       Accumulated
                                            Depreciation on       Gain on
                                              Closing Date      Closing Date
--------------------------------------------------------------------------------
  AmSouth Tax-Exempt Money Market Fund                         (188,453)
--------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer Tax Free Money Market Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Tax Free Money Market Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Money Market Fund of the Pioneer Series Trust II at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                            /s/Ernst & Young LLP


Boston, Massachusetts
February 10, 2006

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees") vote separately annually to approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract will enable the Fund to receive quality investment advisory services at a cost deemed reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Independent Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund or the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included (i) information on the investment performance of the Fund, a peer group of funds and an index, in each case selected by the Independent Trustees for this purpose, (ii) sales and redemption data in respect to the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the disclosures included in the Fund's prospectuses and reports to shareholders.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested and the Investment Adviser provided additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group selected by the Independent Trustees for this purpose, (2) management fees incurred by a peer group of funds selected by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates profitability from services performed for the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid to third parties. The Trustees also reviewed information regarding the potential for the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the Fund's management fee and a peer group of funds selected by the Independent Trustees for this purpose, reasonable growth expectations for the Fund and certain of the Fund's expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareholders. The Trustees considered the benefits to shareholders of investing in a Fund that is part of a large number of investment companies offering a variety of

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

   investment disciplines and providing for a large variety of Fund and shareholder services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's investment performance based upon total return and yield, as well as the Fund's performance compared to both the performance of a peer group and an index, in each case selected by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the third quintile of the peer group for the 12 months ended June 30, 2005, the third quintile for the three years ended June 30, 2005, the third quintile for the five years ended June 30, 2005 and the second quintile for the ten year period ended June 30, 2005. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees considered the yield (gross of expenses) on the Fund's Class A shares relative to the yield (at June 30, 2005) of the Lehman One Year Municipal Bond Index. The Trustees concluded that the performance of the Fund supported the continuation of the Management Contract.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the number, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of other services provided to

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

   shareholders of the Fund, including administrative and shareholder services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser's affiliates under other contracts and its supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by a peer group of funds selected by the Independent Trustees for this purpose using data provided by an independent third party. The Fund's management fee for the 12 months ended June 30, 2005 was in the fourth quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees noted that the management fee was reduced in December 2004 and Pioneer agreed to add a break point to the management fee in 2005. The Trustees determined that the fee under the Management Contract was reasonable and fair in light of both the overall nature and quality of services provided by the Investment Adviser and the fees charged by the funds in the peer group. The Trustees also considered the Fund's expense ratio and expense ratios of a peer group of funds selected by the Independent Trustees for this purpose. The Fund's expense ratio for the 12 months ended June 30, 2005 was in the second quintile of the applicable peer group for the most recent fiscal year of the peer group for the comparable period. The Trustees concluded that the Fund's overall expense ratio was reasonable compared to that of comparable funds.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including details with respect to the Fund. This consideration included a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund. The Trustees also considered the financial results realized by the

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

   Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited available industry data. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareholder services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect to the Pioneer Funds (including the Fund). The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Conclusion. The Trustees, in light of the Investment Adviser's overall performance, considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their evaluation of all material factors deemed relevant and the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund is fair and reasonable and voted to approve the continuation of the Management Contract for another year.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 91 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerfunds.com and on the SEC's web site at http://www.sec.gov.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------


                           Positions Held          Length of Service
Name and Age               With the Fund           and Term of Office
John F. Cogan, Jr. (79)*   Chairman of the         Trustee since 2004.
                           Board,                  Serves until
                           Trustee and President   successor trustee is
                                                   elected or earlier
                                                   retirement or
                                                   removal.
*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
================================================================================



Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------
                                                                                      Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                by this Trustee
John F. Cogan, Jr. (79)*   Deputy Chairman and a Director of Pioneer Global Asset     Chairman and Director of
                           Management S.p.A. ("PGAM"); Non-Executive Chairman         ICI Mutual Insurance
                           and a Director of Pioneer Investment Management USA        Company; Director
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;      of Harbor Global
                           Director of Pioneer Alternative Investment Management      Company, Ltd.
                           Limited (Dublin); President and a Director of Pioneer
                           Alternative Investment Management (Bermuda) Limited
                           and affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia); Director of Nano-C, Inc. (since
                           2003); Director of Cole Investment Corporation (since
                           2004); Director of Fiduciary Counseling Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD");
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds).


*Mr. Cogan is an Interested Trustee because he is an officer or director of Pioneer and certain of its affiliates.
================================================================================

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------


                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock **(62)           Trustee          Trustee since 2005.
3050 K. Street NW,                              Serves until successor
Washington, DC 20007                            trustee is elected or
                                                earlier retirement or
                                                removal.

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
================================================================================
Mary K. Bush (57)              Trustee          Trustee since 2004.
3509 Woodbine Street,                           Serves until
Chevy Chase, MD 20815                           successor trustee
                                                is elected or earlier
                                                retirement or removal.
================================================================================
Margaret B.W. Graham (58)      Trustee          Trustee since 2004.
1001 Sherbrooke Street West,                    Serves until
Montreal, Quebec, Canada                        successor trustee
H3A 1G5                                         is elected or earlier
                                                retirement or removal.
================================================================================



Pioneer Tax Free Money Market Fund

-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                  by this Trustee
David R. Bock **(62)           Senior Vice President and Chief Financial Officer, I-trax,   Director of The Enterprise
3050 K. Street NW,             Inc. (publicly traded health care services company)          Social Investment
Washington, DC 20007           (2001 - present); Managing Partner, Federal City Capital     Company (privately-held
                               Advisors (boutique merchant bank) (2002 to 2004);            affordable housing
                               Executive Vice President and Chief Financial Officer,        finance company);
                               Pedestal Inc. (internet-based mortgage trading company)      Director of New York
                               (2000 - 2002).                                               Mortgage Trust (publicly
                                                                                            traded mortgage REIT)

**Mr. Bock became a Trustee of the Fund on January 1, 2005.
=======================================================================================================================

Mary K. Bush (57)              President, Bush International (international financial       Director of Brady
3509 Woodbine Street,          advisory firm).                                              Corporation (industrial
Chevy Chase, MD 20815                                                                       identification and
                                                                                            specialty coated
                                                                                            material products
                                                                                            manufacturer),
                                                                                            Mortgage Guaranty
                                                                                            Insurance Corporation,
                                                                                            and Briggs & Stratton,
                                                                                            Inc. (engine
                                                                                            manufacturer)
=======================================================================================================================
Margaret B.W. Graham (58)      Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street West,   firm); Desautels, Faculty of Management,
Montreal, Quebec, Canada       McGill University.
H3A 1G5
=======================================================================================================================

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                Positions Held  Length of Service
Name, Age and Address           With the Fund   and Term of Office
Marguerite A. Piret (57)        Trustee         Trustee since 2004.
One Boston Place, 28th Floor,                   Serves until
Boston, MA 02108                                successor trustee
                                                is elected or earlier
                                                retirement or removal.
================================================================================

John Winthrop (69)              Trustee         Trustee since 2004.
One North Adgers Wharf,                         Serves until
Charleston, SC 29401                            successor trustee
                                                is elected or earlier
                                                retirement or removal.
================================================================================


Pioneer Tax Free Money Market Fund

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Marguerite A. Piret (57)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
One Boston Place, 28th Floor,   Company, Inc. (investment banking firm).                  High Income Fund, Inc.
Boston, MA 02108                                                                          (closed-end investment
                                                                                          company)
=======================================================================================================================
John Winthrop (69)              President, John Winthrop & Co., Inc.                      None
One North Adgers Wharf,         (private investment firm).
Charleston, SC 29401
=======================================================================================================================

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------



Osbert M. Hood (53)        Executive Vice   Since 2004. Serves
                           President        at the discretion of
                                            the board.
================================================================================
Dorothy E. Bourassa (58)   Secretary        Since 2004. Serves
                                            at the discretion of
                                            the Board.
================================================================================


Osbert M. Hood (53)        President and Chief Executive Officer, PIM-USA since       Trustee of certain
                           May, 2003 (Director since January, 2001); President        Pioneer Funds
                           and Director of Pioneer since May, 2003; Chairman and
                           Director of Pioneer Investment Management Shareholder
                           Services, Inc. ("PIMSS") since May, 2003; Executive Vice
                           President of all of Pioneer Funds since June 3, 2003; and
                           Executive Vice President and Chief Operating Officer of
                           PIM-USA, November 2000 - May 2003.
==========================================================================================================
Dorothy E. Bourassa (58)   Secretary of PIM-USA; Senior Vice President - Legal        None
                           of Pioneer; and Secretary/Clerk of most of PIM-USA's
                           subsidiaries; Secretary of all of the Pioneer Funds since
                           September 2003 (Assistant Secretary from November
                           2000 to September 2003).
==========================================================================================================

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------




                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher J. Kelley (41)   Assistant Secretary   Since 2004.
                                                   Serves at
                                                   the discretion of
                                                   the Board.
================================================================================
David C. Phelan (48)         Assistant Secretary   Since 2004.
                                                   Serves at
                                                   the discretion of
                                                   the Board.
================================================================================
Vincent Nave (60)            Treasurer             Since 2004.
                                                   Serves at
                                                   the discretion of
                                                   the Board.
================================================================================
Mark E. Bradley (46)         Assistant Treasurer   Since November,
                                                   2004. Serves
                                                   at the discretion
                                                   of the Board.
================================================================================
Luis I. Presutti (40)        Assistant Treasurer   Since 2004.
                                                   Serves at
                                                   the discretion
                                                   of the Board.
================================================================================



Pioneer Tax Free Money Market Fund

-----------------------------------------------------------------------------------------------------------------------
FUND OFFICERS
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years             by this Officer
Christopher J. Kelley (41)   Assistant Vice President and Senior Counsel of          None
                             Pioneer since July 2002; Vice President and Senior
                             Counsel of BISYS Fund Services, Inc. (April 2001 to
                             June 2002); Senior Vice President and Deputy General
                             Counsel of Funds Distributor, Inc. (July 2000 to April
                             2001;  Assistant Secretary of all Pioneer Funds since
                             September 2003.
=======================================================================================================================
David C. Phelan (48)         Partner, Wilmer Cutler Pickering Hale and Dorr LLP;     None
                             Assistant Secretary of all Pioneer Funds since
                             September 2003.
=======================================================================================================================
Vincent Nave (60)            Vice President - Fund Accounting, Administration        None
                             and Custody Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds.
=======================================================================================================================
Mark E. Bradley (46)         Deputy Treasurer of Pioneer since 2004; Treasurer       None
                             and Senior Vice President, CDC IXIS Asset
                             Management Services from 2002 to 2003; Assistant
                             Treasurer and Vice President, MFS Investment
                             Management from 1997 to 2002; and Assistant
                             Treasurer of all of the Pioneer Funds since
                             November 2004.
=======================================================================================================================
Luis I. Presutti (40)        Assistant Vice President - Fund Accounting,             None
                             Administration and Custody Services of Pioneer; and
                             Assistant Treasurer of all of the Pioneer Funds.
=======================================================================================================================

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                Positions Held          Length of Service
Name and Age                    With the Fund           and Term of Office

Gary Sullivan (47)              Assistant Treasurer     Since 2004. Serves at
                                                        the discretion of
                                                        the Board.

========================================================================================
Katherine Kim Sullivan (32)     Assistant Treasurer     Since 2004.
                                                        Serves at
                                                        the discretion of
                                                        the Board.






========================================================================================
Martin J. Wolin (38)            Chief Compliance        Since October, 2004.
                                Officer                 Serves at the
                                                        discretion of
                                                        the Board.
========================================================================================

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                                                                        Other Directorships Held
Name and Age                    Principal Occupation During Past Five Years             by this Officer

Gary Sullivan (47)              Fund Accounting Manager - Fund Accounting,              None
                                Administration and Custody Services of Pioneer; and
                                Assistant Treasurer of all of the Pioneer Funds since
                                May 2002.
================================================================================================================
Katherine Kim Sullivan (32)     Fund Administration Manager - Fund Accounting,          None
                                Administration and Custody Services since June
                                2003; Assistant Vice President - Mutual Fund
                                Operations of State Street Corporation from June
                                2002 to June 2003 (formerly Deutsche Bank Asset
                                Management); Pioneer Fund Accounting, Administration and
                                Custody Services (Fund Accounting Manager from August
                                1999 to May 2002, Assistant Treasurer of all Pioneer
                                Funds since September 2003.

================================================================================================================
Martin J. Wolin (38)            Chief Compliance Officer of Pioneer (Director of        None
                                Compliance and Senior Counsel from November 2000
                                to September 2004); and Chief Compliance Officer of all
                                of the Pioneer Funds since 2004.
================================================================================================================

The outstanding capital stock of PFD, PIM and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. PIM, the Fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


Visit our web site:                                         www.pioneerfunds.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $238,625 in 2005 and $246,300 in 2004 for the Trust's seven portfolios and eight at that time respectively.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees

There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2005 and 2004.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $47,600 in 2005 and $48,000 in 2004.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

All Other Fees

There were no audit-related and other services provided to the Trust during the fiscal years ended December 31, 2005 and 2004.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31, 2005 and 2004, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Aggregate Non-Audit Fees

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately $47,600 in 2005 and $48,000 in 2004.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's independent auditor, Ernst &
Young LLP ("E&Y"), has advised the Audit
Committee of the Fund's Board of Trustees that E&Ys Spanish affiliate (E&Y Spain) performed certain non-audit work for Pioneer Global
Investments Limited ("PGIL"), an affiliate of the Funds investment adviser. The services involved the receipt and disbursement of monies transferred to E&Y Spain by PGIL in payment of individual payroll and related income tax withholdings due on returns prepared by E&Y Spain for certain PGIL employees located in Spain from February 2001 to October 2005. E&Y became auditors of the Fund in May 2002. These payroll and tax services were discontinued in November 2005. The annual fee received by E&Y Spain for all such services totaled approximately 9,000 Euro per year. E&Y has informed the Audit Committee that based on its internal reviews and the de minimus nature of the services provided and fees received, E&Y does not believe its independence with respect to the Fund has been impaired or that it is disqualified from acting as independent auditors to the Fund.

N/A



Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.


Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded, that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date  February 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date February 28, 2006


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date February 28, 2006

* Print the name and title of each signing officer under his or her signature.